UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material under §240.14a-12.

Columbia Funds Series Trust II

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

COLUMBIA ETF TRUST I

Columbia Diversified Fixed Income Allocation ETF

Columbia Multi-Sector Municipal Income ETF

Columbia Research Enhanced Core ETF

Columbia Research Enhanced Value ETF

Columbia Sustainable International Equity Income ETF

Columbia Sustainable U.S. Equity Income ETF

COLUMBIA ETF TRUST II

Columbia EM Core ex-China ETF

Columbia Emerging Markets Consumer ETF

Columbia India Consumer ETF

COLUMBIA FUNDS SERIES TRUST

Columbia California Intermediate Municipal Bond Fund

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Convertible Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Opportunity Fund

Columbia Large Cap Index Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Mid Cap Index Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Select Large Cap Equity Fund

Columbia Select Mid Cap Value Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Columbia Adaptive Risk Allocation Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Global Technology Growth Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Mid Cap Growth Fund

Columbia Multi-Asset Income Fund

Columbia Multi Strategy Alternatives Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Solutions Aggressive Portfolio

Columbia Solutions Conservative Portfolio

Columbia Strategic California Municipal Income Fund

Columbia Strategic Income Fund

Columbia Strategic New York Municipal Income Fund

Columbia Tax-Exempt Fund

Columbia Total Return Bond Fund

Columbia U.S. Social Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Ultra Short Term Bond Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager Growth Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Multisector Bond SMA Completion Portfolio

Overseas SMA Completion Portfolio

COLUMBIA FUNDS SERIES TRUST II

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Disciplined Core Fund

Columbia Disciplined Growth Fund

Columbia Disciplined Value Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Equity Value Fund

Columbia Global Opportunities Fund

Columbia Government Money Market Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Large Cap Value Fund

Columbia Limited Duration Credit Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Mortgage Opportunities Fund

Columbia Overseas Core Fund

Columbia Quality Income Fund

Columbia Select Global Equity Fund

Columbia Select Large Cap Value Fund

Columbia Select Small Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Strategic Municipal Income Fund

Multi-Manager Value Strategies Fund

225 Franklin Street, Boston, Massachusetts 02110

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

This is a brief overview of the matter on which you are being asked to vote.

The accompanying Joint Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.

On December 22, 2020, a Joint Special Meeting of Shareholders (the “Meeting”) of the funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at 10:00 a.m. (Eastern time) via live webcast. Shareholders of each Fund will be asked to consider the election of nominees to the board of trustees of Columbia Funds Series Trust I (“CFST I” or the “Atlantic Trust”) and Columbia ETF Trust I (“CETF I”), Columbia ETF Trust II (“CETF II”), Columbia Funds Series Trust (“CFST”) and Columbia Funds Series Trust II (“CFST II”) (collectively, the “Columbia Trusts,” and together with the Atlantic Trust, the “Trusts” and each, a “Trust”). You are receiving the enclosed Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on this important proposal.

The enclosed Joint Proxy Statement also serves as notice to shareholders of the Funds of recent amendments to the Declaration of Trust and By-Laws of each Trust relating to virtual meetings, as well as certain governance changes in connection with the board consolidation described below. See the section of the enclosed Joint Proxy Statement entitled “The Proposal – Election of Trustees – Recent Amendments to Declarations of Trust and By-Laws” for additional information regarding these amendments.

Q.	Why am I being asked to elect trustees?

A.

At present, the Funds and certain other funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) are overseen by two separate boards of trustees (each, a “Trustee” and collectively, the “Trustees”). The Funds within the Atlantic Trust are currently overseen by seven Trustees and three consultants to the independent Trustees comprising the “Columbia Atlantic Board” and the Funds within the Columbia Trusts are currently overseen by ten Trustees comprising the “Columbia Funds Board.” Each board is referred to herein as a “Board” and collectively the “Boards.”

Each Board has separately determined that it is in the best interests of the funds overseen by such Board, including the Funds, to align and consolidate the membership of the Boards so that the funds are overseen by a single board. Accordingly, the Boards recommend the seventeen (17) individuals listed in the enclosed Joint Proxy Statement for election to the Board of each Trust. The same nominees have been recommended to shareholders for all open-end funds overseen by such Boards, so that if all nominees are approved by shareholders, the proposed combined board would oversee nearly all of the open-end funds and exchange-traded funds advised by Columbia Threadneedle, which include 174 open-end funds with assets of approximately $310 billion as of September 30, 2020, including fund-of-fund assets.

In reaching its conclusion each Board considered, among other things, that while the proposed combined board would be larger than either current Board, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies and decreased costs for the funds in the complex, as well as provide operational efficiencies and decreased costs for Columbia Threadneedle by streamlining the resources needed for Board support.

Additional information regarding each nominee and the proposal is set forth in the enclosed Joint Proxy Statement.

Q.	How do the Boards recommend that I vote?

A.	Each Board unanimously recommends that you vote FOR the election of the nominees.

Q.	What if the proposal is not approved?

A.

If there are not enough votes by shareholders of a Trust to obtain a quorum and approve the election of the nominees by the time of the Meeting, a Trust’s Meeting may be adjourned or postponed to permit further solicitation of proxy votes. If a Trust is not ultimately able to achieve a quorum, the Trust (and the Funds comprising the Trust) will continue to be overseen by the current Board of Trustees. Note, however, that the election of nominees for each Trust requires the affirmative vote of a plurality of votes cast at the applicable Meeting. Given the plurality voting standard and because each nominee is running unopposed, so long as a quorum is present at a Trust’s Meeting, each nominee will be elected, as the election is uncontested. See the section of the enclosed Joint Proxy Statement entitled “Proxy Voting and Shareholder Meeting Information – Required Vote” for additional information regarding the plurality voting standard.

Q.	Who will pay for this proxy solicitation?

A.

The Funds and Columbia Threadneedle will jointly bear the proxy solicitation costs related to this proposal, except that Columbia Threadneedle will bear 100% of these expenses for Columbia Large Cap Index Fund,

Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and each series of CETF I and CETF II as a result of these Funds’ unitary fee arrangements. For additional information, see the section entitled “Other Information – Expenses and Solicitation Activities” in the enclosed Joint Proxy Statement.

Q.	How can I vote my proxy?

A.	You can vote in one of four ways:

•	By telephone (call the toll-free number listed on your Proxy Card)

•	By Internet (at the website listed on your Proxy Card)

•	By mail (using the enclosed postage prepaid envelope)

•	By attending the virtual meeting (following the instructions below)

We encourage you to vote as soon as possible. Please refer to the enclosed Proxy Card for information on voting by telephone, Internet or mail.

Q.	How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only (i) if you were a shareholder of a Fund that is a series of CFST, CFST I and CFST II as of the close of business on October 9, 2020, (ii) if you were a shareholder of a Fund that is a series of CETF I and CETF II as of the close of business on October 16, 2020 or (iii) if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.meetingcenter.io/272705013. You also will be able to vote your shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online Meeting will begin promptly at 10:00 a.m., Eastern time, on December 22, 2020. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the Meeting virtually on the Internet?

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet. To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the intermediary that holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three (3) business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, we believe that hosting a virtual meeting is in the best interests of the Funds and their shareholders.

Q.	Why might I receive more than one Proxy Card?

A.	You may receive separate Proxy Cards if you own shares of more than one Fund or of a Fund in more than one account. You should vote each card received.

Q.	Will I be notified of the results of the vote?

A.	Yes. The final voting results will be included in each Fund’s next report to shareholders following the Meeting.

Q.	Whom should I call if I have questions?

A.

If you have questions about the proposal described in the Joint Proxy Statement or about voting procedures, please call the Funds’ proxy solicitor, Computershare Fund Services, toll-free at 866-905-2396.

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

COLUMBIA ETF TRUST I

Columbia Diversified Fixed Income Allocation ETF

Columbia Multi-Sector Municipal Income ETF

Columbia Research Enhanced Core ETF

Columbia Research Enhanced Value ETF

Columbia Sustainable International Equity Income ETF

Columbia Sustainable U.S. Equity Income ETF

COLUMBIA ETF TRUST II

Columbia EM Core ex-China ETF

Columbia Emerging Markets Consumer ETF

Columbia India Consumer ETF

COLUMBIA FUNDS SERIES TRUST

Columbia California Intermediate Municipal Bond Fund

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Convertible Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Opportunity Fund

Columbia Large Cap Index Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Mid Cap Index Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Select Large Cap Equity Fund

Columbia Select Mid Cap Value Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Columbia Adaptive Risk Allocation Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Global Technology Growth Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Mid Cap Growth Fund

Columbia Multi-Asset Income Fund

Columbia Multi Strategy Alternatives Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Solutions Aggressive Portfolio

Columbia Solutions Conservative Portfolio

Columbia Strategic California Municipal Income Fund

Columbia Strategic Income Fund

Columbia Strategic New York Municipal Income Fund

Columbia Tax-Exempt Fund

Columbia Total Return Bond Fund

Columbia U.S. Social Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Ultra Short Term Bond Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager Growth Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Multisector Bond SMA Completion Portfolio

Overseas SMA Completion Portfolio

COLUMBIA FUNDS SERIES TRUST II

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Disciplined Core Fund

Columbia Disciplined Growth Fund

Columbia Disciplined Value Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Equity Value Fund

Columbia Global Opportunities Fund

Columbia Government Money Market Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Large Cap Value Fund

Columbia Limited Duration Credit Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Mortgage Opportunities Fund

Columbia Overseas Core Fund

Columbia Quality Income Fund

Columbia Select Global Equity Fund

Columbia Select Large Cap Value Fund

Columbia Select Small Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Strategic Municipal Income Fund

Multi-Manager Value Strategies Fund

To be held on December 22, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of the funds listed above (each, a “Fund” and collectively, the “Funds”) will be held on December 22, 2020 at 10:00 a.m. (Eastern time). The Board of Trustees (each, a “Board,” and together, the “Boards”) of each of Columbia ETF Trust I (“CETF I”), Columbia ETF Trust II (“CETF II”), Columbia Funds Series Trust (“CFST”), Columbia Funds Series Trust I (“CFST I”) and Columbia Funds Series Trust II (“CFST II”) (each, a “Trust,” and together, the “Trusts”) has recommended certain individuals for election to each Board. At the Meeting, shareholders of each series of each Trust will be asked to consider the following proposal:

1.

To elect seventeen (17) nominees to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor; and

2.	To transact such other business as may properly come before the Meeting.

In light of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Meeting by following the instructions included in the enclosed Q&A and Joint Proxy Statement.

Please take some time to read the enclosed Joint Proxy Statement. It discusses the proposal in more detail. If, as of the close of business on October 9, 2020, you were a shareholder of a Fund that is a series of CFST, CFST I or CFST II, or if, as of the close of business on October 16, 2020, you were a shareholder of a Fund that is as series of CETF I and CETF II, you may vote at the Meeting or at any adjournment or postponement of the Meeting. If you have questions, please call the Funds’ proxy solicitor toll free at 866-905-2396. It is important that you vote. You may vote by mail, by phone or over the Internet. The Boards unanimously recommend that you vote FOR the election of the trustee nominees.

By order of each Board of Trustees, Ryan C. Larrenaga, Secretary

COLUMBIA ETF TRUST I

Columbia Diversified Fixed Income Allocation ETF

Columbia Multi-Sector Municipal Income ETF

Columbia Research Enhanced Core ETF

Columbia Research Enhanced Value ETF

Columbia Sustainable International Equity Income ETF

Columbia Sustainable U.S. Equity Income ETF

COLUMBIA ETF TRUST II

Columbia EM Core ex-China ETF

Columbia Emerging Markets Consumer ETF

Columbia India Consumer ETF

COLUMBIA FUNDS SERIES TRUST

Columbia California Intermediate Municipal Bond Fund

Columbia Capital Allocation Moderate Aggressive Portfolio

Columbia Capital Allocation Moderate Conservative Portfolio

Columbia Convertible Securities Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Growth Opportunity Fund

Columbia Large Cap Index Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Mid Cap Index Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Overseas Value Fund

Columbia Select Large Cap Equity Fund

Columbia Select Mid Cap Value Fund

Columbia Short Term Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Small Cap Index Fund

Columbia Small Cap Value Fund II

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

COLUMBIA FUNDS SERIES TRUST I

Columbia Adaptive Retirement 2020 Fund

Columbia Adaptive Retirement 2025 Fund

Columbia Adaptive Retirement 2030 Fund

Columbia Adaptive Retirement 2035 Fund

Columbia Adaptive Retirement 2040 Fund

Columbia Adaptive Retirement 2045 Fund

Columbia Adaptive Retirement 2050 Fund

Columbia Adaptive Retirement 2055 Fund

Columbia Adaptive Retirement 2060 Fund

Columbia Adaptive Risk Allocation Fund

Columbia Balanced Fund

Columbia Bond Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Contrarian Core Fund

Columbia Corporate Income Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Global Technology Growth Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Dividend Income Fund

Columbia Large Cap Growth Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Mid Cap Growth Fund

Columbia Multi-Asset Income Fund

Columbia Multi Strategy Alternatives Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Select Large Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Value Fund I

Columbia Solutions Aggressive Portfolio

Columbia Solutions Conservative Portfolio

Columbia Strategic California Municipal Income Fund

Columbia Strategic Income Fund

Columbia Strategic New York Municipal Income Fund

Columbia Tax-Exempt Fund

Columbia Total Return Bond Fund

Columbia U.S. Social Bond Fund

Columbia U.S. Treasury Index Fund

Columbia Ultra Short Term Bond Fund

Multi-Manager Alternative Strategies Fund

Multi-Manager Directional Alternative Strategies Fund

Multi-Manager Growth Strategies Fund

Multi-Manager International Equity Strategies Fund

Multi-Manager Small Cap Equity Strategies Fund

Multi-Manager Total Return Bond Strategies Fund

Multisector Bond SMA Completion Portfolio

Overseas SMA Completion Portfolio

COLUMBIA FUNDS SERIES TRUST II

Columbia Capital Allocation Aggressive Portfolio

Columbia Capital Allocation Conservative Portfolio

Columbia Capital Allocation Moderate Portfolio

Columbia Commodity Strategy Fund

Columbia Disciplined Core Fund

Columbia Disciplined Growth Fund

Columbia Disciplined Value Fund

Columbia Dividend Opportunity Fund

Columbia Emerging Markets Bond Fund

Columbia Flexible Capital Income Fund

Columbia Floating Rate Fund

Columbia Global Equity Value Fund

Columbia Global Opportunities Fund

Columbia Government Money Market Fund

Columbia High Yield Bond Fund

Columbia Income Builder Fund

Columbia Income Opportunities Fund

Columbia Large Cap Value Fund

Columbia Limited Duration Credit Fund

Columbia Minnesota Tax-Exempt Fund

Columbia Mortgage Opportunities Fund

Columbia Overseas Core Fund

Columbia Quality Income Fund

Columbia Select Global Equity Fund

Columbia Select Large Cap Value Fund

Columbia Select Small Cap Value Fund

Columbia Seligman Communications and Information Fund

Columbia Seligman Global Technology Fund

Columbia Short-Term Cash Fund

Columbia Strategic Municipal Income Fund

Multi-Manager Value Strategies Fund

225 Franklin Street, Boston, Massachusetts 02110

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on December 22, 2020

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (each, a “Board,” and together, the “Boards” and each trustee, a “Trustee” and collectively, the “Trustees”) of each of Columbia ETF Trust I (“CETF I”), Columbia ETF Trust II (“CETF II”), Columbia Funds Series Trust (“CFST”), Columbia Funds Series Trust I (“CFST I”) and Columbia Funds Series Trust II (“CFST II,” and together with CETF I, CETF II, CFST and CFST I, the “Trusts” and each, a “Trust”), relating to the joint special meeting of shareholders (the “Meeting”) of the Funds listed above, that will be held on December 22, 2020 at 10:00 a.m. (Eastern time) and any adjournments or postponements thereof. The enclosed proxy card (“Proxy Card”) and this Joint Proxy Statement are first being sent to shareholders of the Funds on or about October 28, 2020. Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. The purpose of the Meeting is to ask shareholders to elect seventeen (17) nominees to the Board of each Trust who have agreed to stand for election (the “Nominees”), each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

Because of public health concerns regarding the coronavirus (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. You will be able to attend and participate in the Meeting online, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: www.meetingcenter.io/272705013 at the Meeting date and time. If your shares are registered in your name, to participate in the Meeting, you will need to log on using the control number from your Proxy Card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is COL2020. There is no physical location for the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting online by webcast. To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services. You must contact the intermediary that holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three (3) business days prior to the Meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Shareholders of record for each Fund that is a series of CFST, CFST I and CFST II at the close of business on October 9, 2020 and for each Fund that is a series of CEFT I and CETF II at the close of business on October 16, 2020 (each such date, a “Record Date” and collectively, the “Record Dates”) are entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on the applicable Record Date is listed in Appendix A. Persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the applicable Record Date are listed in Appendix B. The fiscal year-end for each Fund is listed in Appendix C.

It is expected that the solicitation of proxies will be primarily by mail. However, shareholders will not automatically receive a copy of this Joint Proxy Statement in the mail, but will instead receive a notice that informs them how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. Instead, shareholders can access the proxy materials at https://www.proxy-direct.com/col-31702 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Additional information about each Fund is available in the Fund’s prospectus, statement of additional information and annual and semiannual reports to shareholders. Each Fund’s most recent annual and semiannual reports have previously been delivered to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents are also filed with the U.S. Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 22, 2020. This Joint Proxy Statement and the Notice of Joint Special Meeting are available at https://www.proxy-direct.com/col-31702.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR ITS TRUST(S)

-i-

THE PROPOSAL — ELECTION OF TRUSTEES

At the Meeting, shareholders of all Funds will be asked to elect seventeen (17) Nominees to constitute the Board of their Trust, effective January 1, 2021. The election of these Nominees will allow for the combined oversight of the Funds under a single Board.

At present, the Funds and certain other funds advised by Columbia Management Investment Advisers, LLC (“Columbia Threadneedle” or the “Investment Manager”) are overseen by two separate boards of trustees. The Funds within CFST I (the “Atlantic Trust”) are overseen by seven Trustees and three Consultants (as defined below) comprising the “Columbia Atlantic Board” and the Funds within CETF I, CETF II, CFST and CFST II (collectively, the “Columbia Trusts”) are overseen by ten Trustees comprising the “Columbia Funds Board.”

Each Board has separately determined that it is in the best interests of the funds overseen by such Board, including the Funds, to align and consolidate the membership of the Boards so that the funds are overseen by the Nominees as a single board. Accordingly, the Boards recommend the seventeen (17) individuals listed in this Joint Proxy Statement for election to the Board of each Trust, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor. The Boards have also approved the same nominees for all open-end funds overseen by such Boards, so that if all nominees are approved by shareholders, the proposed combined board would oversee nearly all of the open-end funds and exchange-traded funds advised by Columbia Threadneedle, which include 174 open-end funds with assets of approximately $310 billion as of September 30, 2020, including fund-of-fund assets.

In reaching its conclusion each Board considered, among other things, that while the proposed combined board would be larger than either current Board, reducing the number of separate boards overseeing a fund complex can lead to operational efficiencies and decreased costs for the funds in the complex, as well as provide operational efficiencies and decreased costs for Columbia Threadneedle by streamlining the resources needed for Board support.

Each Board is responsible for overseeing the management of the applicable Trust(s). Each Nominee currently serves as a Trustee or Consultant of either the Atlantic Trust or the Columbia Trusts. Due to planned retirements, John J. Neuhauser and Patrick J. Simpson, each of whom serves as a Trustee on the Columbia Atlantic Board, are not standing for reelection to serve on the combined Board. Christopher O. Petersen (the “Interested Nominee”) has been nominated to serve as a Trustee for the Trusts and will be treated as an “interested person” of the Funds due to his positions with Columbia Threadneedle and Ameriprise Financial, Inc. Upon the election and qualification of Mr. Petersen, William F. Truscott, who currently serves as Trustee of the Trusts and is currently treated as an “interested person” of the Funds, will resign from the Boards, although Mr. Truscott will remain a Senior Vice President of the Trusts and his position with Columbia Threadneedle remains unaffected.

The Investment Company Act of 1940 (the “1940 Act”) and rules adopted thereunder contain provisions requiring that certain percentages of a mutual fund’s board of directors consist of individuals who are independent of the mutual fund or its adviser within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). Current regulations applicable to the Funds require that a majority of each Trust’s Board consist of Independent Trustees. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Anthony M. Santomero, Minor M. Shaw, Natalie A. Trunow and Sandra Yeager.

Mses. Darragh and Trunow and Mr. Connaughton currently serve as consultants to the Independent Trustees of the Atlantic Trust (the “Consultants to the Independent Trustees” or “Consultants”), and each participate in

Board and committee meetings but do not have the right to vote on matters before the Trustees. If elected, the Consultants to the Independent Trustees will serve as Independent Trustees.

At a meeting held on October 2, 2020, the Governance Committee of the Atlantic Trust (all of whose members are Independent Trustees) nominated the Independent Nominees and recommended that the Columbia Atlantic Board nominate the Interested Nominee. At a meeting held on October 2, 2020, the Independent Trustees of the Atlantic Trust accepted, endorsed and approved the Independent Nominees presented by the Governance Committee and the Columbia Atlantic Board nominated the Interested Nominee and voted to recommend each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. Likewise, at a meeting held on October 1, 2020, the Board Governance Committee of the Columbia Trusts (all of whose members are Independent Trustees) nominated the Independent Nominees and recommended that the Columbia Funds Board nominate the Interested Nominee. At a meeting held on October 1, 2020, the Columbia Funds Board accepted, endorsed and approved the Independent Nominees presented by the Board Governance Committee, nominated the Interested Nominee and voted to recommend each of the Independent Nominees and the Interested Nominee to shareholders for election as Trustees. The Boards currently have no reason to believe that any Nominee will become unable to serve or for good cause will not serve as a trustee, but if that should occur before the Meeting, the proxies may be voted for such other Nominees as each Trust’s present Governance Committee and/or the Board may select. If the Nominees are elected by shareholders, at least 75% of the trustees will continue to be Independent Trustees (currently 90% of the Columbia Funds Board and 86% of the Columbia Atlantic Board is comprised of Independent Trustees).

If the Nominees are elected by shareholders, the Funds will begin to operate under the oversight of the combined board on January 1, 2021. After careful consideration of the proposed governance structure of the combined board, and to ensure continuity of various aspects of the governance of each Fund overseen by the combined board, the Boards have agreed that if the Nominees are elected by shareholders of the Trusts, for a one-year transition period starting January 1, 2021, each Board committee would be co-chaired by a member of each legacy Board with the exception of the Board Governance Committee, which will have one chair (the current Board Governance Committee chair of the Columbia Funds Board) due to the planned retirement of the current Governance Committee chair of Columbia Atlantic Fund at the end of this year, and that Mr. Hacker and Ms. Paglia, each of whom is an Independent Trustee, will serve as co-Chairs of the combined board for a two-year transition period ending December 31, 2022. Further, the Boards agreed to implement certain other governance provisions, including that the affirmative vote of at least 66 2/3% of the trustees then in office would be required to materially change the committee structure (including the committee chairs) or to remove a trustee, with or without cause.

Recent Amendments to Declarations of Trust and By-Laws

In connection with the proposed election of a combined board, the Board of each Trust has approved an amendment of its Declaration of Trust to include various provisions regarding Board governance agreed to by the Boards, and to clarify the Trust’s ability to hold virtual shareholder meetings. In addition, each Trust’s By-Laws were amended to make the indemnification provisions more consistent across the Trusts and other funds to be overseen by the combined Board. For more information on the amendments to the Trusts’ Declarations of Trust and By-Laws see Appendix D.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.*

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Nominees who are not “interested persons” of the Funds
George S. Batejan c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1953	Trustee of the Columbia Trusts since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018	Compliance, Contracts, Executive, Investment Review (Columbia Trusts)

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of the Columbia Trusts since 1/06 for RiverSource Funds and since 6/11 for Nations Funds(1)	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	176	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee 2014-2017; Chair of the Governance Committee 2017-2020); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017	Board Governance, Compliance, Contracts, Executive, Investment Review (Columbia Trusts)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of the Columbia Trusts since 7/07 for RiverSource Funds and since 6/11 for Nations Funds(1)	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee) since 2019	Audit, Board Governance, Contracts, Executive, Investment Review (Columbia Trusts)

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1957	Trustee of the Atlantic Trust since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020	Compliance, Product and Distribution, Governance, Investment Oversight Committee #2 (Atlantic Trust)

J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant for the Atlantic Trust since 2016	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Director, The Autism Project since March 2015; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017	Product and Distribution, Advisory Fees & Expenses, Audit, Investment Oversight Committee #2 (Atlantic Trust)

Olive Darragh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1962	Independent Trustee Consultant for the Atlantic Trust since 2019	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company, 2001-2004	174	Former Director, University of Edinburgh Business School; former Director, Boston Public Library Foundation	Product and Distribution, Advisory Fees & Expenses, Audit, Compliance, Investment Oversight Committee #1, Investment Oversight Committee #3 (Atlantic Trust)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1950	Trustee of the Columbia Trusts since 11/04 for RiverSource Funds and since 6/11 for Nations Funds(1)	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010; Board of Directors, The MA Business Roundtable 2003-2019	Audit, Board Governance, Contracts, Executive, Investment Review (Columbia Trusts)

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1954	Trustee of the Columbia Trusts since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004	Audit, Contracts, Executive, Investment Review (Columbia Trusts)

Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1955	Trustee (since 1996) and Chairman of the Board (since 2014) of the Atlantic Trust	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019	Audit, Governance, Investment Oversight Committee #1, Investment Oversight Committee #3 (Atlantic Trust)

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1956	Trustee of the Atlantic Trust since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None	Advisory Fees & Expenses, Governance, Product and Distribution, Investment Oversight Committee #2 (Atlantic Trust)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
David M. Moffett c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Trustee of the Atlantic Trust since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016	Compliance, Audit, Investment Oversight Committee #1 (Atlantic Trust)

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1952	Chair of the Columbia Funds Board since 1/20; Trustee of the Columbia Trusts since 11/04 for RiverSource Funds and since 6/11 for Nations Funds(1)	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Board Governance, Compliance, Contracts, Executive, Investment Review (Columbia Trusts)

Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1946	Trustee of the Columbia Trusts since 6/11 for RiverSource Funds and since 1/08 for Nations Funds(1)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	176	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, RenaissanceRe Holdings Ltd. since May 2008; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011	Audit, Board Governance, Contracts, Investment Review (Columbia Trusts)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1947	Trustee of the Columbia Trusts since 6/11 for RiverSource Funds and since 2003 for Nations Funds(1)	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, BlueCross BlueShield of South Carolina since April 2008; Trustee, Hollingsworth Funds since 2016 (previously Board Chair from 2016-2019); Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018	Board Governance, Compliance, Contracts, Investment Review (Columbia Trusts)

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant for the Atlantic Trust since 2016	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Non-executive Member of the Investment Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services) since August 2018; Advisor, Paradigm Asset Management since November 2016; Director of Investments, Casey Family Programs, April 2016-September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Director, Health Services for Children with Special Needs, Inc.; Director, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions); Independent Director, Investment Committee, Sarona Asset Management	Product and Distribution, Advisory Fees & Expenses, Compliance, Investment Oversight Committee #1 (Atlantic Trust)

Name, Address, Year of Birth	Position Held with the Trust and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Complex** to be Overseen by Nominee	Other Directorships Held by Trustee During the Past Five Years	Committee Assignments
Sandra Yeager c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110 1964	Trustee of the Columbia Trusts since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Director, NAPE Education Foundation since October 2016	Audit, Contracts, Investment Review (Columbia Trusts)

Nominee who is an “interested person” of the Funds***
Christopher O. Petersen c/o Columbia Threadneedle 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	None(2)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010-December 2014); officer of Columbia Funds and affiliated funds since 2007	174	None	None

*	Information as of October 1, 2020.
**

The term “Fund Complex” as used herein includes each series of the Trusts, each series of Columbia Funds Variable Insurance Trust and Columbia Funds Variable Series Trust II (together, the “Insurance Trusts”), Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation. Each of the Nominees has also been nominated to serve as a trustee of the Insurance Trusts, and each member of the Columbia Funds Board also serves as a director of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

***	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial, Inc.
(1)

The Funds within the Columbia Funds Complex that historically bore the Nations brand are referred to herein as “Nations Funds” and the Funds within the Columbia Funds Complex that historically bore the RiverSource brand are referred to herein as “RiverSource Funds.”

(2)	Mr. Petersen serves as the President and Principal Executive Officer of each Trust (since 2015).

Current Status of Trustees/Nominees

With regard to the Atlantic Trust, Ms. Carrig, Dr. Neuhauser and Messrs. Hacker and Simpson were most recently elected by shareholders to be Trustees in 2010. Ms. Lukitsh and Mr. Moffett were appointed by the Board as Trustees to fill vacancies in 2011. Mr. Truscott was appointed by the Board as a Trustee in 2012. Mr. Connaughton and Ms. Trunow were appointed by the Board as Consultants to the Independent Trustees in 2016. Ms. Darragh was appointed by the Board as a Consultant to the Independent Trustees in 2019.

With regard to the Columbia Trusts, Mses. Blatz, Carlton, Flynn, Paglia and Shaw and Messrs. Santomero and Truscott were most recently elected by shareholders to be Trustees of CFST and CFST II in February 2011, were elected by consent of the initial shareholder to be Trustees of CETF I in April 2016 and were most recently elected by shareholders to be Trustees of CETF II in August 2016. Messrs. Batejan and Gallagher and Ms. Yeager were appointed by the Board as Trustees of CFST, CFST II, CETF I and CETF II to fill vacancies in January 2017.

Each currently serving Trustee, except for Dr. Neuhauser and Messrs. Simpson and Truscott, is standing for election at the Meeting and has agreed to continue to serve if elected. Mr. Truscott will resign from the Boards upon election and qualification of Mr. Petersen, although Mr. Truscott will remain a Senior Vice President of the Trusts and his position with the Investment Manager remains unaffected. Dr. Neuhauser and Mr. Simpson are not standing for election due to the retirement policy of the Atlantic Trust and are expected to retire as Trustees of the Atlantic Trust effective December 31, 2020. Under each Board’s current retirement policy, each Trustee generally serves until December  31 of the year such Trustee turns seventy-five (75).

Nominee Qualifications

The following provides an overview of the considerations that led each Board to conclude that each individual serving or nominated to serve as a trustee should so serve. Generally, no one factor was decisive in the selection of an individual to join the Boards. Among the factors the Boards considered when concluding that an individual should serve on the Boards were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees/Nominees; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Boards.

In respect of each Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Funds, were a significant factor in the determination that, in light of the business and structure of the Trusts, the individual should serve as a trustee. Following is a summary of each Nominee’s particular professional experience and additional considerations that contributed to or support the Boards’ conclusion that an individual should serve as a trustee:

George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.

Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. In February 2018, she was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota and served in that capacity until July 30, 2018. She also serves on the board of directors of Blue Cross and Blue Shield of Minnesota, and as chair of a non-profit organization.

Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton also serves on the Board of Directors of DR Bank (formerly Laurel Road Bank), a privately held community bank, where she serves on the Audit Committee. She also serves on the board of directors of Evercore Inc., a public investment bank. In addition, she has experience on other boards of directors of non-profit organizations, including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. Ms. Carrig has previously served on the board of directors for a public company and various industry groups and non-profit organizations.

J. Kevin Connaughton – Mr. Connaughton has significant executive and board experience with financial services and investment companies. Mr. Connaughton served as a senior officer of certain Columbia funds from 2003 through 2015. He served as the managing director and general manager of mutual fund products for the Investment Manager from 2010 through 2015. Mr. Connaughton currently serves on the FINRA National Adjudicatory Council and on the Board of Directors of The Autism Project. He has previously served on the Board of Directors of a separate fund group, the Transfer Agent, three offshore groups of funds managed by the Investment Manager and/or affiliates, and the investment committee for a small college endowment. Mr. Connaughton also serves as an adjunct professor of Finance at Bentley University.

Olive Darragh – Ms. Darragh has extensive experience in the investment management industry. She currently serves as Managing Director of Darragh Inc., a strategy and talent management consulting firm that works with investment organizations. Previously, Ms. Darragh was a Partner at Tudor Investments responsible for Strategy and Talent Management. Prior to that, she was a Senior Partner at McKinsey & Company, where she co-founded and led the firm’s global Investment Management practice. Ms. Darragh has experience serving on other boards of directors and is a Certified Public Accountant. Ms. Darragh also founded and runs Zolio Inc., an investment management talent identification platform and is a visiting professor at the University of Edinburgh Business School.

Patricia M. Flynn – Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.

Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former chief financial officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

Nancy T. Lukitsh – Ms. Lukitsh has extensive executive experience in the financial services industries, particularly with respect to the marketing of investment products, having served as Senior Vice President, Partner and Director of Marketing for Wellington Management Company, LLP. Ms. Lukitsh has previously served as Chair of Wellington Management Portfolios (commingled investment pools designed for non-U.S. institutional investors) and as a director of other Wellington affiliates. In addition, she has previously served on the boards of directors of various non-profit organizations. She is also a Chartered Financial Analyst.

David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim chief executive officer and the board of directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.

Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Christopher O. Petersen – Mr. Petersen has significant experience with the financial services and investment companies. Mr. Petersen has served as President of the Columbia Funds since 2015 and as an officer of the Columbia Funds and affiliated funds since 2007. He serves as Vice President and Lead Chief Counsel of Ameriprise Financial, Inc., the parent company of the Investment Manager. In these capacities, he supports the management of the business and legal affairs of the Columbia Funds.

Anthony M. Santomero – Dr. Santomero is the former President of the Federal Reserve Bank of Philadelphia. He holds the title of Richard K. Mellon Professor Emeritus of Finance at the Wharton School of the University of Pennsylvania and serves on the board of a public company, RenaissanceRe Holdings Ltd., and the board of Penn Mutual Life Insurance Company. He previously served as director of Citigroup Inc. and Citibank, N.A., Senior Advisor at McKinsey & Company and was the Richard K. Mellon Professor of Finance at the University of Pennsylvania’s Wharton School. During his 30-year tenure at Wharton, he held a number of academic and managerial positions, including Deputy Dean of the School. He has written approximately 150 articles, books and monographs on financial sector regulation and economic performance.

Minor M. Shaw – Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation and The Duke Endowment. She also currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the board of the Hollingsworth Funds (formerly Board Chair of the Hollingsworth Funds), Blue Cross Blue Shield of South Carolina, and on the advisory board of Duke Energy Corp. She has also served on the boards of Citizens & Southern Bank of SC, Interstate Johnson Lane, and Piedmont Natural Gas.

Natalie A. Trunow – Ms. Trunow has extensive executive experience in financial services and with investment companies, including service as Chief Executive Officer at Millennial Portfolio Solutions LLC (asset management and consulting services), as a non-executive member of the Investment Committee of Sarona Asset Management Inc. (a private equity firm), as Director of Investments at Casey Family Programs Foundation, as Senior Vice President and Chief Investment Officer at Calvert Investments, and as Section Head and Portfolio Manager responsible for alternative and traditional funds at General Motors Asset Management. Ms. Trunow’s responsibilities as Senior Vice President and Chief Investment officer at Calvert Investments included oversight responsibilities for public and private equity investments, in-house and sub-advised funds, asset allocation funds, balanced funds, and volatility-managed funds, and investing portfolios. Ms. Trunow also currently serves on the boards of for-profit and non-profit organizations.

Sandra Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008 she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.

Responsibilities of the Boards with Respect to Fund Management

The Boards consist of Trustees who have varied experience and skills. Each Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Trustees, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting with Board members between Board and committee meetings on Fund-related matters, with the Funds’ Chief Compliance Officer, counsel to the Independent Trustees, and representatives of the Funds’ service providers. Each Board reviews its leadership structure periodically and believes that its structure is appropriate, in light of the size of the applicable Trust and the nature of its business, to enable the Board to exercise its oversight of the Funds and the other investment companies overseen by the Trustees. In particular, the Boards believe that having an Independent Trustee serve as the chair of the Board and having other Independent Trustees serve as chairs of each committee promotes independence from the Investment Manager in overseeing the setting of agendas and conducting meetings. With respect to Messrs. Truscott and Petersen, the Trustees have concluded that having a senior officer of the Investment Manager serve as a Trustee benefits Fund shareholders by facilitating communication between the Independent Trustees and the senior management of the Investment Manager, and by assisting efforts to align the interests of the Investment Manager more closely with those of Fund shareholders. Further information about the backgrounds and qualifications of the Nominees can be found in the section entitled “Nominee Qualifications” above. The Boards have several standing committees (each, a “Committee”), which are an integral part of each Fund’s overall governance and risk oversight structure. The Boards believe that their Committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The roles of each Committee are more fully described in the section entitled “Governance Structure and Committees of the Boards” below.

The Boards initially approved investment management services agreements and other contracts with the Investment Manager and its affiliates and other service providers. The Boards monitor the level and quality of services provided under such contracts. Annually, the Boards evaluate the services received under the investment management and distribution contracts by reviewing, among other things, reports covering investment performance, expenses, shareholder services, marketing, and the Investment Manager’s profitability.

The Investment Manager provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Boards provide oversight of the services provided by the Investment Manager, including risk management services. Various Committees of the Boards provide oversight of the Investment Manager’s risk management services with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Boards and the Committees receive a wide range of reports with respect to the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and the relevant Committees meet periodically with officers of the Funds and the Investment Manager and with representatives of various Fund service providers. In addition, the Boards oversee processes that are in place addressing compliance with applicable rules, regulations and investment policies and address possible conflicts of interest. The Boards and certain Committees also meet regularly with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and the Investment Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds.

The Boards also oversee the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Manager. Additionally, as required by Rule 22e-4 under the 1940 Act, the Funds have implemented a written liquidity risk management program and related procedures (the “Liquidity Program”), designed to assess and manage the Funds’ liquidity risk. The Boards, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Boards will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Boards recognize that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations.

Governance Structure and Committees of the Boards

If the consolidation of the two Boards is completed, it is anticipated that the combined board will have a Committee structure similar to both Boards, but more closely aligned with the current Committee structure of the Columbia Funds Board. Nevertheless, the combined board may choose to modify the governance structure of the combined board at any time. Information relating to the current governance and Committee structure of the Columbia Atlantic Board and Columbia Funds Board is set forth below.

Columbia Atlantic Board

The Columbia Atlantic Board has organized the following standing Committees to facilitate its work: the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee, the Investment Oversight Committees and the Product and Distribution Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective Committee assignments. The duties of these Committees are described below.

Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for Independent Trustee positions and for appointments to various Committees, overseeing the Board’s periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board governance and other policies and practices to be followed in carrying out the Trustees’ duties and responsibilities, and reviewing and making recommendations to the Board regarding the compensation of the Independent Trustees.

The Governance Committee will consider nominees for trustee recommended by shareholders provided that, as applicable, such recommendations are submitted by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds and exchange-traded funds are not required to hold annual shareholder meetings) and otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Such shareholder recommendations must be in writing and should be sent to the attention of Douglas A. Hacker, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. Shareholder recommendations should include the proposed nominee’s biographical information (including business experience for the past ten years) and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to serve as an Independent Trustee, if applicable. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of trustees.

When considering candidates for trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. In each case, the Governance Committee will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee also considers whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board Committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The Governance Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate. The Board and the Governance Committee also consider the same factors when identifying prospective trustee candidates.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. To assist with the identification and vetting of potential trustee nominees, the Governance Committee has engaged the services of third party recruiting firms.

The Governance Committee has a charter, which is provided in Appendix E-1. The Governance Committee’s charter is not available on the Funds’ website. The number of Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Compliance Committee. The Compliance Committee’s functions include, among other things, monitoring, supervising and assessing the performance of the Funds’ Chief Compliance Officer and reviewing his compensation, reviewing periodically and recommending changes to the codes of ethics and compliance policies of the Funds and its service providers, and reviewing each Fund’s portfolio execution. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts or fee proposals that may be referred to the Advisory Fees & Expenses Committee by the Board. The number of Advisory Fees & Expenses Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Investment Oversight Committee. Each Independent Trustee also serves on an Investment Oversight Committee (each, an “IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds overseen by the Board and gives particular consideration to such matters as each Fund’s adherence to its investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. The number of IOC meetings of each Fund held during its last fiscal year is shown in Appendix F.

Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relating to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Atlantic Board’s responsibilities in this regard. The Audit Committee is comprised entirely of Independent Trustees. The Board has adopted a written charter for the Audit Committee. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Product and Distribution Committee. The Product and Distribution Committee’s functions include, among other things, reviewing such matters relating to the marketing of the Funds and the distribution of the Fund’s shares, including matters relating to the design and positioning of Funds, marketing and distribution strategies for the Funds and the effectiveness and competitiveness of such strategies, as the Product and Distribution Committee may deem appropriate. The number of Product and Distribution Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Columbia Funds Board

The Columbia Funds Board has organized the following standing Committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees. The table above providing background on each Trustee also includes their respective Committee assignments. The duties of these Committees are described below.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its Committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The Board Governance Committee also reviews candidates for Board membership, including candidates recommended by shareholders. The Board Governance Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.

To be considered as a candidate for trustee, recommendations must include a curriculum vitae and be mailed to Catherine James Paglia, Chair of the Board, Columbia Funds Complex, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110. To be timely for consideration by the Board Governance Committee, the submission, including all required information, must be submitted in writing by the date disclosed in a Fund’s proxy statement soliciting proxies to be voted at a meeting of shareholders, if such a meeting is held (mutual funds, including exchange-traded funds, are not required to hold annual shareholder meetings). The Board Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Board Governance Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Board Governance Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The Board Governance Committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the Board Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the Board Governance Committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the Board Governance Committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.

The Board Governance Committee has a charter, which is provided in Appendix E-2. The Board Governance Committee’s charter is not available on the Funds’ website. The number of Board Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Compliance Committee. Supports the Funds’ maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ Chief Compliance Officer to meet with Independent Trustees on a regular basis to discuss compliance matters. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds’ investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assist the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The number of Contracts Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Executive Committee. Acts, as needed, for the Board between meetings of the Board, and can meet in advance of, and/or for planning, regularly scheduled meetings or other Board matters. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.    The Executive Committee ceased to operate as of June 2020 and will not be in operation for the combined board.

Investment Review Committee. Reviews and oversees the management of the Funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The number of Investment Review Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The

Audit Committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The Audit Committee oversees the Funds’ risks by, among other things, meeting with the Funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds’ Disclosure Controls and Procedures. The Audit Committee acts as a liaison between the independent auditors and the full Board and must prepare an Audit Committee report. The Audit Committee reviews Fund valuation matters as it deems appropriate and consistent with the Columbia Funds Board’s responsibilities in this regard. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix F.

Trustee Meeting Attendance

The number of Board meetings of each Fund held during its last fiscal year is shown in Appendix F. During the last fiscal year, each Trustee attended 75% or more of the meetings of the Board on which the Trustee serves and the Committee meetings (if a member thereof) held during the period. The Trusts do not have a formal policy on Trustee attendance at Board and Committee meetings. The Trusts do not hold annual shareholder meetings and therefore the Boards do not have a policy with regard to Trustee attendance at such meetings.

Beneficial Ownership of Shares of Each Fund

Appendix G to this Joint Proxy Statement provides information, as of September 30, 2020, about the beneficial ownership by the Nominees of equity securities of each Fund.

Independent Trustee Interests in Fund Affiliates

An immediate family member of Ms. Blatz holds publicly traded common stock of the parent companies of the sub-advisers to certain Funds. The value of such stock does not exceed $120,000 with respect to the parent company of any sub-adviser other than JPMorgan and Morgan Stanley, and the value of the holdings of each such sub-adviser parent does not exceed $500,000 and represents less than 0.1 percent of the parent’s outstanding shares. Ms. Blatz does not have any ownership or voting interest in such holdings.

Remuneration for Trustees and Officers

Total fees paid by each Fund to the Independent Trustees for the Fund’s last fiscal year are set forth in Appendix H to this Joint Proxy Statement. If all of the Nominees are elected by shareholders of the Trusts, it is expected that the combined Board will reconsider its compensation structure such that the Independent Trustees will be compensated under a new, unified compensation structure. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees. No Trustee or Nominee, other than Messrs. Truscott and Petersen, is an employee of Columbia Threadneedle or its affiliates.

Under the terms of the Deferred Fee Agreement (the “Deferred Compensation Plan”) applicable to each Board, each eligible Independent Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as an Independent Trustee for that calendar year (expressly, an Independent Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by an Independent Trustee are credited to a book reserve account (the “Deferral Account”) established by the Columbia Funds, the value of which is derived from the rate of return of one or more Columbia Funds selected by the Independent Trustee (with accruals to the Deferral Account beginning at such time as an Independent Trustee’s fund elections having been established, and proceeds for service having been paid into such account, and terminating at such time as when proceeds become payable to such Independent Trustee under the Deferred Compensation Plan). Independent Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from an Independent Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as an Independent Trustee may qualify to receive such payments. If a deferring Independent Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Independent Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Independent Trustee has the status of a general unsecured creditor of the Columbia Fund(s) from which compensation has been deferred.

Columbia Threadneedle or its affiliates pay all salaries of officers of the Trusts, except for the Funds’ Chief Compliance Officer, a portion of whose compensation is paid by the Trusts.

The Columbia Funds Board has adopted a trustee investment policy, pursuant to which each Independent Trustee shall, within three years of becoming an Independent Trustee, invest in shares (including investments made pursuant to the Deferred Compensation Plan) of one or more funds overseen by the Columbia Funds Board (including the closed-end funds overseen by the Columbia Funds Board) in an aggregate amount that is at least equal to the minimum investment amount as determined by the Columbia Funds Board. The minimum investment amount is generally based on the total annual compensation paid to an Independent Trustee (exclusive of any compensation paid to an Independent Trustee for serving as Chair of the Columbia Funds Board or a Committee of the Columbia Funds Board or in any other special capacity) and may be adjusted by the Columbia Funds Board from time-to-time. Each Independent Trustee on the Columbia Funds Board is expected to maintain the minimum investment amount during his or her tenure as an Independent Trustee. The Columbia Atlantic Board has a substantially similar expectation, but not requirement, for its Independent Trustees to invest in shares (including investments made pursuant to the Deferred Compensation Plan) of one or more funds overseen by the Columbia Atlantic Board.

Executive Officers of the Funds

Information about the executive officers of the Trusts is included in Appendix I to this Joint Proxy Statement.

Independent Registered Public Accounting Firm

Each Board, including the Independent Trustees, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm to audit the books and records of each Fund for its respective fiscal year. A representative of PwC is expected to be present at the Meeting and, if present, will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

Additional information regarding fees paid during the previous two fiscal years to PwC and the Audit Committee pre-approval policies and procedures is contained in Appendix J.

Required Vote and Recommendation

Election of Nominees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of each Trust, at which a quorum is present or represented by proxy.

THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE FOR THE ELECTION OF ALL NOMINEES OF ITS TRUST

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

Shareholders or the persons named as their proxies may cast votes in their discretion on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you return your signed Proxy Card without instructions, your votes will be cast FOR the election of the Nominees. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment and/or postponement of the Meeting with respect to the proposal in the event that a quorum is not obtained and/or sufficient votes in favor of the proposal are not received.

Revocation of Proxies

If you execute and submit a proxy, you may revoke that proxy or change it by written notice to the Funds’ proxy solicitor at Computershare Fund Services, c/o Operations Department, 2950 Express Drive South, Suite 210, Islandia, New York 11749, by submitting a subsequently executed and dated Proxy Card, by authorizing your proxy by telephone or Internet, or by attending the Meeting and casting your vote in person (virtually), or as otherwise permitted. Attending the Meeting will not automatically revoke your prior proxy.

Quorum and Methods of Tabulation

A quorum is required to take action on the proposal. For CFST II, ten percent (10%) of the votes entitled to be cast at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. For each of CETF I and CFST I, thirty percent (30%) of the votes entitled to be cast at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. For CFST, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. For CETF II, forty percent (40%) of the outstanding shares entitled to vote at the Meeting, present at the Meeting in person (virtually) or by proxy, constitutes a quorum. Abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum but will not be considered a vote cast. Abstentions and broker non-votes will have no effect with respect to the election of the Nominees. The Funds do not currently expect any broker non-votes because the proposal being considered is a routine matter.

Shareholders of record of each Fund at the close of business on the applicable Record Date are entitled to notice of, and to vote at, the Meeting. As previously indicated, the number of outstanding shares of each class of shares of each Fund held on the applicable Record Date is listed in Appendix A. With respect to CFST I, CETF I and CFST II, shareholders of the Funds are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) determined at the close of business on the applicable Record Date and each fractional share is entitled to a proportionate fractional vote. With respect to CETF II and CFST, shareholders of the Funds are entitled to one vote for each whole share determined at the close of business on the applicable Record Date and each fractional share is entitled to a proportionate fractional vote. Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the applicable Record Date.

If your shares are held in an IRA, you have the right to vote those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Adjournment

In the event that a quorum of shareholders of a Fund is not present at the Meeting, the Meeting may be adjourned by the vote of a majority of the shares represented at the Meeting, either in person (virtually) or by proxy, and further solicitations may be made.

Required Vote

All shares of each Trust vote together as a single class on the proposal. For each Trust, the election of trustees requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority of outstanding voting shares, up to the maximum number of trustees to be elected at the Meeting, which is seventeen (17). Because the Nominees are running unopposed, all seventeen (17) Nominees are expected to be elected as trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If approved, the proposal will become effective on January 1, 2021.

Other funds managed by Columbia Threadneedle or its affiliates (such funds, the “Columbia Funds”) hold a significant percentage of the outstanding voting shares of certain Funds. As of the applicable Record Date, other Columbia Funds or affiliates held a significant percentage of outstanding shares of CETF I and CFST II. These other Columbia Funds are expected to vote their Fund shares in the same proportion as the shares voted by the other shareholders, although they may vote all their shares for or against the Nominees if their respective Board so determines.

OTHER INFORMATION

Current Service Providers

Columbia Threadneedle, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the investment manager of each Fund, and the other Columbia Funds that invest in the Funds (if applicable). Columbia Management Investment Distributors, Inc., also located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the principal underwriter of each Fund and the investing Columbia Funds (if applicable). Columbia Threadneedle and Columbia Management Investment Distributors, Inc. are subsidiaries of Ameriprise Financial, Inc.

Other Matters to Come Before the Meeting

Fund management does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Procedures for Communications to the Board

Shareholders who want to communicate with each Board or an individual Trustee must send written communications to the applicable Trust, c/o the Secretary, 225 Franklin Street, Boston, Massachusetts 02110, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Proposals of Shareholders

The Trusts do not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable by the relevant Board. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the applicable Trust, including submitting nominees for election as trustees, should send their written proposals to the applicable Trust (c/o the Secretary), 225 Franklin Street, Boston, Massachusetts 02110. Proposals must be received in a reasonable time before a Trust begins to print and mail the proxy materials for a shareholders’ meeting. The timely submission of a proposal does not guarantee its inclusion.

Principal Shareholders

Appendix B to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of each Fund as of the applicable Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of a Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of the Fund. Columbia Funds managed by Columbia Threadneedle may be presumed under securities laws to control a Fund and may be able to determine the outcome of issues that are submitted to shareholders for vote. As of September 30, 2020, the Trustees and Officers of CETF I, CETF II and CFST, as a group, beneficially owned less than 1% of each class of shares of each Fund that is a series of CETF I, CETF II and CFST.

As of September 30, 2020, the Trustees and Officers of CFST I, as a group, beneficially owned less than 1% of each class of shares of each Fund that is a series of CFST I, except as set forth in the table below:

Fund	Class	Percentage of Class Beneficially Owned
Columbia Adaptive Retirement 2030 Fund	Advisor Class	67.50%
Columbia Adaptive Retirement 2035 Fund	Advisor Class	19.14%
Columbia Adaptive Risk Allocation Fund	Institutional 2 Class	3.49%
Columbia Multi-Asset Income Fund	Institutional Class	30.90%
Columbia Select Large Cap Growth Fund	Institutional 2 Class	1.38%
Columbia U.S. Social Bond Fund	Institutional Class	2.49%

As of September 30, 2020, the Trustees and Officers of CFST II, as a group, beneficially owned less than 1% of each class of shares of each Fund that is a series of CFST II, except as set forth in the table below:

Fund	Class	Percentage of Class Beneficially Owned
Columbia Dividend Opportunity Fund	Institutional 2 Class	3.00%
Columbia Flexible Capital Income Fund	Institutional 2 Class	1.22%
Columbia Select Large Cap Value Fund	Institutional 2 Class	1.92%
Columbia Seligman Global Technology Fund	Institutional 2 Class	1.38%
Columbia Strategic Municipal Income Fund	Institutional 3 Class	3.10%

Expenses and Solicitation Activities

The Funds and Columbia Threadneedle will jointly bear the expenses incurred in connection with the solicitation of proxies for the Meeting with regard to the election of trustees. Columbia Threadneedle has agreed to bear approximately 42% of each Fund’s cost, and also to bear any Fund’s remaining costs to the extent such remaining costs exceed 0.0049% of that Fund’s net assets, except that Columbia Threadneedle will bear 100% of these expenses for Columbia Large Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and each series of CETF I and CETF II as a result of these Funds’ unitary fee arrangements. The expenses incurred in connection with the solicitation of proxies for the Meeting include preparation, filing, printing, mailing and solicitation expenses and expenses of any proxy solicitation firm, pro rata based on the number of shareholder accounts for printing and mailing costs and allocated equally among all Funds for preparation and filing costs. These expenses are estimated to be approximately $5,900,000.

In addition to the use of the mail, proxies may be solicited personally or via facsimile, telephone or the Internet by trustees, officers and employees of the Trusts, Columbia Threadneedle, Columbia Management Investment Distributors, Inc. and the Funds’ transfer agent, Columbia Management Investment Services Corp. Computershare Fund Services will provide shareholder meeting services and assist in soliciting and tracking votes. The cost for such services is currently estimated to be approximately $4,800,000 (which is reflected in the overall expenses noted in the preceding paragraph). The agreement with Computershare provides for indemnification of Computershare in certain circumstances, includes typical representations and warranties, sets forth service level standards and requires Computershare to keep certain information confidential.

Fiscal Year

In connection with information provided in this Joint Proxy Statement, Appendix C lists the fiscal year-end for each Fund.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of each Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card or the Notice of Internet Availability of Proxy Materials for each account. If you received more than one copy of the Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by calling 800-708-7953 or writing to the relevant Fund at the following address: 225 Franklin Street, Boston, Massachusetts 02110, Attention: Secretary. Copies of this Joint Proxy Statement and the accompanying Notice of Joint Special Meeting are also available at https://www.proxy-direct.com/col-31702.

Shareholder Reports

Each Fund’s most recent semiannual and annual reports previously have been delivered to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual shareholder report and semi-annual shareholder report on request. Additional copies of any of these documents are available by writing to Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or by calling (800) 345-6611. All of these documents also are filed with the SEC and are available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of each Board of Trustees,

Ryan C. Larrenaga,

Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting virtually, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Fund.

APPENDIX A — SHARES OUTSTANDING

The table below shows the number of shares outstanding for each Fund that is a series of CFST, CFST I and CFST II as of October 9, 2020 and for each Fund that is a series of CEFT I and CETF II at the close of business on October 16, 2020 (previously defined as, the “Record Dates”). The number of votes to which each Fund or class is entitled is also presented for CETF I, CFST I and CFST II, each of whose By-Laws provide for dollar-based voting. See “Proxy Voting and Shareholder Meeting Information – Quorum and Methods of Tabulation” for additional information regarding the voting provisions applicable to each Trust.

		Total
Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF	Shares Outstanding	23,550,050
	# of Votes Entitled	507,739,078
Columbia Multi-Sector Municipal Income ETF	Shares Outstanding	2,500,050
	# of Votes Entitled	54,576,092
Columbia Research Enhanced Core ETF	Shares Outstanding	3,250,050
	# of Votes Entitled	75,563,663
Columbia Research Enhanced Value ETF	Shares Outstanding	25,050
	# of Votes Entitled	489,978
Columbia Sustainable International Equity Income ETF	Shares Outstanding	200,040
	# of Votes Entitled	4,410,882
Columbia Sustainable U.S. Equity Income ETF	Shares Outstanding	200,045
	# of Votes Entitled	5,359,206

		Total
Columbia ETF Trust II
Columbia EM Core ex-China ETF	Shares Outstanding	850,000
Columbia Emerging Markets Consumer ETF	Shares Outstanding	6,500,000
Columbia India Consumer ETF	Shares Outstanding	1,800,000

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund	Shares Outstanding	2,995,305.17	265,731.61	799,119.40	38,141,828.25	1,151,991.90	461,011.16	—	—	43,814,987.50
Columbia Capital Allocation Moderate Aggressive Portfolio	Shares Outstanding	130,000,651.32	647,254.28	11,214,464.41	8,359,713.53	862,394.56	1,117,899.68	403,873.93	6,524,136.85	159,130,388.57
Columbia Capital Allocation Moderate Conservative Portfolio	Shares Outstanding	38,559,294.86	493,174.71	5,289,108.90	1,734,719.75	341,194.18	595,632.86	106,215.05	—	47,119,340.30
Columbia Convertible Securities Fund	Shares Outstanding	16,376,912.29	6,357,976.15	2,871,185.66	37,850,040.56	6,758,466.22	4,403,842.21	64,510.49	—	74,682,933.58
Columbia Georgia Intermediate Municipal Bond Fund	Shares Outstanding	923,711.85	23,424.31	121,258.91	2,913,381.71	—	30,024.96	—	—	4,011,801.74
Columbia Large Cap Enhanced Core Fund	Shares Outstanding	2,308,777.01	286,844.68	—	3,376,361.08	420,949.13	9,521,174.44	2,207,572.34	—	18,121,678.66
Columbia Large Cap Growth Opportunity Fund	Shares Outstanding	50,571,850.68	844,641.19	2,422,517.94	20,492,654.69	970,545.09	51,634.84	1,062,222.20	—	76,416,066.62
Columbia Large Cap Index Fund	Shares Outstanding	10,827,159.49	—	—	43,306,955.90	6,717,694.44	4,406,287.47	—	—	65,258,097.30
Columbia Maryland Intermediate Municipal Bond Fund	Shares Outstanding	1,141,764.35	115,257.96	156,632.99	707,948.83	—	2,452,300.87	—	—	4,573,904.98
Columbia Mid Cap Index Fund	Shares Outstanding	57,520,207.49	—	—	97,477,954.79	47,163,063.42	3,262,369.26	—	—	205,423,594.95
Columbia North Carolina Intermediate Municipal Bond Fund	Shares Outstanding	1,718,584.92	472,510.71	255,539.66	2,423,713.97	—	14,942,145.13	—	—	19,812,494.39
Columbia Overseas Value Fund	Shares Outstanding	33,572,872.63	24,901,673.57	2,661,256.60	41,415,630.36	53,307,545.34	29,238,203.14	911,423.89	—	186,008,605.53
Columbia Select Large Cap Equity Fund	Shares Outstanding	12,222,732.94	94,686.13	496,317.87	9,395,491.59	2,577,462.37	28,714,247.81	—	—	53,500,938.70
Columbia Select Mid Cap Value Fund	Shares Outstanding	84,303,560.19	13,542,093.33	1,535,224.84	58,256,038.34	7,454,776.19	29,779,835.68	2,490,612.21	—	197,362,140.77
Columbia Short Term Bond Fund	Shares Outstanding	23,148,366.07	783,960.90	1,918,874.42	18,457,885.65	2,553,080.92	62,390,313.27	103,845.93	—	109,356,327.16
Columbia Short Term Municipal Bond Fund	Shares Outstanding	6,324,155.40	152,383.09	224,335.11	9,422,460.40	7,738,968.20	45,701,177.78	—	—	69,563,479.98
Columbia Small Cap Index Fund	Shares Outstanding	44,769,498.98	—	—	68,800,511.09	29,541,626.93	3,858,520.24	—	—	146,970,157.24
Columbia Small Cap Value Fund II	Shares Outstanding	3,629,272.20	6,960,623.07	26,498.03	23,659,567.55	12,252,402.96	31,276,848.94	322,707.62	—	78,127,920.38
Columbia South Carolina Intermediate Municipal Bond Fund	Shares Outstanding	2,640,794.94	295,188.56	392,414.05	7,617,479.15	—	714,830.11	—	—	11,660,706.81
Columbia Virginia Intermediate Municipal Bond Fund	Shares Outstanding	2,340,852.16	151,671.38	188,454.09	2,424,471.89	—	8,677,008.98	—	—	13,782,458.50

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Funds Series Trust I
Columbia Adaptive Retirement 2020 Fund	Shares Outstanding	—	374,626.12	—	—	—	374,626.12	—	—	749,252.24
	# of Votes Class is Entitled	—	4,104,124.17	—	—	—	4,104,261.63	—	—	8,208,385.80
Columbia Adaptive Retirement 2025 Fund	Shares Outstanding	—	175,000.00	—	—	—	175,000.00	—	—	350,000.00
	# of Votes Class is Entitled	—	1,926,573.90	—	—	—	1,926,660.84	—	—	3,853,234.74
Columbia Adaptive Retirement 2030 Fund	Shares Outstanding	—	188,665.17	—	—	—	50,337.98	—	—	239,003.15
	# of Votes Class is Entitled	—	2,051,203.56	—	—	—	548,275.29	—	—	2,599,478.85
Columbia Adaptive Retirement 2035 Fund	Shares Outstanding	—	103,155.02	—	—	—	50,000.00	—	—	153,155.02
	# of Votes Class is Entitled	—	1,160,536.66	—	—	—	562,963.61	—	—	1,723,500.27
Columbia Adaptive Retirement 2040 Fund	Shares Outstanding	—	83,766.32	—	—	—	52,155.27	—	—	135,921.59
	# of Votes Class is Entitled	—	958,744.23	—	—	—	597,178.10	—	—	1,555,922.33
Columbia Adaptive Retirement 2045 Fund	Shares Outstanding	—	63,223.96	—	—	—	50,000.00	—	—	113,223.96
	# of Votes Class is Entitled	—	724,615.91	—	—	—	573,153.17	—	—	1,297,769.08

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Adaptive Retirement 2050 Fund	Shares Outstanding	—	69,159.03	—	—	—	50,000.00	—	—	119,159.03
	# of Votes Class is Entitled	—	804,808.14	—	—	—	581,959.57	—	—	1,386,767.71
Columbia Adaptive Retirement 2055 Fund	Shares Outstanding	—	50,000.00	—	—	—	50,000.00	—	—	100,000.00
	# of Votes Class is Entitled	—	576,860.95	—	—	—	576,890.25	—	—	1,153,751.20
Columbia Adaptive Retirement 2060 Fund	Shares Outstanding	—	54,280.66	—	—	—	50,000.00	—	—	104,280.66
	# of Votes Class is Entitled	—	631,687.01	—	—	—	581,978.34	—	—	1,213,665.35
Columbia Adaptive Risk Allocation Fund	Shares Outstanding	14,150,867.44	4,636,612.45	9,724,748.87	298,050,263.97	4,227,450.84	1,640,503.25	40,051.40	—	332,470,498.22
	# of Votes Class is Entitled	156,935,813.13	52,047,506.59	103,260,611.65	3,343,671,441.88	47,534,120.92	18,496,064.37	438,357.21	—	3,722,383,915.75
Columbia Balanced Fund	Shares Outstanding	62,117,082.97	5,277,321.39	31,603,040.54	39,674,631.45	6,345,294.57	11,978,194.32	2,812,239.47	—	159,807,804.72
	# of Votes Class is Entitled	2,940,975,894.97	251,875,826.78	1,492,524,097.13	1,874,389,605.57	299,940,754.01	571,820,325.74	133,180,627.50	—	7,564,707,131.70
Columbia Bond Fund	Shares Outstanding	2,497,135.08	55,918.17	260,949.31	2,123,580.59	245,270.58	13,563,640.01	34,591.74	217,159.27	18,998,244.75
	# of Votes Class is Entitled	91,001,111.05	2,035,101.80	9,496,418.31	77,378,661.49	8,913,276.91	495,276,526.80	1,260,481.56	7,899,323.91	693,260,901.83
Columbia Connecticut Intermediate Municipal Bond Fund	Shares Outstanding	731,439.58	92,099.86	155,465.78	7,257,778.08	—	14,966.56	—	854,075.21	9,105,825.05
	# of Votes Class is Entitled	7,862,426.28	988,726.39	1,671,042.91	77,983,649.24	—	161,232.83	—	9,167,044.74	97,834,122.39
Columbia Contrarian Core Fund	Shares Outstanding	54,725,988.99	18,712,607.33	20,019,403.24	141,413,233.91	21,504,270.04	81,376,400.99	4,097,294.00	5,812,733.27	347,661,931.77
	# of Votes Class is Entitled	1,614,074,674.38	568,236,989.17	525,450,664.95	4,211,553,643.75	652,702,182.58	2,472,014,325.68	120,780,221.17	169,517,465.67	10,334,330,167.35
Columbia Corporate Income Fund	Shares Outstanding	7,511,800.17	1,599,203.62	577,711.72	41,766,388.03	598,966.48	52,888,272.34	—	—	104,942,342.35
	# of Votes Class is Entitled	85,315,235.85	18,137,340.69	6,558,553.56	474,304,244.00	6,793,113.65	600,418,394.47	—	—	1,191,526,882.22
Columbia Dividend Income Fund	Shares Outstanding	128,875,805.67	83,787,738.16	46,945,370.39	485,187,507.69	74,441,448.61	192,526,645.27	6,380,370.89	3,304,990.40	1,021,449,877.08
	# of Votes Class is Entitled	3,111,584,334.73	2,060,593,733.78	1,096,213,519.87	11,724,697,116.71	1,828,938,521.49	4,737,040,478.11	154,183,580.73	79,836,789.01	24,793,088,074.43
Columbia Emerging Markets Fund	Shares Outstanding	17,827,341.17	2,809,700.56	1,056,331.92	16,835,590.21	15,048,527.57	40,336,107.57	330,417.36	—	94,244,016.36
	# of Votes Class is Entitled	288,482,595.41	46,407,993.81	15,873,087.89	276,012,077.79	248,503,933.91	669,053,333.19	5,255,039.12	—	1,549,588,061.12
Columbia Global Technology Growth Fund	Shares Outstanding	10,325,827.02	2,140,057.92	4,400,752.49	20,885,248.55	3,277,280.44	4,551,668.63	—	—	45,580,835.05
	# of Votes Class is Entitled	548,071,058.37	120,375,258.30	206,609,680.85	1,158,578,304.54	185,721,848.76	258,811,360.39	—	—	2,478,167,511.21
Columbia Greater China Fund	Shares Outstanding	1,336,550.23	41,302.34	42,104.06	435,448.30	41,254.57	396,308.46	—	—	2,292,967.94
	# of Votes Class is Entitled	93,590,204.52	3,239,623.60	2,656,893.27	33,495,518.43	3,250,775.57	30,426,188.93	—	—	166,659,204.32
Columbia High Yield Municipal Fund	Shares Outstanding	16,438,446.61	576,601.21	4,066,454.66	46,451,276.72	1,711,266.67	198,177.78	—	—	69,442,223.65
	# of Votes Class is Entitled	170,761,776.53	5,995,904.35	42,239,865.56	482,610,413.51	17,764,567.75	2,063,667.81	—	—	721,436,195.51
Columbia Intermediate Municipal Bond Fund	Shares Outstanding	14,850,341.82	582,911.44	2,038,051.80	86,072,534.50	2,863,268.54	236,446.31	—	1,034,770.12	107,678,324.52
	# of Votes Class is Entitled	156,053,951.87	6,121,872.18	21,420,121.29	904,912,674.82	30,049,020.76	2,488,198.13	—	10,873,727.80	1,131,919,566.85
Columbia International Dividend Income Fund	Shares Outstanding	3,988,776.22	16,338.21	64,395.14	18,184,877.49	48,513.89	2,025,246.24	5,901.73	—	24,334,048.92
	# of Votes Class is Entitled	70,886,295.76	292,836.46	1,067,633.88	324,239,701.51	862,469.30	36,066,788.55	104,749.14	—	433,520,474.60
Columbia Massachusetts Intermediate Municipal Bond Fund	Shares Outstanding	2,615,911.48	366,105.27	249,080.04	17,332,076.24	21,258.44	16,148.30	—	1,159,883.38	21,760,463.14
	# of Votes Class is Entitled	27,793,505.52	3,886,814.27	2,645,520.51	184,159,322.29	226,297.73	172,417.89	—	12,323,682.98	231,207,561.19
Columbia Mid Cap Growth Fund	Shares Outstanding	33,025,493.40	273,332.27	542,120.38	24,706,846.60	1,392,678.95	3,197,305.91	299,618.46	920,001.30	64,357,397.27
	# of Votes Class is Entitled	956,913,260.20	9,047,656.20	11,973,004.24	786,308,585.71	44,851,986.88	103,102,804.89	8,161,997.59	26,513,646.05	1,946,872,941.76
Columbia Multi-Asset Income Fund	Shares Outstanding	342,783.74	64,718.62	257,425.81	306,156.74	1,000.00	15,825,940.60	—	—	16,798,025.51
	# of Votes Class is Entitled	3,217,330.92	607,468.68	2,415,313.31	2,874,014.28	9,388.87	148,210,647.81	—	—	157,334,163.87

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Multi Strategy Alternatives Fund	Shares Outstanding	74,088.64	6,035.28	7,434.29	24,438,563.61	30,159.39	411,925.74	250.00	—	24,968,456.94
	# of Votes Class is Entitled	2,125,692.46	175,084.76	206,662.22	707,587,178.56	877,240.35	12,016,257.21	7,096.21	—	722,995,211.77
Columbia New York Intermediate Municipal Bond Fund	Shares Outstanding	1,834,899.16	336,707.92	533,890.45	15,776,791.34	291,529.55	88,391.06	—	454,211.23	19,316,420.71
	# of Votes Class is Entitled	21,989,216.91	4,029,144.53	6,399,334.55	189,049,494.09	3,498,864.28	1,062,937.63	—	5,442,583.18	231,471,575.17
Columbia Oregon Intermediate Municipal Bond Fund	Shares Outstanding	3,479,619.66	195,389.41	474,085.53	21,078,747.95	2,272,651.19	640,037.32	—	—	28,140,531.04
	# of Votes Class is Entitled	44,035,914.50	2,473,138.41	5,998,046.03	266,753,875.30	28,714,054.48	8,110,564.92	—	—	356,085,593.64
Columbia Pacific/Asia Fund	Shares Outstanding	622,585.88	162,870.80	125,484.22	2,367,229.09	—	9,387,006.41	—	—	12,665,176.40
	# of Votes Class is Entitled	7,510,951.75	1,982,763.02	1,464,575.73	28,760,831.90	—	112,736,538.32	—	—	152,455,660.72
Columbia Real Estate Equity Fund	Shares Outstanding	4,742,253.93	50,422.92	232,112.29	12,812,573.86	85,090.15	3,817,519.97	175,834.06	—	21,915,807.18
	# of Votes Class is Entitled	59,318,229.00	647,370.64	2,904,291.81	160,673,195.99	1,062,597.42	48,280,718.58	2,197,165.35	—	275,083,568.79
Columbia Select Large Cap Growth Fund	Shares Outstanding	15,859,937.86	1,197,868.16	5,759,309.98	65,161,891.79	12,266,202.00	39,153,867.30	969,951.37	—	140,369,028.45
	# of Votes Class is Entitled	236,860,965.03	20,066,612.37	67,496,543.62	1,037,221,430.91	208,088,037.56	677,103,999.40	12,691,544.00	—	2,259,529,132.89
Columbia Small Cap Growth Fund I	Shares Outstanding	16,853,757.41	3,217,517.63	1,107,586.85	30,185,663.11	4,195,178.73	6,221,201.62	216,893.46	—	61,997,798.81
	# of Votes Class is Entitled	457,352,580.16	100,741,034.94	22,792,985.85	886,496,484.73	124,986,458.51	187,916,750.09	5,720,034.08	—	1,786,006,328.36
Columbia Small Cap Value Fund I	Shares Outstanding	6,058,232.25	590,533.78	240,361.18	7,648,553.50	1,738,040.69	3,154,365.74	59,020.62	—	19,489,107.76
	# of Votes Class is Entitled	195,658,662.69	22,215,251.65	4,905,388.87	278,600,104.68	65,476,319.47	115,679,065.65	1,897,482.07	—	684,432,275.08
Columbia Solutions Aggressive Portfolio	Shares Outstanding	—	—	—	—	—	—	—	—	706,368.50
	# of Votes Class is Entitled	—	—	—	—	—	—	—	—	8,133,375.17
Columbia Solutions Conservative Portfolio	Shares Outstanding	—	—	—	—	—	—	—	—	946,114.14
	# of Votes Class is Entitled	—	—	—	—	—	—	—	—	10,273,994.99
Columbia Strategic California Municipal Income Fund	Shares Outstanding	10,712,034.65	146,113.92	779,007.41	8,476,459.84	73,889.83	265,413.01	—	—	20,452,918.65
	# of Votes Class is Entitled	330,204,387.48	4,507,601.41	24,013,653.68	261,394,865.59	2,281,725.65	8,227,478.39	—	—	630,629,712.20
Columbia Strategic Income Fund	Shares Outstanding	45,381,273.10	7,971,395.28	11,537,340.41	128,761,433.99	13,123,313.63	14,020,655.61	349,822.17	—	221,145,234.17
	# of Votes Class is Entitled	1,105,410,608.43	190,469,281.92	280,963,029.77	3,080,379,284.44	314,180,981.69	334,406,543.59	8,581,653.47	—	5,314,391,383.31
Columbia Strategic New York Municipal Income Fund	Shares Outstanding	3,876,706.32	312,262.28	513,776.45	1,724,606.80	66,735.27	26,235.52	—	—	6,520,322.65
	# of Votes Class is Entitled	114,704,105.52	9,225,173.46	15,194,741.61	50,983,619.87	1,968,010.06	776,089.84	—	—	192,851,740.36
Columbia Tax-Exempt Fund	Shares Outstanding	187,282,107.42	2,016,906.48	4,112,633.85	45,561,015.91	3,840,443.45	1,606,476.31	—	—	244,419,583.42
	# of Votes Class is Entitled	2,495,839,539.23	26,872,800.52	54,791,093.73	607,250,134.86	51,193,394.60	21,470,606.18	—	—	3,257,417,569.12
Columbia Total Return Bond Fund	Shares Outstanding	19,316,770.79	2,952,025.86	580,984.64	21,099,893.59	2,622,150.66	14,138,054.52	79,968.79	—	60,789,848.86
	# of Votes Class is Entitled	761,535,710.96	116,243,624.19	22,906,516.24	832,292,569.86	103,239,358.75	557,763,666.16	3,153,826.40	—	2,397,135,272.56
Columbia U.S. Social Bond Fund	Shares Outstanding	1,358,731.49	180,685.46	168,571.53	3,864,813.34	282,573.50	486,170.47	—	—	6,341,545.79
	# of Votes Class is Entitled	14,395,728.16	1,914,133.31	1,785,619.73	40,948,089.27	2,996,316.47	5,169,030.72	—	—	67,208,917.66
Columbia U.S. Treasury Index Fund	Shares Outstanding	4,774,009.23	—	789,314.18	47,821,885.36	4,615,156.34	37,904,240.87	—	—	95,904,605.97
	# of Votes Class is Entitled	57,914,507.80	—	9,574,151.32	580,355,292.21	55,893,263.49	462,639,414.53	—	—	1,166,376,629.35
Columbia Ultra Short Term Bond Fund	Shares Outstanding	66,099,385.80	383,814.45	—	30,575,451.45	—	201,482,180.47	—	—	298,540,832.17
	# of Votes Class is Entitled	598,513,130.01	3,477,363.15	—	277,070,054.57	—	1,826,264,797.99	—	—	2,705,325,345.72
Multi-Manager Alternative Strategies Fund	Shares Outstanding	—	—	—	50,456,619.01	—	—	—	—	50,456,619.01
	# of Votes Class is Entitled	—	—	—	473,096,707.45	—	—	—	—	473,096,707.45
Multi-Manager Directional Alternative Strategies Fund	Shares Outstanding	—	—	—	38,134,757.16	—	—	—	—	38,134,757.16
	# of Votes Class is Entitled	—	—	—	241,028,032.14	—	—	—	—	241,028,032.14
Multi-Manager Growth Strategies Fund	Shares Outstanding	—	—	—	191,395,438.77	—	167.34	—	—	191,395,606.11
	# of Votes Class is Entitled	—	—	—	3,583,527,842.60	—	3,129.69	—	—	3,583,530,972.29
Multi-Manager International Equity Strategies Fund	Shares Outstanding	—	—	—	203,974,941.08	—	249.00	—	—	203,975,190.08
	# of Votes Class is Entitled	—	—	—	2,074,893,369.43	—	2,540.01	—	—	2,074,895,909.44
Multi-Manager Small Cap Equity Strategies Fund	Shares Outstanding	—	—	—	78,585,938.36	—	162.66	—	—	78,586,101.02
	# of Votes Class is Entitled	—	—	—	1,214,459,644.39	—	2,509.12	—	—	1,214,462,153.51

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Multi-Manager Total Return Bond Strategies Fund	Shares Outstanding	—	—	—	885,766,754.55	—	977.52	—	—	885,767,732.06
	# of Votes Class is Entitled	—	—	—	9,485,626,528.47	—	10,484.67	—	—	9,485,637,013.14
Multisector Bond SMA Completion Portfolio	Shares Outstanding	—	—	—	—	—	—	—	—	175,103.19
	# of Votes Class is Entitled	—	—	—	—	—	—	—	—	2,071,322.38
Overseas SMA Completion Portfolio	Shares Outstanding	—	—	—	—	—	—	—	—	324,419.06
	# of Votes Class is Entitled	—	—	—	—	—	—	—	—	4,007,211.81

		Class A	Class Adv	Class C	Class E	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund	Shares Outstanding	43,590,181.34	230,032.63	2,081,584.98	327,811.63	19,608,142.98	340,845.38	9,412,077.45	261,756.47	4,724,825.37	80,577,258.23
	# of Votes Class is Entitled	2,372,268,817.60	13,501,522.13	89,763,445.27	17,690,334.37	1,122,609,534.11	19,550,946.63	542,130,696.13	14,019,235.26	254,451,634.82	4,445,986,166.32

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	Shares Outstanding	90,978,743.17	677,549.54	8,358,104.48	2,976,089.47	638,338.24	870,674.12	293,900.74	—	104,793,399.75
	# of Votes Class is Entitled	1,150,696,815.74	8,377,900.82	102,217,556.22	37,507,601.94	7,888,553.03	10,752,161.46	3,676,054.49	—	1,321,116,643.70
Columbia Capital Allocation Conservative Portfolio	Shares Outstanding	18,497,159.44	638,610.47	2,447,788.14	980,419.86	122,344.09	289,491.33	32,473.76	—	23,008,287.09
	# of Votes Class is Entitled	193,561,983.95	6,633,243.83	25,467,669.28	10,252,162.28	1,270,645.93	3,002,176.33	339,638.46	—	240,527,520.06
Columbia Capital Allocation Moderate Portfolio	Shares Outstanding	109,864,728.35	243,245.24	12,505,165.97	3,147,224.21	581,160.37	879,579.66	227,579.78	—	127,448,683.58
	# of Votes Class is Entitled	1,251,908,325.15	2,730,517.26	141,205,396.69	35,802,334.21	6,521,410.32	9,875,860.30	2,585,006.38	—	1,450,628,850.31
Columbia Commodity Strategy Fund	Shares Outstanding	90,433.64	1,405,268.63	5,707.01	25,621.24	503,348.27	16,334,373.85	30,915.18	—	18,395,667.82
	# of Votes Class is Entitled	1,454,168.32	23,143,594.63	86,989.88	418,614.09	8,333,000.57	272,133,066.86	488,819.44	—	306,058,253.79
Columbia Disciplined Core Fund	Shares Outstanding	287,068,192.90	1,105,716.13	3,359,386.04	27,439,995.38	2,633,608.73	30,424,177.79	227,671.56	—	352,258,748.53
	# of Votes Class is Entitled	3,631,777,857.61	14,166,935.06	41,336,974.33	349,883,149.24	33,445,039.45	388,466,452.43	2,873,483.84	—	4,461,949,891.96
Columbia Disciplined Growth Fund	Shares Outstanding	12,789,933.66	767,887.37	1,608,057.05	5,632,161.40	403,676.85	18,806,898.01	56,493.40	—	40,065,107.73
	# of Votes Class is Entitled	140,349,330.99	8,517,401.67	16,488,709.00	62,710,150.23	4,678,377.82	211,856,136.23	619,649.83	—	445,219,755.77
Columbia Disciplined Value Fund	Shares Outstanding	6,773,706.84	178,566.26	885,383.89	9,062,226.88	78,294.05	38,067,571.69	206,304.17	7,800,120.54	63,052,174.32
	# of Votes Class is Entitled	57,820,000.69	1,542,011.26	7,313,727.56	78,306,771.86	675,181.49	329,120,021.36	1,763,017.65	66,352,153.49	542,892,885.36
Columbia Dividend Opportunity Fund	Shares Outstanding	36,069,954.76	2,581,812.24	4,742,592.44	15,272,286.37	3,650,772.67	3,656,547.58	1,069,300.38	—	67,043,266.45
	# of Votes Class is Entitled	1,152,620,370.25	84,416,678.35	147,493,023.12	490,691,500.45	117,619,714.91	119,931,237.35	34,160,948.12	—	2,146,933,472.55
Columbia Emerging Markets Bond Fund	Shares Outstanding	3,948,659.02	405,446.10	751,382.43	4,508,432.67	3,851,242.64	16,348,944.24	1,877,984.45	—	31,692,091.54
	# of Votes Class is Entitled	44,593,176.66	4,586,553.96	8,425,224.71	50,963,857.82	43,527,924.41	184,832,042.35	21,197,265.59	—	358,126,045.50
Columbia Flexible Capital Income Fund	Shares Outstanding	17,928,002.01	1,335,476.66	15,672,913.08	32,709,425.21	3,253,278.62	1,165,211.61	73,696.92	—	72,138,004.11
	# of Votes Class is Entitled	234,793,650.66	17,637,183.89	204,158,138.89	428,154,506.81	42,995,773.00	15,188,766.25	964,490.80	—	943,892,510.30
Columbia Floating Rate Fund	Shares Outstanding	5,754,100.78	534,206.62	1,289,457.12	5,980,253.89	1,942,802.96	2,654,492.76	42,772.70	—	18,198,086.82
	# of Votes Class is Entitled	195,532,279.62	18,125,454.80	43,825,264.00	202,940,941.30	66,273,599.46	90,164,675.46	1,454,647.86	—	618,316,862.50
Columbia Global Equity Value Fund	Shares Outstanding	55,048,967.69	389,755.51	1,554,881.59	11,831,957.79	5,189,112.46	661,464.82	731,714.06	—	75,407,853.92
	# of Votes Class is Entitled	642,688,178.57	4,575,561.93	17,879,460.51	138,414,744.20	60,558,558.45	7,482,164.66	8,519,740.88	—	880,118,409.20
Columbia Global Opportunities Fund	Shares Outstanding	31,941,680.46	433,132.63	752,459.60	1,407,556.75	307,963.12	5,836.37	95,593.81	—	34,944,222.74
	# of Votes Class is Entitled	484,019,814.36	6,623,291.87	10,904,859.33	21,469,232.88	4,724,525.14	89,155.40	1,432,235.79	—	529,263,114.77
Columbia Government Money Market Fund	Shares Outstanding	404,361,354.47	—	17,042,164.72	94,111,141.06	9,107,528.39	65,758,896.09	4,564,609.42	—	594,945,694.15
	# of Votes Class is Entitled	404,471,077.44	—	17,040,804.93	94,091,368.97	9,108,786.54	65,749,099.03	4,565,367.18	—	595,026,504.09
Columbia High Yield Bond Fund	Shares Outstanding	53,494,636.18	8,928,025.49	2,264,041.78	16,128,825.19	6,928,436.51	34,509,219.39	1,185,249.80	—	123,438,434.35
	# of Votes Class is Entitled	624,262,542.50	104,784,604.52	26,260,930.69	188,067,254.77	80,567,070.57	402,012,831.89	13,873,225.33	—	1,439,828,460.27

		Class A	Class Adv	Class C	Class Inst.	Class Inst. 2	Class Inst. 3	Class R	Class V	Total
Columbia Income Builder Fund	Shares Outstanding	64,502,925.05	1,876,298.13	16,372,321.84	22,737,637.53	2,687,545.88	1,079,554.59	457,022.47	—	109,713,305.49
	# of Votes Class is Entitled	808,056,164.19	23,591,765.45	205,961,576.29	284,906,945.82	33,803,848.89	13,567,188.08	5,761,818.03	—	1,375,649,306.75
Columbia Income Opportunities Fund	Shares Outstanding	31,887,242.27	1,691,324.73	2,566,208.62	75,867,244.44	11,151,242.51	41,241,649.25	54,354.28	—	164,459,266.10
	# of Votes Class is Entitled	307,653,465.64	16,375,085.03	24,736,876.08	733,364,831.15	107,891,072.19	398,491,551.64	524,370.78	—	1,589,037,252.51
Columbia Large Cap Value Fund	Shares Outstanding	112,982,252.99	2,422,936.08	1,319,159.91	11,027,768.57	1,570,740.98	5,957,452.17	178,981.81	—	135,459,292.50
	# of Votes Class is Entitled	1,489,092,520.55	31,902,719.67	17,350,919.14	145,043,944.47	20,694,949.28	79,464,443.23	2,341,866.45	—	1,785,891,362.79
Columbia Limited Duration Credit Fund	Shares Outstanding	19,739,251.94	6,315,790.13	2,796,043.78	36,063,096.10	6,410,904.28	15,810,704.03	—	—	87,135,790.24
	# of Votes Class is Entitled	204,518,962.12	65,461,856.09	28,961,815.13	373,918,659.11	66,472,305.50	163,917,554.14	—	—	903,251,152.09
Columbia Minnesota Tax-Exempt Fund	Shares Outstanding	18,744,796.76	658,210.26	2,564,976.38	9,520,291.36	251,262.38	560,597.03	—	—	32,300,134.16
	# of Votes Class is Entitled	418,282,448.75	14,681,892.11	57,237,537.69	212,270,268.33	5,599,097.57	12,517,590.78	—	—	720,588,835.23
Columbia Mortgage Opportunities Fund	Shares Outstanding	11,184,064.70	14,572,380.44	4,245,305.90	80,473,963.23	28,959,792.24	33,696,638.72	—	—	173,132,145.23
	# of Votes Class is Entitled	114,055,549.93	148,476,477.57	43,270,575.48	820,304,078.06	295,042,938.32	343,542,079.89	—	—	1,764,691,699.25
Columbia Overseas Core Fund	Shares Outstanding	5,215,048.08	36,133.32	442,150.99	18,362,748.24	39,712.83	40,443,276.23	314.86	—	64,539,384.55
	# of Votes Class is Entitled	50,407,399.45	349,738.26	4,257,023.96	177,826,466.84	385,176.33	392,439,104.67	3,037.84	—	625,667,947.35
Columbia Quality Income Fund	Shares Outstanding	19,127,525.06	3,763,188.90	924,839.40	20,955,114.30	1,010,033.46	34,099,225.77	135,376.84	—	80,015,303.73
	# of Votes Class is Entitled	435,521,308.05	85,629,470.62	21,092,610.08	476,781,269.17	22,983,057.41	772,844,903.69	3,079,789.48	—	1,817,932,408.50
Columbia Select Global Equity Fund	Shares Outstanding	27,779,664.65	802,290.07	1,445,585.85	6,461,011.51	291,470.61	1,098,587.81	246,154.54	—	38,124,765.04
	# of Votes Class is Entitled	492,587,412.38	14,678,919.96	22,228,389.71	116,508,497.97	5,283,643.47	19,659,453.40	4,337,251.57	—	675,283,568.46
Columbia Select Large Cap Value Fund	Shares Outstanding	7,915,233.00	5,609,308.46	1,350,674.61	19,712,048.91	1,946,097.60	5,733,802.37	642,584.69	—	42,909,749.64
	# of Votes Class is Entitled	192,897,064.78	144,684,097.19	29,795,400.46	501,232,864.52	49,510,290.48	148,416,411.54	15,373,235.33	—	1,081,909,364.30
Columbia Select Small Cap Value Fund	Shares Outstanding	18,911,655.78	148,208.82	482,834.17	1,329,356.37	174,390.64	1,818,196.03	157,926.94	—	23,022,568.74
	# of Votes Class is Entitled	306,069,320.39	2,823,422.42	5,404,006.16	24,905,877.40	3,316,310.34	35,807,290.33	2,370,439.61	—	380,696,666.65
Columbia Seligman Communications and Information Fund	Shares Outstanding	55,381,488.43	2,432,406.18	6,335,781.99	14,359,905.26	2,332,238.37	624,996.21	779,409.98	—	82,246,226.42
	# of Votes Class is Entitled	5,270,864,219.00	223,510,273.49	366,445,850.26	1,523,992,614.57	248,922,774.62	66,087,698.69	69,503,240.88	—	7,769,326,671.51
Columbia Seligman Global Technology Fund	Shares Outstanding	17,332,270.76	603,476.07	2,012,454.33	4,323,190.43	602,459.62	162,305.21	1,999,615.22	—	27,035,771.65
	# of Votes Class is Entitled	930,046,464.13	33,798,429.38	77,653,193.20	237,594,111.24	33,330,187.63	8,917,765.36	102,342,869.11	—	1,423,683,020.05
Columbia Short-Term Cash Fund	Shares Outstanding	—	—	—	—	—	—	—	—	14,860,233,019.90
	# of Votes Class is Entitled	—	—	—	—	—	—	—	—	14,858,987,598.69
Columbia Strategic Municipal Income Fund	Shares Outstanding	50,689,913.45	3,759,548.99	5,601,104.94	76,966,040.37	2,821,707.83	7,854,212.73	—	—	147,692,528.30
	# of Votes Class is Entitled	832,114,230.46	61,627,854.22	92,007,165.88	1,260,979,739.46	46,239,147.89	128,890,323.94	—	—	2,421,858,461.85
Multi-Manager Value Strategies Fund	Shares Outstanding	—	—	—	278,400,883.18	—	172.77	—	—	278,401,055.96
	# of Votes Class is Entitled	—	—	—	3,835,794,463.77	—	2,384.25	—	—	3,835,796,848.02

APPENDIX B — PRINCIPAL HOLDERS

As of the applicable Record Date, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trusts to own beneficially 5% or more of any class of each Fund’s outstanding shares).

Shareholder Name and Address	Fund	Class	Percentage of Class

A BUSHELL M BUSHELL W SALOMON TTEE C/O FASCORE LLC REMPAC LLC 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Real Estate Equity Fund	Class Inst. 2	5.13%

AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Columbia Adaptive Risk Allocation Fund	Class A	78.35%

	Columbia Adaptive Risk Allocation Fund	Class C	61.48%

	Columbia Adaptive Risk Allocation Fund	Class Inst.	92.02%

	Columbia Balanced Fund	Class A	55.01%

	Columbia Balanced Fund	Class C	46.86%

	Columbia Balanced Fund	Class Inst.	32.14%

	Columbia Bond Fund	Class A	38.62%

	Columbia Bond Fund	Class C	49.15%

	Columbia Bond Fund	Class Inst.	33.70%

	Columbia California Intermediate Municipal Bond Fund	Class A	34.73%

	Columbia California Intermediate Municipal Bond Fund	Class C	24.03%

	Columbia California Intermediate Municipal Bond Fund	Class Inst.	7.53%

	Columbia Capital Allocation Aggressive Portfolio	Class A	76.97%

	Columbia Capital Allocation Aggressive Portfolio	Class C	79.28%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst.	26.95%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Conservative Portfolio	Class A	83.13%

	Columbia Capital Allocation Conservative Portfolio	Class C	86.43%

	Columbia Capital Allocation Conservative Portfolio	Class Inst.	35.37%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class A	63.28%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class C	83.74%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst.	10.40%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class A	83.22%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class C	84.08%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst.	28.82%

	Columbia Capital Allocation Moderate Portfolio	Class A	90.80%

	Columbia Capital Allocation Moderate Portfolio	Class C	91.78%

	Columbia Capital Allocation Moderate Portfolio	Class Inst.	52.03%

	Columbia Commodity Strategy Fund	Class A	29.14%

	Columbia Commodity Strategy Fund	Class C	47.04%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class A	16.58%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	27.48%

	Columbia Contrarian Core Fund	Class A	53.09%

	Columbia Contrarian Core Fund	Class C	33.71%

	Columbia Contrarian Core Fund	Class Inst.	17.52%

	Columbia Convertible Securities Fund	Class A	17.63%

	Columbia Convertible Securities Fund	Class C	17.07%

	Columbia Convertible Securities Fund	Class Inst.	26.49%

	Columbia Corporate Income Fund	Class A	39.65%

	Columbia Corporate Income Fund	Class C	62.10%

	Columbia Corporate Income Fund	Class Inst.	25.12%

	Columbia Disciplined Core Fund	Class A	83.84%

	Columbia Disciplined Core Fund	Class C	73.10%

	Columbia Disciplined Core Fund	Class Inst.	56.87%

	Columbia Disciplined Growth Fund	Class A	67.80%

	Columbia Disciplined Growth Fund	Class C	56.80%

	Columbia Disciplined Growth Fund	Class Inst.	63.04%

	Columbia Disciplined Value Fund	Class A	33.88%

	Columbia Disciplined Value Fund	Class C	18.11%

	Columbia Disciplined Value Fund	Class Inst.	32.72%

	Columbia Dividend Income Fund	Class A	19.53%

	Columbia Dividend Income Fund	Class C	15.27%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Dividend Income Fund	Class Inst.	18.31%

	Columbia Dividend Opportunity Fund	Class A	77.82%

	Columbia Dividend Opportunity Fund	Class C	42.92%

	Columbia Dividend Opportunity Fund	Class Inst.	40.46%

	Columbia Emerging Markets Bond Fund	Class A	62.58%

	Columbia Emerging Markets Bond Fund	Class C	15.50%

	Columbia Emerging Markets Bond Fund	Class Inst.	44.63%

	Columbia Emerging Markets Fund	Class A	67.68%

	Columbia Emerging Markets Fund	Class C	60.53%

	Columbia Emerging Markets Fund	Class Inst.	23.99%

	Columbia Flexible Capital Income Fund	Class A	58.04%

	Columbia Flexible Capital Income Fund	Class C	28.41%

	Columbia Flexible Capital Income Fund	Class Inst.	41.85%

	Columbia Floating Rate Fund	Class A	74.44%

	Columbia Floating Rate Fund	Class C	37.75%

	Columbia Floating Rate Fund	Class Inst.	32.54%

	Columbia Georgia Intermediate Municipal Bond Fund	Class C	19.72%

	Columbia Global Equity Value Fund	Class A	50.82%

	Columbia Global Equity Value Fund	Class C	50.86%

	Columbia Global Equity Value Fund	Class Inst.	19.46%

	Columbia Global Opportunities Fund	Class A	90.42%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Global Opportunities Fund	Class C	88.04%

	Columbia Global Opportunities Fund	Class Inst.	77.11%

	Columbia Global Technology Growth Fund	Class A	26.65%

	Columbia Global Technology Growth Fund	Class C	21.76%

	Columbia Global Technology Growth Fund	Class Inst.	20.37%

	Columbia Government Money Market Fund	Class A	45.34%

	Columbia Government Money Market Fund	Class C	18.24%

	Columbia Greater China Fund	Class A	6.44%

	Columbia Greater China Fund	Class C	17.79%

	Columbia Greater China Fund	Class Inst.	10.87%

	Columbia High Yield Bond Fund	Class A	70.40%

	Columbia High Yield Bond Fund	Class C	64.00%

	Columbia High Yield Bond Fund	Class Inst.	47.01%

	Columbia High Yield Municipal Fund	Class A	29.08%

	Columbia High Yield Municipal Fund	Class C	25.08%

	Columbia High Yield Municipal Fund	Class Inst.	9.90%

	Columbia Income Builder Fund	Class A	76.52%

	Columbia Income Builder Fund	Class C	65.00%

	Columbia Income Builder Fund	Class Inst.	63.29%

	Columbia Income Opportunities Fund	Class A	61.00%

	Columbia Income Opportunities Fund	Class C	69.32%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Income Opportunities Fund	Class Inst.	76.80%

	Columbia Intermediate Municipal Bond Fund	Class A	45.76%

	Columbia Intermediate Municipal Bond Fund	Class C	28.66%

	Columbia International Dividend Income Fund	Class A	5.62%

	Columbia International Dividend Income Fund	Class C	6.38%

	Columbia Large Cap Enhanced Core Fund	Class A	30.37%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	16.38%

	Columbia Large Cap Growth Fund	Class A	61.74%

	Columbia Large Cap Growth Fund	Class C	39.74%

	Columbia Large Cap Growth Fund	Class Inst.	13.03%

	Columbia Large Cap Growth Opportunity Fund	Class A	5.91%

	Columbia Large Cap Growth Opportunity Fund	Class C	5.98%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	14.61%

	Columbia Large Cap Value Fund	Class A	87.04%

	Columbia Large Cap Value Fund	Class C	83.48%

	Columbia Large Cap Value Fund	Class Inst.	87.30%

	Columbia Limited Duration Credit Fund	Class A	71.65%

	Columbia Limited Duration Credit Fund	Class C	43.14%

	Columbia Limited Duration Credit Fund	Class Inst.	38.31%

	Columbia Maryland Intermediate Municipal Bond Fund	Class A	8.90%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Maryland Intermediate Municipal Bond Fund	Class C	12.91%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	7.23%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class A	7.30%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class C	67.47%

	Columbia Mid Cap Growth Fund	Class A	62.91%

	Columbia Mid Cap Growth Fund	Class C	42.09%

	Columbia Minnesota Tax-Exempt Fund	Class A	73.28%

	Columbia Minnesota Tax-Exempt Fund	Class C	80.18%

	Columbia Minnesota Tax-Exempt Fund	Class Inst.	63.89%

	Columbia Mortgage Opportunities Fund	Class A	46.25%

	Columbia Mortgage Opportunities Fund	Class C	27.25%

	Columbia Mortgage Opportunities Fund	Class Inst.	28.71%

	Columbia Multi Strategy Alternatives Fund	Class A	87.24%

	Columbia Multi Strategy Alternatives Fund	Class C	91.75%

	Columbia Multi Strategy Alternatives Fund	Class Inst.	98.12%

	Columbia New York Intermediate Municipal Bond Fund	Class A	27.53%

	Columbia New York Intermediate Municipal Bond Fund	Class C	11.86%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	12.50%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Oregon Intermediate Municipal Bond Fund	Class C	16.01%

	Columbia Overseas Core Fund	Class A	80.09%

	Columbia Overseas Core Fund	Class C	52.90%

	Columbia Overseas Core Fund	Class Inst.	18.44%

	Columbia Overseas Value Fund	Class A	56.75%

	Columbia Overseas Value Fund	Class C	23.38%

	Columbia Overseas Value Fund	Class Inst.	26.75%

	Columbia Pacific/Asia Fund	Class A	44.97%

	Columbia Pacific/Asia Fund	Class C	33.40%

	Columbia Pacific/Asia Fund	Class Inst.	21.13%

	Columbia Quality Income Fund	Class A	19.66%

	Columbia Quality Income Fund	Class C	32.08%

	Columbia Quality Income Fund	Class Inst.	24.53%

	Columbia Real Estate Equity Fund	Class A	65.19%

	Columbia Real Estate Equity Fund	Class C	39.05%

	Columbia Select Global Equity Fund	Class A	74.64%

	Columbia Select Global Equity Fund	Class C	60.91%

	Columbia Select Global Equity Fund	Class Inst.	77.67%

	Columbia Select Large Cap Equity Fund	Class A	7.70%

	Columbia Select Large Cap Equity Fund	Class C	33.33%

	Columbia Select Large Cap Equity Fund	Class Inst.	24.51%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Select Large Cap Growth Fund	Class A	29.79%

	Columbia Select Large Cap Growth Fund	Class C	27.84%

	Columbia Select Large Cap Growth Fund	Class Inst.	34.59%

	Columbia Select Large Cap Value Fund	Class A	9.15%

	Columbia Select Large Cap Value Fund	Class C	9.70%

	Columbia Select Large Cap Value Fund	Class Inst.	5.92%

	Columbia Select Mid Cap Value Fund	Class A	43.37%

	Columbia Select Mid Cap Value Fund	Class C	35.61%

	Columbia Select Mid Cap Value Fund	Class Inst.	9.26%

	Columbia Select Small Cap Value Fund	Class A	75.42%

	Columbia Select Small Cap Value Fund	Class C	43.57%

	Columbia Select Small Cap Value Fund	Class Inst.	64.67%

	Columbia Seligman Communications and Information Fund	Class C	12.08%

	Columbia Seligman Communications and Information Fund	Class Inst.	17.95%

	Columbia Seligman Global Technology Fund	Class A	31.38%

	Columbia Seligman Global Technology Fund	Class C	34.74%

	Columbia Seligman Global Technology Fund	Class Inst.	44.71%

	Columbia Short Term Bond Fund	Class A	59.95%

	Columbia Short Term Bond Fund	Class C	35.74%

	Columbia Short Term Bond Fund	Class Inst.	23.45%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Short Term Municipal Bond Fund	Class A	28.67%

	Columbia Short Term Municipal Bond Fund	Class C	27.08%

	Columbia Short Term Municipal Bond Fund	Class Inst.	26.73%

	Columbia Small Cap Growth Fund I	Class A	25.67%

	Columbia Small Cap Growth Fund I	Class C	26.44%

	Columbia Small Cap Growth Fund I	Class Inst.	18.39%

	Columbia Small Cap Index Fund	Class A	26.30%

	Columbia Small Cap Index Fund	Class Inst.	7.07%

	Columbia Small Cap Value Fund I	Class A	13.98%

	Columbia Small Cap Value Fund I	Class C	26.83%

	Columbia Small Cap Value Fund II	Class A	7.68%

	Columbia Small Cap Value Fund II	Class C	63.39%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	9.13%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	14.32%

	Columbia Strategic California Municipal Income Fund	Class A	30.97%

	Columbia Strategic California Municipal Income Fund	Class C	32.53%

	Columbia Strategic California Municipal Income Fund	Class Inst.	30.93%

	Columbia Strategic Income Fund	Class A	49.40%

	Columbia Strategic Income Fund	Class C	32.22%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Strategic Income Fund	Class Inst.	27.59%

	Columbia Strategic Municipal Income Fund	Class A	70.05%

	Columbia Strategic Municipal Income Fund	Class C	42.50%

	Columbia Strategic Municipal Income Fund	Class Inst.	43.38%

	Columbia Strategic New York Municipal Income Fund	Class A	23.98%

	Columbia Strategic New York Municipal Income Fund	Class C	16.90%

	Columbia Strategic New York Municipal Income Fund	Class Inst.	34.15%

	Columbia Tax-Exempt Fund	Class A	47.22%

	Columbia Tax-Exempt Fund	Class C	46.28%

	Columbia Tax-Exempt Fund	Class Inst.	17.16%

	Columbia Total Return Bond Fund	Class A	81.98%

	Columbia Total Return Bond Fund	Class C	64.31%

	Columbia Total Return Bond Fund	Class Inst.	30.69%

	Columbia U.S. Social Bond Fund	Class A	22.57%

	Columbia U.S. Social Bond Fund	Class C	22.38%

	Columbia U.S. Social Bond Fund	Class Inst.	37.72%

	Columbia U.S. Treasury Index Fund	Class Inst.	13.56%

	Columbia Ultra Short Term Bond Fund	Class A	94.27%

	Columbia Ultra Short Term Bond Fund	Class Inst.	93.58%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	6.94%

	Columbia Virginia Intermediate Municipal Bond Fund	Class C	28.01%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Inst.	23.57%

	Multi-Manager Alternative Strategies Fund	Class Inst.	100.00%

	Multi-Manager Directional Alternative Strategies Fund	Class Inst.	100.00%

	Multi-Manager Growth Strategies Fund	Class Inst.	100.00%

	Multi-Manager International Equity Strategies Fund	Class Inst.	100.00%

	Multi-Manager Small Cap Equity Strategies Fund	Class Inst.	100.00%

	Multi-Manager Total Return Bond Strategies Fund	Class Inst.	100.00%

	Multi-Manager Value Strategies Fund	Class Inst.	100.00%

AMERIPRISE TRUST COMPANY AS TR OF THE VENTUREDYNE LTD SAL DEF INVEST PL 990 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0009	Columbia Large Cap Value Fund	Class Inst. 2	35.65%

ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Columbia Adaptive Risk Allocation Fund	Class R	16.75%

	Columbia Balanced Fund	Class Inst. 3	7.10%

	Columbia Balanced Fund	Class R	7.87%

	Columbia Bond Fund	Class C	9.11%

	Columbia Bond Fund	Class R	27.07%

	Columbia Capital Allocation Aggressive Portfolio	Class R	6.32%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Conservative Portfolio	Class R	37.76%

	Columbia Capital Allocation Moderate Portfolio	Class R	22.19%

	Columbia Commodity Strategy Fund	Class R	10.03%

	Columbia Contrarian Core Fund	Class R	5.76%

	Columbia Convertible Securities Fund	Class R	40.23%

	Columbia Disciplined Core Fund	Class R	22.37%

	Columbia Disciplined Growth Fund	Class Inst. 2	6.19%

	Columbia Disciplined Growth Fund	Class R	22.09%

	Columbia Disciplined Value Fund	Class R	21.46%

	Columbia Emerging Markets Fund	Class C	6.52%

	Columbia Emerging Markets Fund	Class R	10.63%

	Columbia Floating Rate Fund	Class R	12.56%

	Columbia Global Equity Value Fund	Class Inst. 3	8.72%

	Columbia Global Equity Value Fund	Class R	7.08%

	Columbia Global Opportunities Fund	Class Inst. 3	63.08%

	Columbia Global Opportunities Fund	Class R	7.16%

	Columbia Government Money Market Fund	Class C	12.29%

	Columbia Government Money Market Fund	Class R	17.23%

	Columbia Greater China Fund	Class Inst. 2	5.90%

	Columbia Large Cap Enhanced Core Fund	Class A	9.26%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Enhanced Core Fund	Class Inst. 2	12.85%

	Columbia Large Cap Enhanced Core Fund	Class R	6.92%

	Columbia Large Cap Growth Fund	Class R	22.57%

	Columbia Large Cap Growth Opportunity Fund	Class R	5.36%

	Columbia Large Cap Value Fund	Class R	14.78%

	Columbia Mid Cap Growth Fund	Class C	6.77%

	Columbia Mid Cap Growth Fund	Class R	12.60%

	Columbia Quality Income Fund	Class R	16.06%

	Columbia Real Estate Equity Fund	Class C	8.86%

	Columbia Real Estate Equity Fund	Class R	5.79%

	Columbia Select Global Equity Fund	Class R	19.02%

	Columbia Select Large Cap Growth Fund	Class R	7.02%

	Columbia Select Large Cap Value Fund	Class R	7.33%

	Columbia Select Small Cap Value Fund	Class C	10.21%

	Columbia Select Small Cap Value Fund	Class R	23.86%

	Columbia Seligman Communications and Information Fund	Class R	7.55%

	Columbia Short Term Bond Fund	Class R	70.20%

	Columbia Strategic Income Fund	Class R	12.57%

	Columbia Total Return Bond Fund	Class R	15.43%

Shareholder Name and Address	Fund	Class	Percentage of Class

AUL AMERICAN GROUP RETIREMENT ANNUITY ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	Columbia Mid Cap Index Fund	Class A	10.09%

	Columbia Overseas Value Fund	Class Adv	8.62%

	Columbia Select Small Cap Value Fund	Class Adv	40.69%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	5.71%

BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Columbia Corporate Income Fund	Class Inst.	21.50%

	Columbia Greater China Fund	Class Inst.	10.34%

	Columbia Small Cap Growth Fund I	Class Inst.	11.65%

BANK OF AMERICA CUSTODIAN FBO MFO PO BOX 843869 DALLAS TX 75284-3869	Columbia Emerging Markets Fund	Class Inst. 2	9.06%

BARRY ANDERSON DON LOWER TODD WHITL C/O FASCORE ANDERSON LOWER WHITLOW PC 401K SAFE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Small Cap Growth Fund I	Class R	9.61%

BB&T COLLATERAL LOAN ACCT FBO ALICIA A FINK 1116 MARNEY CT HENRICO VA 23229-6086	Columbia Virginia Intermediate Municipal Bond Fund	Class Adv	36.25%

BB&T COLLATERAL LOAN ACCT FBO BARI B NOVEY & JOAN M NOVEY JT TEN 2808 ROBSON PL RICHMOND VA 23233-1730	Columbia Virginia Intermediate Municipal Bond Fund	Class Adv	9.99%

C/O FASCORE LLC FBO STATE OF TENNESSEE 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Select Mid Cap Value Fund	Class Adv	70.45%

Shareholder Name and Address	Fund	Class	Percentage of Class

CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Columbia Adaptive Risk Allocation Fund	Class Adv	17.07%

	Columbia Adaptive Risk Allocation Fund	Class Inst. 3	93.27%

	Columbia High Yield Bond Fund	Class Inst. 2	5.21%

CAPITAL BANK & TRUST CO TTEE FBO 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Floating Rate Fund	Class R	15.80%

	Columbia Mid Cap Growth Fund	Class Inst. 2	29.63%

	Columbia Real Estate Equity Fund	Class R	28.72%

	Columbia Select Small Cap Value Fund	Class R	6.40%

	Columbia Small Cap Value Fund I	Class R	35.53%

	Columbia Small Cap Value Fund II	Class R	24.23%

	Columbia Total Return Bond Fund	Class Inst. 2	9.01%

CBNA AS CUSTODIAN FBO FRINGE BENEFITS DESIGNS RETIREMENT 6 RHOADS DR STE 7 UTICA NY 13502-6317	Columbia Capital Allocation Moderate Portfolio	Class R	6.33%

	Columbia Floating Rate Fund	Class R	8.75%

CENTENNIAL BANK TRUST PO BOX 7514 JONESBORO AR 72403-7514	Columbia Limited Duration Credit Fund	Class C	9.08%

	Columbia Overseas Value Fund	Class C	6.39%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Columbia Adaptive Risk Allocation Fund	Class Inst. 2	26.92%

	Columbia Balanced Fund	Class A	6.14%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Balanced Fund	Class Adv	5.51%

	Columbia Balanced Fund	Class Inst. 2	20.73%

	Columbia Bond Fund	Class Inst.	10.58%

	Columbia California Intermediate Municipal Bond Fund	Class Inst. 2	47.17%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	7.24%

	Columbia Capital Allocation Aggressive Portfolio	Class R	12.06%

	Columbia Capital Allocation Conservative Portfolio	Class R	42.05%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 2	17.38%

	Columbia Capital Allocation Moderate Portfolio	Class R	24.45%

	Columbia Commodity Strategy Fund	Class Inst. 2	99.31%

	Columbia Contrarian Core Fund	Class Inst.	11.93%

	Columbia Contrarian Core Fund	Class Inst. 2	13.98%

	Columbia Convertible Securities Fund	Class A	9.16%

	Columbia Convertible Securities Fund	Class Inst. 2	11.40%

	Columbia Corporate Income Fund	Class Inst. 2	11.97%

	Columbia Disciplined Core Fund	Class Adv	21.41%

	Columbia Disciplined Core Fund	Class Inst. 2	16.57%

	Columbia Disciplined Growth Fund	Class Adv	21.48%

	Columbia Dividend Income Fund	Class A	10.04%

	Columbia Dividend Income Fund	Class Adv	6.27%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Dividend Income Fund	Class Inst. 2	28.18%

	Columbia Dividend Income Fund	Class V	7.31%

	Columbia Dividend Opportunity Fund	Class Inst. 2	16.36%

	Columbia Emerging Markets Bond Fund	Class A	5.79%

	Columbia Emerging Markets Bond Fund	Class C	5.59%

	Columbia Emerging Markets Bond Fund	Class Inst. 2	9.82%

	Columbia Emerging Markets Fund	Class Adv	30.98%

	Columbia Emerging Markets Fund	Class Inst.	13.68%

	Columbia Emerging Markets Fund	Class Inst. 2	34.60%

	Columbia Flexible Capital Income Fund	Class Inst. 2	17.66%

	Columbia Floating Rate Fund	Class Adv	13.06%

	Columbia Floating Rate Fund	Class Inst. 2	33.24%

	Columbia Georgia Intermediate Municipal Bond Fund	Class Inst.	5.71%

	Columbia Global Equity Value Fund	Class Inst.	16.44%

	Columbia Global Equity Value Fund	Class Inst. 2	29.90%

	Columbia Global Opportunities Fund	Class Inst. 2	16.42%

	Columbia Global Technology Growth Fund	Class A	11.28%

	Columbia Global Technology Growth Fund	Class Inst. 2	13.04%

	Columbia Global Technology Growth Fund	Class Inst. 3	8.72%

	Columbia Greater China Fund	Class A	10.29%

	Columbia Greater China Fund	Class Inst.	7.17%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Greater China Fund	Class Inst. 2	11.16%

	Columbia High Yield Bond Fund	Class Inst. 2	38.59%

	Columbia High Yield Municipal Fund	Class Adv	13.48%

	Columbia High Yield Municipal Fund	Class C	5.80%

	Columbia High Yield Municipal Fund	Class Inst. 2	28.06%

	Columbia Income Builder Fund	Class Inst. 2	19.54%

	Columbia Income Opportunities Fund	Class C	5.93%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 2	58.67%

	Columbia Intermediate Municipal Bond Fund	Class V	6.72%

	Columbia International Dividend Income Fund	Class A	8.54%

	Columbia International Dividend Income Fund	Class Inst.	5.74%

	Columbia Large Cap Enhanced Core Fund	Class Adv	14.30%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 2	23.80%

	Columbia Large Cap Growth Fund	Class C	18.16%

	Columbia Large Cap Growth Fund	Class Inst.	8.60%

	Columbia Large Cap Growth Fund	Class Inst. 2	36.33%

	Columbia Large Cap Growth Opportunity Fund	Class Adv	6.15%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 2	36.38%

	Columbia Large Cap Index Fund	Class Inst. 2	7.50%

	Columbia Large Cap Value Fund	Class Inst. 2	9.41%

	Columbia Limited Duration Credit Fund	Class Inst. 2	90.38%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Maryland Intermediate Municipal Bond Fund	Class A	7.61%

	Columbia Mid Cap Growth Fund	Class Inst.	11.70%

	Columbia Mid Cap Index Fund	Class A	5.78%

	Columbia Mid Cap Index Fund	Class Inst.	5.91%

	Columbia Mid Cap Index Fund	Class Inst. 2	6.31%

	Columbia Mortgage Opportunities Fund	Class A	15.61%

	Columbia Mortgage Opportunities Fund	Class Inst. 2	44.55%

	Columbia Multi-Asset Income Fund	Class A	16.53%

	Columbia Multi-Asset Income Fund	Class Adv	13.60%

	Columbia New York Intermediate Municipal Bond Fund	Class C	5.02%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	5.94%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst.	11.79%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst. 2	68.24%

	Columbia Overseas Core Fund	Class Inst. 2	86.07%

	Columbia Overseas Value Fund	Class Inst. 2	68.07%

	Columbia Pacific/Asia Fund	Class A	11.30%

	Columbia Pacific/Asia Fund	Class Inst.	8.38%

	Columbia Quality Income Fund	Class C	5.75%

	Columbia Quality Income Fund	Class Inst. 2	28.61%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Real Estate Equity Fund	Class C	16.32%

	Columbia Real Estate Equity Fund	Class Inst.	10.18%

	Columbia Real Estate Equity Fund	Class Inst. 2	9.91%

	Columbia Select Global Equity Fund	Class Inst. 2	12.90%

	Columbia Select Large Cap Equity Fund	Class Inst.	17.20%

	Columbia Select Large Cap Equity Fund	Class Inst. 2	16.80%

	Columbia Select Large Cap Growth Fund	Class C	5.19%

	Columbia Select Large Cap Growth Fund	Class Inst. 2	26.79%

	Columbia Select Large Cap Value Fund	Class A	8.28%

	Columbia Select Large Cap Value Fund	Class Inst. 2	39.13%

	Columbia Select Mid Cap Value Fund	Class Inst.	11.49%

	Columbia Select Mid Cap Value Fund	Class Inst. 2	17.52%

	Columbia Select Small Cap Value Fund	Class Inst. 2	11.52%

	Columbia Seligman Communications and Information Fund	Class A	8.32%

	Columbia Seligman Communications and Information Fund	Class Adv	7.81%

	Columbia Seligman Communications and Information Fund	Class Inst. 2	17.08%

	Columbia Seligman Global Technology Fund	Class Inst. 2	20.57%

	Columbia Short Term Bond Fund	Class Inst. 2	6.96%

	Columbia Short Term Municipal Bond Fund	Class A	10.27%

	Columbia Short Term Municipal Bond Fund	Class Inst. 2	16.35%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Growth Fund I	Class A	8.32%

	Columbia Small Cap Growth Fund I	Class Inst. 2	20.31%

	Columbia Small Cap Index Fund	Class A	6.26%

	Columbia Small Cap Index Fund	Class Inst. 2	9.66%

	Columbia Small Cap Value Fund I	Class A	6.67%

	Columbia Small Cap Value Fund I	Class Inst. 2	24.72%

	Columbia Small Cap Value Fund II	Class Inst.	10.36%

	Columbia Small Cap Value Fund II	Class Inst. 2	10.29%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	7.10%

	Columbia Strategic California Municipal Income Fund	Class Inst. 2	79.50%

	Columbia Strategic Income Fund	Class A	6.72%

	Columbia Strategic Income Fund	Class Adv	6.87%

	Columbia Strategic Income Fund	Class Inst. 2	29.95%

	Columbia Strategic Municipal Income Fund	Class Inst. 2	42.33%

	Columbia Strategic New York Municipal Income Fund	Class Inst. 2	83.29%

	Columbia Tax-Exempt Fund	Class Inst. 2	7.15%

	Columbia Total Return Bond Fund	Class Inst.	7.58%

	Columbia Total Return Bond Fund	Class Inst. 2	18.46%

	Columbia U.S. Social Bond Fund	Class A	8.23%

	Columbia U.S. Social Bond Fund	Class Inst. 2	19.19%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia U.S. Treasury Index Fund	Class A	13.63%

	Columbia U.S. Treasury Index Fund	Class Inst. 2	5.30%

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	13.76%

	Columbia Virginia Intermediate Municipal Bond Fund	Class C	12.12%

CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	Columbia Capital Allocation Moderate Aggressive Portfolio	Class R	19.67%

CHRISTINA PFLEIDER & TOM PFLEIDER T FBO META DYNAMIC INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Total Return Bond Fund	Class R	11.19%

COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Columbia Adaptive Retirement 2020 Fund	Class Adv	100.00%

	Columbia Adaptive Retirement 2020 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2025 Fund	Class Adv	100.00%

	Columbia Adaptive Retirement 2025 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2030 Fund	Class Adv	26.68%

	Columbia Adaptive Retirement 2030 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2035 Fund	Class Adv	48.47%

	Columbia Adaptive Retirement 2035 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2040 Fund	Class Adv	59.69%

	Columbia Adaptive Retirement 2040 Fund	Class Inst. 3	95.87%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Adaptive Retirement 2045 Fund	Class Adv	79.08%

	Columbia Adaptive Retirement 2045 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2050 Fund	Class Adv	72.30%

	Columbia Adaptive Retirement 2050 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2055 Fund	Class Adv	100.00%

	Columbia Adaptive Retirement 2055 Fund	Class Inst. 3	100.00%

	Columbia Adaptive Retirement 2060 Fund	Class Adv	92.11%

	Columbia Adaptive Retirement 2060 Fund	Class Inst. 3	100.00%

	Columbia Bond Fund	N/A	N/A

	Columbia Commodity Strategy Fund	N/A	N/A

	Columbia Connecticut Intermediate Municipal Bond Fund	Class Inst. 3	6.33%

	Columbia Corporate Income Fund	N/A	N/A

	Columbia Disciplined Growth Fund	N/A	N/A

	Columbia Disciplined Value Fund	N/A	N/A

	Columbia Emerging Markets Bond Fund	N/A	N/A

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Inst. 3	5.86%

	Columbia Multi Strategy Alternatives Fund	Class R	100.00%

	Columbia Multi-Asset Income Fund	Class Inst. 2	100.00%

	Columbia Overseas Core Fund	Class Adv	5.81%

	Columbia Overseas Core Fund	Class R	100.00%

	Columbia Pacific/Asia Fund	N/A	N/A

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Quality Income Fund	N/A	N/A

	Columbia Select Large Cap Equity Fund	N/A	N/A

	Columbia Short-Term Cash Fund	N/A	N/A

	Columbia Solutions Aggressive Portfolio	N/A	N/A

	Columbia Solutions Conservative Portfolio	N/A	N/A

	Columbia U.S. Treasury Index Fund	N/A	N/A

	Multi-Manager Growth Strategies Fund	Class Inst. 3	100.00%

	Multi-Manager International Equity Strategies Fund	Class Inst. 3	100.00%

	Multi-Manager Small Cap Equity Strategies Fund	Class Inst. 3	100.00%

	Multi-Manager Total Return Bond Strategies Fund	Class Inst. 3	100.00%

	Multi-Manager Value Strategies Fund	Class Inst. 3	100.00%

	Multisector Bond SMA Completion Portfolio	Shares	100.00%

	Overseas SMA Completion Portfolio	Shares	52.42%

COLUMBIA THERMOSTAT FUND ATTN STEVEN SWINHART 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Columbia Corporate Income Fund	Class Inst. 3	12.21%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 3	30.75%

	Columbia Large Cap Index Fund	Class Inst. 3	95.16%

	Columbia Quality Income Fund	Class Inst. 3	18.93%

	Columbia Select Mid Cap Value Fund	Class Inst. 3	25.41%

	Columbia Short Term Bond Fund	Class Inst. 3	17.54%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Total Return Bond Fund	Class Inst. 3	13.13%

	Columbia U.S. Treasury Index Fund	Class Inst. 3	55.38%

COMERICA BANK FBO CALHOUN PO BOX 75000 DETROIT MI 48275-0001	Columbia Emerging Markets Fund	Class Inst.	23.64%

	Columbia Short Term Municipal Bond Fund	Class Adv	45.48%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Columbia Dividend Opportunity Fund	Class Inst. 3	9.67%

	Columbia Global Technology Growth Fund	Class Inst. 3	14.11%

	Columbia Mid Cap Growth Fund	Class R	6.70%

	Columbia Overseas Value Fund	Class Inst. 3	5.77%

	Columbia Select Large Cap Growth Fund	Class R	22.87%

	Columbia Select Small Cap Value Fund	Class R	6.34%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	6.60%

	Columbia Small Cap Growth Fund I	Class R	6.23%

	Columbia Small Cap Value Fund II	Class Adv	5.17%

	Columbia Strategic Income Fund	Class R	11.24%

DEAN PERRY SHELIA REYNOLDS C/O FASCORE LLC FIRST COMMUNITY BANK 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Total Return Bond Fund	Class R	5.27%

DEBORAH USDIN FBO MULBERRY TECHNOLOGIES INC 401(K) PR 17 WEST JEFFERSON STREET ROCKVILLE MD 20850-4214	Columbia Capital Allocation Moderate Portfolio	Class Adv	7.41%

Shareholder Name and Address	Fund	Class	Percentage of Class

DONG II SEO & DAE HYUN SON TTEE FBO C/O FASCORE LLC SONEX EXPRESS INC RETIREMENT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Disciplined Value Fund	Class R	7.75%

DORENE KIMOTO 4171 AWELA PL LIHUE HI 96766-8807	Columbia Pacific/Asia Fund	Class C	5.02%

EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Columbia Balanced Fund	Class Inst. 3	16.27%

	Columbia Bond Fund	Class A	10.74%

	Columbia California Intermediate Municipal Bond Fund	Class Inst. 3	90.54%

	Columbia Contrarian Core Fund	Class Inst. 3	12.32%

	Columbia Convertible Securities Fund	Class Inst. 3	16.12%

	Columbia Corporate Income Fund	Class A	10.41%

	Columbia Dividend Income Fund	Class Inst. 3	14.54%

	Columbia Dividend Opportunity Fund	Class Inst. 3	6.56%

	Columbia Flexible Capital Income Fund	Class Inst. 3	98.97%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	7.95%

	Columbia Georgia Intermediate Municipal Bond Fund	Class Inst. 3	96.80%

	Columbia Global Equity Value Fund	Class Inst. 3	32.14%

	Columbia Government Money Market Fund	Class A	6.36%

	Columbia Government Money Market Fund	Class Inst. 3	50.88%

	Columbia Greater China Fund	Class Inst. 3	8.37%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia High Yield Municipal Fund	Class A	6.89%

	Columbia High Yield Municipal Fund	Class Inst. 3	84.87%

	Columbia Income Builder Fund	Class Inst. 3	76.97%

	Columbia Intermediate Municipal Bond Fund	Class A	5.97%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 3	52.66%

	Columbia Limited Duration Credit Fund	Class Inst. 3	10.69%

	Columbia Maryland Intermediate Municipal Bond Fund	Class C	37.98%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Inst. 3	94.14%

	Columbia Minnesota Tax-Exempt Fund	Class A	7.35%

	Columbia Minnesota Tax-Exempt Fund	Class Inst. 3	98.87%

	Columbia New York Intermediate Municipal Bond Fund	Class Inst. 3	40.45%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class A	13.96%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	33.03%

	Columbia Oregon Intermediate Municipal Bond Fund	Class C	31.00%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst. 3	58.36%

	Columbia Overseas Value Fund	Class Inst. 3	19.09%

	Columbia Select Global Equity Fund	Class Inst. 3	87.06%

	Columbia Select Large Cap Growth Fund	Class Inst. 3	8.97%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Select Large Cap Value Fund	Class Inst. 3	14.73%

	Columbia Select Mid Cap Value Fund	Class Inst. 3	38.94%

	Columbia Short Term Municipal Bond Fund	Class A	7.13%

	Columbia Small Cap Growth Fund I	Class Inst. 3	27.30%

	Columbia Small Cap Value Fund II	Class C	9.02%

	Columbia Small Cap Value Fund II	Class Inst. 3	45.03%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	13.04%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	9.67%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Inst. 3	30.77%

	Columbia Strategic California Municipal Income Fund	Class Inst. 3	98.77%

	Columbia Strategic Income Fund	Class Inst. 3	22.20%

	Columbia Strategic Municipal Income Fund	Class A	5.26%

	Columbia Strategic Municipal Income Fund	Class Inst. 3	53.94%

	Columbia Strategic New York Municipal Income Fund	Class Inst. 3	33.85%

	Columbia Tax-Exempt Fund	Class A	13.91%

	Columbia Tax-Exempt Fund	Class Inst. 3	89.77%

	Columbia U.S. Social Bond Fund	Class C	13.31%

	Columbia U.S. Social Bond Fund	Class Inst. 3	96.23%

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	7.71%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Virginia Intermediate Municipal Bond Fund	Class C	11.55%

ELAD & COMPANY LLC FBO SECURITY NATIONAL BANK PO BOX 31400 OMAHA NE 68131-0400	Columbia Pacific/Asia Fund	Class Inst.	35.30%

EQUITABLE LIFE FOR SA NO65 ON BEHALF OF VARIOUS 401K EXPEDITER PLANS 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	Columbia Disciplined Core Fund	Class R	14.10%

	Columbia Dividend Income Fund	Class R	37.33%

	Columbia Strategic Income Fund	Class R	5.04%

FIIOC FBO BAUMGARTNER & COMPANY INC 401K PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 3	9.58%
	Columbia Capital Allocation Moderate Portfolio	Class Inst. 3	7.89%
	Columbia Disciplined Core Fund	Class Adv	17.08%
	Columbia Disciplined Core Fund	Class R	24.55%
	Columbia Disciplined Value Fund	Class R	10.41%
	Columbia Global Technology Growth Fund	Class Inst. 2	5.62%
	Columbia International Dividend Income Fund	Class R	21.76%
	Columbia Large Cap Growth Fund	Class Inst. 2	6.93%
	Columbia Large Cap Growth Fund	Class R	14.76%
	Columbia Real Estate Equity Fund	Class Adv	5.63%
	Columbia Balanced Fund	Class R	6.12%
	Columbia Emerging Markets Fund	Class R	9.19%
	Columbia Floating Rate Fund	Class R	7.01%
	Columbia Large Cap Growth Opportunity Fund	Class Adv	10.13%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Index Fund	Class A	7.41%

	Columbia Mid Cap Growth Fund	Class Inst. 2	7.67%

	Columbia Mid Cap Index Fund	Class A	7.22%

	Columbia Small Cap Index Fund	Class A	5.52%

	Columbia Small Cap Index Fund	Class Inst. 2	6.87%

FPS TRUST COMPANY FBO KELLOGGSVILLE 9200 E MINERAL AVE STE 225 CENTENNIAL CO 80112-3592	Columbia Mid Cap Growth Fund	Class R	5.96%

	Columbia Small Cap Growth Fund I	Class R	13.65%

FSTC FBO HORIZON TRUST & INVESTMEN0 1 RIGHTER PKWY STE 120 WILMINGTON DE 19803-1533	Columbia Small Cap Growth Fund I	Class Inst. 3	6.14%

GREAT WEST LIFE & ANNUITY FUTURE FU C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Select Mid Cap Value Fund	Class R	16.59%

GREAT-WEST TRUST COMPANY LLC FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	17.25%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 2	29.34%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 2	37.76%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 2	32.40%

	Columbia Capital Allocation Moderate Portfolio	Class Inst. 2	59.13%

	Columbia Disciplined Growth Fund	Class Inst. 2	8.31%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Disciplined Value Fund	Class Inst. 2	74.98%

	Columbia Dividend Opportunity Fund	Class Adv	8.88%

	Columbia Global Technology Growth Fund	Class Inst. 2	6.81%

	Columbia Greater China Fund	Class Inst. 2	19.20%

	Columbia Large Cap Index Fund	Class A	11.35%

	Columbia Large Cap Index Fund	Class Inst.	5.63%

	Columbia Large Cap Index Fund	Class Inst. 2	7.47%

	Columbia Large Cap Value Fund	Class Adv	8.19%

	Columbia Large Cap Value Fund	Class Inst. 2	13.58%

	Columbia Large Cap Value Fund	Class R	7.06%

	Columbia Mid Cap Growth Fund	Class Inst. 2	10.25%

	Columbia Mid Cap Index Fund	Class A	5.15%

	Columbia Mid Cap Index Fund	Class Inst. 2	5.70%

	Columbia Select Large Cap Equity Fund	Class Inst. 2	43.05%

	Columbia Select Large Cap Growth Fund	Class R	19.28%

	Columbia Select Large Cap Value Fund	Class Adv	6.04%

	Columbia Seligman Communications and Information Fund	Class Inst. 2	5.48%

	Columbia Small Cap Index Fund	Class A	5.05%

	Columbia Small Cap Index Fund	Class Inst. 2	8.96%

	Columbia Small Cap Value Fund II	Class Inst. 2	5.72%

Shareholder Name and Address	Fund	Class	Percentage of Class

GREAT-WEST TRUST COMPANY LLC TTEE F CARTER MACHINERY COMPANY INC EMPLOY RETIREMENT AND SAVINGS PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	Columbia Dividend Opportunity Fund	Class Inst. 3	9.74%

ICMA RETIREMENT CORPORATION 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4240	Columbia Capital Allocation Conservative Portfolio	Class Inst. 3	21.69%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Adv	14.20%

ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Columbia High Yield Bond Fund	Class Adv	7.86%

	Columbia High Yield Bond Fund	Class R	38.52%

	Columbia Large Cap Value Fund	Class Adv	48.57%

	Columbia Large Cap Value Fund	Class R	13.79%

	Columbia Select Mid Cap Value Fund	Class Inst. 3	5.53%

ING NATIONAL TRUST 1475 DUNWOODY DR WEST CHESTER PA 19380-1478	Columbia Dividend Income Fund	Class R	23.02%

	Columbia Emerging Markets Bond Fund	Class Adv	8.46%

	Columbia Large Cap Value Fund	Class Adv	7.36%

	Columbia Select Mid Cap Value Fund	Class Inst. 2	7.43%

	Columbia Seligman Global Technology Fund	Class Adv	8.85%

	Columbia Seligman Global Technology Fund	Class R	64.91%

J P MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	Columbia Adaptive Risk Allocation Fund	Class Inst. 3	6.59%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Convertible Securities Fund	Class Inst. 3	7.77%

	Columbia Global Technology Growth Fund	Class Inst. 3	22.04%

	Columbia Greater China Fund	Class Inst. 3	87.13%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 3	8.71%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 3	22.73%

	Columbia Seligman Global Technology Fund	Class A	5.36%

	Columbia U.S. Treasury Index Fund	Class C	26.40%

JAMES GILSON & GLENN TORNILLO TTEE CASEY GILSON PC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Real Estate Equity Fund	Class R	5.43%

JANNEY MONTGOMERY SCOTT LLC ABDULLAH MALEK AND LINDA MALEK JT-TEN 1717 ARCH ST PHILADELPHIA PA 19103-2713	Columbia Multi-Asset Income Fund	Class C	20.28%

JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD MA 02090-2324	Columbia Disciplined Growth Fund	Class Inst. 2	12.41%

	Columbia Large Cap Enhanced Core Fund	Class Adv	8.12%

	Columbia Large Cap Index Fund	Class Inst. 2	7.84%

JOHN J ALMEIDA TR JOHN J ALMEIDA REVOCABLE TRUST 27 TOPMAST CT JAMESTOWN RI 02835-2227	Columbia Intermediate Municipal Bond Fund	Class V	10.54%

JOHN J BOWLER TOD 26 CENTER HILL RD PLEASANT VALLEY CT 06063-4100	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	5.85%

Shareholder Name and Address	Fund	Class	Percentage of Class

JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Contrarian Core Fund	Class Inst.	6.69%

	Columbia Corporate Income Fund	Class Inst.	35.46%

	Columbia Disciplined Core Fund	Class Inst.	28.02%

	Columbia Disciplined Value Fund	Class Inst.	35.46%

	Columbia Government Money Market Fund	Class Inst. 2	59.44%

	Columbia Large Cap Index Fund	Class Inst.	30.90%

	Columbia Mid Cap Index Fund	Class Inst.	20.99%

	Columbia Overseas Core Fund	Class Inst.	80.02%

	Columbia Quality Income Fund	Class Inst.	16.73%

	Columbia Short Term Bond Fund	Class Inst.	20.03%

	Columbia Short-Term Cash Fund	Class A	100.00%

	Columbia Small Cap Index Fund	Class Inst.	13.32%

	Columbia Total Return Bond Fund	Class Inst.	24.76%

	Columbia U.S. Treasury Index Fund	Class Inst.	65.42%

	Columbia Ultra Short Term Bond Fund	Class Inst. 3	19.38%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2030 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	10.04%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Solutions Conservative Portfolio	N/A	12.19%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2020 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	11.26%

	Columbia Solutions Conservative Portfolio	N/A	54.86%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2040 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	11.21%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2050 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	13.44%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2060 FUND ETF/MF 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	11.87%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RISK ALLOCATION 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Commodity Strategy Fund	Class Inst. 3	96.78%

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Columbia Bond Fund	Class Inst. 3	38.52%

	Columbia Contrarian Core Fund	Class Inst. 3	5.56%

	Columbia Disciplined Core Fund	Class Inst. 3	35.36%

	Columbia Disciplined Value Fund	Class Inst. 3	18.24%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Emerging Markets Fund	Class Inst. 3	12.09%

	Columbia High Yield Bond Fund	Class Inst. 3	16.20%

	Columbia Large Cap Growth Fund	Class Inst. 3	28.07%

	Columbia Large Cap Value Fund	Class Inst. 3	94.93%

	Columbia Overseas Core Fund	Class Inst. 3	47.16%

	Columbia Select Large Cap Equity Fund	Class Inst. 3	30.11%

	Columbia Select Large Cap Value Fund	Class Inst. 3	9.61%

	Columbia Select Small Cap Value Fund	Class Inst. 3	66.48%

	Columbia Small Cap Growth Fund I	Class Inst. 3	13.02%

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Limited Duration Credit Fund	Class Inst. 3	6.91%

	Columbia Multi Strategy Alternatives Fund	Class Inst. 3	14.57%

	Columbia Multi-Asset Income Fund	Class Inst. 3	6.75%

	Columbia U.S. Treasury Index Fund	Class Inst. 3	7.01%

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Contrarian Core Fund	Class Inst. 3	5.18%

	Columbia Corporate Income Fund	Class Inst. 3	15.73%

	Columbia Disciplined Core Fund	Class Inst. 3	32.72%

	Columbia Disciplined Growth Fund	Class Inst. 3	37.97%

	Columbia Disciplined Value Fund	Class Inst. 3	40.85%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Emerging Markets Bond Fund	Class Inst. 3	11.63%

	Columbia Emerging Markets Fund	Class Inst. 3	12.20%

	Columbia Government Money Market Fund	Class Inst. 3	24.85%

	Columbia High Yield Bond Fund	Class Inst. 3	12.97%

	Columbia Income Opportunities Fund	Class Inst. 3	21.45%

	Columbia Large Cap Growth Fund	Class Inst. 3	11.29%

	Columbia Mortgage Opportunities Fund	Class Inst. 3	5.45%

	Columbia Multi Strategy Alternatives Fund	Class Inst. 3	28.46%

	Columbia Multi-Asset Income Fund	Class Inst. 3	38.69%

	Columbia Overseas Core Fund	Class Inst. 3	27.95%

	Columbia Overseas Value Fund	Class Inst. 3	9.16%

	Columbia Pacific/Asia Fund	Class Inst. 3	57.36%

	Columbia Quality Income Fund	Class Inst. 3	12.99%

	Columbia Select Large Cap Equity Fund	Class Inst. 3	27.17%

	Columbia Select Large Cap Growth Fund	Class Inst. 3	5.14%

	Columbia Select Large Cap Value Fund	Class Inst. 3	19.70%

	Columbia Select Small Cap Value Fund	Class Inst. 3	12.77%

	Columbia Short Term Bond Fund	Class Inst. 3	7.09%

	Columbia Small Cap Index Fund	Class Inst. 3	12.77%

	Columbia U.S. Treasury Index Fund	Class Inst. 3	9.05%

Shareholder Name and Address	Fund	Class	Percentage of Class

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Disciplined Core Fund	Class Inst. 3	6.77%

	Columbia Disciplined Growth Fund	Class Inst. 3	6.21%

	Columbia Disciplined Value Fund	Class Inst. 3	7.02%

	Columbia Limited Duration Credit Fund	Class Inst. 3	7.32%

	Columbia Multi Strategy Alternatives Fund	Class Inst. 3	28.46%

	Columbia Multi-Asset Income Fund	Class Inst. 3	14.96%

	Columbia Overseas Core Fund	Class Inst. 3	5.53%

	Columbia Quality Income Fund	Class Inst. 3	8.95%

	Columbia Small Cap Index Fund	Class Inst. 3	6.76%

	Columbia U.S. Treasury Index Fund	Class Inst. 3	12.12%

JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Corporate Income Fund	Class Inst. 3	12.04%

	Columbia Disciplined Core Fund	Class Inst. 3	19.59%

	Columbia Disciplined Growth Fund	Class Inst. 3	29.39%

	Columbia Disciplined Value Fund	Class Inst. 3	24.21%

	Columbia Emerging Markets Bond Fund	Class Inst. 3	12.57%

	Columbia Emerging Markets Fund	Class Inst. 3	5.27%

	Columbia Government Money Market Fund	Class Inst. 3	18.98%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Income Opportunities Fund	Class Inst. 3	23.87%

	Columbia Limited Duration Credit Fund	Class Inst. 3	20.03%

	Columbia Mortgage Opportunities Fund	Class Inst. 3	6.78%

	Columbia Multi Strategy Alternatives Fund	Class Inst. 3	28.46%

	Columbia Multi-Asset Income Fund	Class Inst. 3	39.59%

	Columbia Overseas Core Fund	Class Inst. 3	18.00%

	Columbia Overseas Value Fund	Class Inst. 3	7.03%

	Columbia Pacific/Asia Fund	Class Inst. 3	34.15%

	Columbia Quality Income Fund	Class Inst. 3	8.45%

	Columbia Select Large Cap Equity Fund	Class Inst. 3	16.81%

	Columbia Select Large Cap Value Fund	Class Inst. 3	10.11%

	Columbia Short Term Bond Fund	Class Inst. 3	10.22%

	Columbia Small Cap Index Fund	Class Inst. 3	25.37%

	Columbia Total Return Bond Fund	Class Inst. 3	33.33%

	Columbia U.S. Treasury Index Fund	Class Inst. 3	14.65%

JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 4 CHASE METROTECH CENTER 3RD FLOOR BROOKLYN NY 11245-0003	Columbia Convertible Securities Fund	Class Inst. 3	53.49%

	Columbia Corporate Income Fund	Class Inst. 3	31.13%

	Columbia Dividend Opportunity Fund	Class Inst. 3	44.73%

	Columbia Emerging Markets Bond Fund	Class Inst. 3	52.92%

	Columbia Floating Rate Fund	Class Inst. 3	76.36%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia High Yield Bond Fund	Class Inst. 3	43.77%

	Columbia International Dividend Income Fund	Class Inst. 3	98.07%

	Columbia Limited Duration Credit Fund	Class Inst. 3	50.24%

	Columbia Mortgage Opportunities Fund	Class Inst. 3	38.74%

	Columbia Quality Income Fund	Class Inst. 3	30.11%

	Columbia Real Estate Equity Fund	Class Inst. 3	72.22%

	Columbia Small Cap Value Fund I	Class Inst. 3	51.00%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2025 FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	9.48%

	Columbia Solutions Conservative Portfolio	N/A	22.55%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2035 FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	9.61%

	Columbia Solutions Conservative Portfolio	N/A	5.89%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2045 FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	11.47%

JPMCB NA CUST FOR COLUMBIA ADAPTIVE RETIREMENT 2055 FUND 4 CHASE METROTECH CTR FL 3RD BROOKLYN NY 11245-0003	Columbia Solutions Aggressive Portfolio	N/A	11.47%

KAREN SORCI & MARIO SORCI TTEES FBO C/O FASCORE LLC ANESTHESIA EQUIPMENT SUPPLY INC 401 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Large Cap Growth Fund	Class Inst. 2	7.24%

Shareholder Name and Address	Fund	Class	Percentage of Class

KELLY F SHACKELFORD PO BOX 672 NEW CANAAN CT 06840-0672	Columbia Connecticut Intermediate Municipal Bond Fund	Class V	18.03%

KLEIN HERSH INTERNATIONAL TTEE FBO KLEIN HERSH INTERNATIONAL 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Real Estate Equity Fund	Class Inst. 2	11.37%

LANCE HUMPHREY TRUSTEE FBO C/O FASCORE LLC HUMPHREY COMPANY PROFIT SHARING & 4 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Total Return Bond Fund	Class R	7.70%

LINCOLN RETIREMENT SERVICES CO FBO OGLETHORPE COUNTY SCHOOL DIST D PO BOX 7876 FORT WAYNE IN 46801-7876	Columbia Large Cap Index Fund	Class A	10.01%

	Columbia Large Cap Index Fund	Class Inst.	5.30%

	Columbia Small Cap Value Fund II	Class Inst. 2	8.83%

LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Columbia Balanced Fund	Class Inst.	8.47%

	Columbia Bond Fund	Class A	6.61%

	Columbia Bond Fund	Class C	13.07%

	Columbia Capital Allocation Conservative Portfolio	Class Inst.	9.15%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst.	27.86%

	Columbia Capital Allocation Moderate Portfolio	Class Inst.	5.08%

	Columbia Commodity Strategy Fund	Class C	5.87%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	13.03%

	Columbia Contrarian Core Fund	Class C	5.82%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Contrarian Core Fund	Class Inst.	8.72%

	Columbia Convertible Securities Fund	Class C	7.06%

	Columbia Convertible Securities Fund	Class Inst.	9.88%

	Columbia Disciplined Growth Fund	Class C	5.01%

	Columbia Disciplined Growth Fund	Class Inst.	6.21%

	Columbia Dividend Income Fund	Class C	5.47%

	Columbia Dividend Income Fund	Class Inst.	10.61%

	Columbia Dividend Opportunity Fund	Class Inst.	10.24%

	Columbia Emerging Markets Bond Fund	Class Inst.	5.96%

	Columbia Emerging Markets Fund	Class Inst.	8.54%

	Columbia Flexible Capital Income Fund	Class Adv	6.46%

	Columbia Flexible Capital Income Fund	Class Inst.	10.49%

	Columbia Floating Rate Fund	Class C	7.85%

	Columbia Floating Rate Fund	Class Inst.	12.78%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	9.04%

	Columbia Georgia Intermediate Municipal Bond Fund	Class C	16.31%

	Columbia Global Opportunities Fund	Class Inst.	6.31%

	Columbia Global Technology Growth Fund	Class C	7.24%

	Columbia Global Technology Growth Fund	Class Inst.	20.45%

	Columbia Government Money Market Fund	Class C	10.23%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Greater China Fund	Class Inst.	8.15%

	Columbia Income Builder Fund	Class Inst.	5.22%

	Columbia International Dividend Income Fund	Class C	15.48%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	14.15%

	Columbia Large Cap Growth Opportunity Fund	Class A	5.08%

	Columbia Large Cap Growth Opportunity Fund	Class C	19.17%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	8.69%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	7.55%

	Columbia Minnesota Tax-Exempt Fund	Class Inst.	10.07%

	Columbia Mortgage Opportunities Fund	Class C	8.97%

	Columbia Mortgage Opportunities Fund	Class Inst.	24.33%

	Columbia Multi-Asset Income Fund	Class A	13.25%

	Columbia Multi-Asset Income Fund	Class C	17.93%

	Columbia Multi-Asset Income Fund	Class Inst.	6.99%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	5.17%

	Columbia Oregon Intermediate Municipal Bond Fund	Class C	5.57%

	Columbia Overseas Value Fund	Class Inst.	8.49%

	Columbia Pacific/Asia Fund	Class Inst.	9.15%

	Columbia Quality Income Fund	Class C	16.03%

	Columbia Quality Income Fund	Class Inst.	22.72%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Real Estate Equity Fund	Class C	5.05%

	Columbia Select Global Equity Fund	Class Inst.	8.67%

	Columbia Select Large Cap Value Fund	Class C	5.94%

	Columbia Select Large Cap Value Fund	Class Inst.	25.97%

	Columbia Select Mid Cap Value Fund	Class C	7.70%

	Columbia Seligman Global Technology Fund	Class C	5.39%

	Columbia Short Term Bond Fund	Class C	6.17%

	Columbia Short Term Bond Fund	Class Inst.	5.46%

	Columbia Short Term Municipal Bond Fund	Class Inst.	8.77%

	Columbia Small Cap Growth Fund I	Class Inst.	9.91%

	Columbia Small Cap Value Fund I	Class C	16.11%

	Columbia Small Cap Value Fund I	Class Inst.	40.85%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	17.15%

	Columbia Strategic California Municipal Income Fund	Class Inst.	9.92%

	Columbia Strategic Income Fund	Class Inst.	8.82%

	Columbia Strategic Municipal Income Fund	Class Inst.	6.60%

	Columbia Strategic New York Municipal Income Fund	Class C	6.79%

	Columbia Strategic New York Municipal Income Fund	Class Inst.	9.77%

	Columbia U.S. Treasury Index Fund	Class C	6.40%

Shareholder Name and Address	Fund	Class	Percentage of Class

MAILCODE BD1N – ATTN MF C/O RELIANCE TRUST COMPANY WI 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Columbia Select Large Cap Value Fund	Class Inst. 3	16.65%

	Columbia Select Large Cap Value Fund	Class Inst. 3	17.41%

MANOJ MOHAN TTEE FBO C/O FASCORE LLC OKEMOS ALLERGY CENTER PC 401K SP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Commodity Strategy Fund	Class R	28.85%

MARIL & CO FBO 5A C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N – ATTN: MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	Columbia Dividend Opportunity Fund	Class Inst. 2	13.43%

	Columbia Dividend Opportunity Fund	Class Inst. 3	5.49%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Inst. 3	63.89%

MASSACHUSETTS MUTUAL LIFE INSURANCE 1295 STATE STREET SPRINGFIELD MA 01111-0001	Columbia Commodity Strategy Fund	Class R	32.63%

	Columbia Contrarian Core Fund	Class R	6.32%

	Columbia Global Equity Value Fund	Class Inst. 3	25.61%

	Columbia Global Equity Value Fund	Class R	26.13%

	Columbia Large Cap Value Fund	Class Adv	8.96%

	Columbia Seligman Global Technology Fund	Class Inst. 3	54.39%

	Columbia Small Cap Value Fund II	Class A	5.74%

MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC DC ILLUMINATIONS 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	Columbia Large Cap Growth Fund	Class R	7.58%

	Columbia Quality Income Fund	Class R	6.04%

Shareholder Name and Address	Fund	Class	Percentage of Class

MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY C CARUSO EXCAVATING CO 401(K) PLAN 35 IRON POINT CIR FOLSOM CA 95630-8587	Columbia Disciplined Value Fund	Class R	23.22%

	Columbia Select Large Cap Value Fund	Class Inst. 2	5.16%

MATRIX TRUST COMPANY TRUSTEE FBO AMERICAN MARITIME OFFICERS 401(K) P PO BOX 52129 PHOENIX AZ 85072-2129	Columbia Balanced Fund	Class Inst. 3	26.40%

	Columbia Bond Fund	Class Adv	10.98%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	7.71%

	Columbia Capital Allocation Aggressive Portfolio	Class R	13.51%

	Columbia Capital Allocation Conservative Portfolio	Class R	13.23%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class R	51.49%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class R	12.09%

	Columbia Convertible Securities Fund	Class R	8.31%

	Columbia Disciplined Growth Fund	Class Inst. 2	24.09%

	Columbia Disciplined Value Fund	Class R	31.95%

	Columbia Global Equity Value Fund	Class Adv	10.32%

	Columbia Global Opportunities Fund	Class Inst. 2	43.43%

	Columbia Income Opportunities Fund	Class R	15.35%

	Columbia International Dividend Income Fund	Class R	34.09%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Growth Opportunity Fund	Class R	17.11%

	Columbia Large Cap Index Fund	Class A	6.21%

	Columbia Large Cap Value Fund	Class R	10.66%

	Columbia Mid Cap Growth Fund	Class Adv	5.97%

	Columbia Mid Cap Growth Fund	Class R	15.82%

	Columbia Select Mid Cap Value Fund	Class R	7.14%

	Columbia Select Small Cap Value Fund	Class R	8.72%

	Columbia Small Cap Value Fund I	Class Inst. 3	12.10%

	Columbia Small Cap Value Fund I	Class R	14.51%

	Columbia Small Cap Value Fund II	Class R	35.26%

	Columbia Strategic Income Fund	Class R	9.87%

	Columbia Total Return Bond Fund	Class R	18.72%

MATRIX TRUST COMPANY TRUSTEE FBO 401(K) P PO BOX 52129 PHOENIX AZ 85072-2129	Columbia Capital Allocation Moderate Portfolio	Class R	36.60%

	Columbia Emerging Markets Bond Fund	Class Inst. 2	51.32%

	Columbia Floating Rate Fund	Class R	5.75%

	Columbia Select Large Cap Value Fund	Class Inst. 2	11.36%

MATT KAVET FBO C/O FASCORE BOSTON AMERICA CORP 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Small Cap Growth Fund I	Class R	10.14%

MERRILL LYNCH PIERCE ATTN STOCK POWERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Columbia Intermediate Municipal Bond Fund	Class V	5.54%

Shareholder Name and Address	Fund	Class	Percentage of Class

MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Columbia Balanced Fund	Class Inst.	13.49%

	Columbia Balanced Fund	Class Inst. 3	10.05%

	Columbia Bond Fund	Class A	14.31%

	Columbia Bond Fund	Class Inst.	9.74%

	Columbia Bond Fund	Class Inst. 3	60.17%

	Columbia Bond Fund	Class V	20.35%

	Columbia California Intermediate Municipal Bond Fund	Class A	15.00%

	Columbia California Intermediate Municipal Bond Fund	Class C	10.24%

	Columbia California Intermediate Municipal Bond Fund	Class Inst.	75.11%

	Columbia Capital Allocation Aggressive Portfolio	Class A	9.73%

	Columbia Capital Allocation Aggressive Portfolio	Class Adv	47.09%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst.	30.71%

	Columbia Capital Allocation Conservative Portfolio	Class Adv	31.80%

	Columbia Capital Allocation Conservative Portfolio	Class Inst.	19.47%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class A	12.63%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Adv	39.49%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst.	13.38%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 3	30.18%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class V	14.54%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class A	6.94%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Adv	11.07%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst.	10.81%

	Columbia Capital Allocation Moderate Portfolio	Class Adv	7.92%

	Columbia Capital Allocation Moderate Portfolio	Class Inst.	14.28%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class A	32.39%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class Inst.	85.85%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class V	13.80%

	Columbia Contrarian Core Fund	Class A	7.57%

	Columbia Contrarian Core Fund	Class Inst.	5.90%

	Columbia Contrarian Core Fund	Class Inst. 3	21.58%

	Columbia Contrarian Core Fund	Class V	27.25%

	Columbia Convertible Securities Fund	Class A	25.79%

	Columbia Convertible Securities Fund	Class C	10.32%

	Columbia Convertible Securities Fund	Class Inst.	18.16%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Convertible Securities Fund	Class R	26.60%

	Columbia Corporate Income Fund	Class A	5.77%

	Columbia Corporate Income Fund	Class Adv	13.64%

	Columbia Corporate Income Fund	Class Inst. 3	20.94%

	Columbia Disciplined Core Fund	Class R	8.69%

	Columbia Disciplined Growth Fund	Class Inst.	18.62%

	Columbia Disciplined Value Fund	Class A	34.86%

	Columbia Disciplined Value Fund	Class C	5.76%

	Columbia Disciplined Value Fund	Class V	9.98%

	Columbia Dividend Income Fund	Class A	13.93%

	Columbia Dividend Income Fund	Class C	12.34%

	Columbia Dividend Income Fund	Class Inst.	10.66%

	Columbia Dividend Income Fund	Class Inst. 3	39.11%

	Columbia Dividend Income Fund	Class V	16.20%

	Columbia Dividend Opportunity Fund	Class Inst.	6.65%

	Columbia Emerging Markets Fund	Class Adv	20.71%

	Columbia Emerging Markets Fund	Class Inst.	6.35%

	Columbia Emerging Markets Fund	Class Inst. 3	49.32%

	Columbia Emerging Markets Fund	Class R	17.98%

	Columbia Floating Rate Fund	Class C	9.49%

	Columbia Floating Rate Fund	Class Inst.	15.13%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Floating Rate Fund	Class R	10.25%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	27.62%

	Columbia Georgia Intermediate Municipal Bond Fund	Class Inst.	80.73%

	Columbia Global Equity Value Fund	Class A	6.00%

	Columbia Global Equity Value Fund	Class Adv	14.46%

	Columbia Global Equity Value Fund	Class Inst.	7.11%

	Columbia Global Opportunities Fund	Class Inst.	7.02%

	Columbia Global Technology Growth Fund	Class A	11.39%

	Columbia Global Technology Growth Fund	Class C	7.39%

	Columbia Global Technology Growth Fund	Class Inst.	27.10%

	Columbia Greater China Fund	Class A	9.55%

	Columbia Greater China Fund	Class Inst.	5.43%

	Columbia High Yield Bond Fund	Class Inst. 3	6.95%

	Columbia High Yield Bond Fund	Class R	7.31%

	Columbia High Yield Municipal Fund	Class A	11.66%

	Columbia High Yield Municipal Fund	Class Inst.	46.50%

	Columbia Income Builder Fund	Class Adv	6.97%

	Columbia Income Opportunities Fund	Class A	9.59%

	Columbia Income Opportunities Fund	Class Inst. 3	31.50%

	Columbia Intermediate Municipal Bond Fund	Class A	13.15%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Intermediate Municipal Bond Fund	Class Inst.	78.27%

	Columbia Intermediate Municipal Bond Fund	Class V	12.52%

	Columbia International Dividend Income Fund	Class A	7.03%

	Columbia Large Cap Enhanced Core Fund	Class A	18.32%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	13.00%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 3	43.41%

	Columbia Large Cap Growth Fund	Class Adv	15.11%

	Columbia Large Cap Growth Fund	Class Inst. 3	41.33%

	Columbia Large Cap Growth Fund	Class R	21.85%

	Columbia Large Cap Growth Fund	Class V	24.41%

	Columbia Large Cap Growth Opportunity Fund	Class A	31.34%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	17.35%

	Columbia Large Cap Index Fund	Class A	7.17%

	Columbia Large Cap Index Fund	Class Inst.	13.07%

	Columbia Limited Duration Credit Fund	Class C	7.46%

	Columbia Limited Duration Credit Fund	Class Inst.	7.24%

	Columbia Maryland Intermediate Municipal Bond Fund	Class A	47.78%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	19.93%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst. 3	93.39%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class A	9.43%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Inst.	91.22%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class V	35.74%

	Columbia Mid Cap Growth Fund	Class Adv	41.14%

	Columbia Mid Cap Growth Fund	Class Inst. 3	73.03%

	Columbia Mid Cap Growth Fund	Class R	14.35%

	Columbia Mid Cap Growth Fund	Class V	13.01%

	Columbia Mid Cap Index Fund	Class A	20.68%

	Columbia Mid Cap Index Fund	Class Inst.	28.52%

	Columbia Mid Cap Index Fund	Class Inst. 2	19.56%

	Columbia Mid Cap Index Fund	Class Inst. 3	18.39%

	Columbia New York Intermediate Municipal Bond Fund	Class A	34.20%

	Columbia New York Intermediate Municipal Bond Fund	Class C	13.81%

	Columbia New York Intermediate Municipal Bond Fund	Class Inst.	80.44%

	Columbia New York Intermediate Municipal Bond Fund	Class V	21.99%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class A	18.08%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	12.18%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Inst.	15.05%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Inst. 3	98.14%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst.	10.18%

	Columbia Quality Income Fund	Class A	20.72%

	Columbia Quality Income Fund	Class Adv	5.20%

	Columbia Quality Income Fund	Class Inst.	22.31%

	Columbia Quality Income Fund	Class Inst. 3	8.17%

	Columbia Real Estate Equity Fund	Class A	5.37%

	Columbia Real Estate Equity Fund	Class Adv	41.01%

	Columbia Real Estate Equity Fund	Class Inst. 3	25.88%

	Columbia Real Estate Equity Fund	Class R	15.87%

	Columbia Select Large Cap Equity Fund	Class A	63.43%

	Columbia Select Large Cap Equity Fund	Class C	10.62%

	Columbia Select Large Cap Equity Fund	Class Inst.	7.37%

	Columbia Select Large Cap Equity Fund	Class Inst. 3	18.00%

	Columbia Select Large Cap Growth Fund	Class A	12.77%

	Columbia Select Large Cap Growth Fund	Class Adv	7.07%

	Columbia Select Large Cap Growth Fund	Class Inst.	10.00%

	Columbia Select Large Cap Growth Fund	Class Inst. 3	75.32%

	Columbia Select Large Cap Value Fund	Class A	29.50%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Select Large Cap Value Fund	Class C	16.61%

	Columbia Select Large Cap Value Fund	Class Inst.	12.17%

	Columbia Select Large Cap Value Fund	Class R	13.26%

	Columbia Select Mid Cap Value Fund	Class Inst. 2	10.54%

	Columbia Select Mid Cap Value Fund	Class Inst. 3	8.47%

	Columbia Select Small Cap Value Fund	Class R	35.35%

	Columbia Seligman Communications and Information Fund	Class A	7.77%

	Columbia Seligman Communications and Information Fund	Class Adv	17.25%

	Columbia Seligman Communications and Information Fund	Class Inst.	15.06%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	7.22%

	Columbia Seligman Global Technology Fund	Class A	5.93%

	Columbia Seligman Global Technology Fund	Class Adv	27.13%

	Columbia Short Term Bond Fund	Class A	9.34%

	Columbia Short Term Bond Fund	Class Inst.	15.56%

	Columbia Short Term Bond Fund	Class Inst. 3	55.61%

	Columbia Short Term Bond Fund	Class R	12.73%

	Columbia Short Term Municipal Bond Fund	Class A	15.14%

	Columbia Short Term Municipal Bond Fund	Class Inst.	11.78%

	Columbia Short Term Municipal Bond Fund	Class Inst. 3	98.49%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Growth Fund I	Class A	10.75%

	Columbia Small Cap Growth Fund I	Class Inst.	8.59%

	Columbia Small Cap Index Fund	Class A	14.54%

	Columbia Small Cap Index Fund	Class Inst.	20.30%

	Columbia Small Cap Index Fund	Class Inst. 2	12.69%

	Columbia Small Cap Value Fund I	Class A	7.62%

	Columbia Small Cap Value Fund I	Class Adv	22.51%

	Columbia Small Cap Value Fund I	Class Inst.	26.02%

	Columbia Small Cap Value Fund I	Class Inst. 3	12.41%

	Columbia Small Cap Value Fund II	Class A	10.77%

	Columbia Small Cap Value Fund II	Class Adv	7.03%

	Columbia Small Cap Value Fund II	Class Inst.	5.17%

	Columbia Small Cap Value Fund II	Class Inst. 3	5.52%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	19.42%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	8.94%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Inst.	76.26%

	Columbia Strategic California Municipal Income Fund	Class A	12.49%

	Columbia Strategic California Municipal Income Fund	Class C	11.32%

	Columbia Strategic California Municipal Income Fund	Class Inst.	39.72%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Strategic Income Fund	Class A	5.32%

	Columbia Strategic Income Fund	Class C	7.52%

	Columbia Strategic Income Fund	Class Inst.	15.27%

	Columbia Strategic Income Fund	Class Inst. 3	16.45%

	Columbia Strategic Municipal Income Fund	Class C	10.69%

	Columbia Strategic Municipal Income Fund	Class Inst.	16.61%

	Columbia Strategic New York Municipal Income Fund	Class A	9.06%

	Columbia Strategic New York Municipal Income Fund	Class C	16.96%

	Columbia Strategic New York Municipal Income Fund	Class Inst.	33.49%

	Columbia Tax-Exempt Fund	Class C	5.24%

	Columbia Tax-Exempt Fund	Class Inst.	39.75%

	Columbia Total Return Bond Fund	Class Inst.	5.01%

	Columbia Total Return Bond Fund	Class Inst. 3	41.17%

	Columbia U.S. Social Bond Fund	Class A	23.18%

	Columbia U.S. Social Bond Fund	Class C	16.28%

	Columbia U.S. Social Bond Fund	Class Inst.	23.56%

	Columbia U.S. Treasury Index Fund	Class A	23.44%

	Columbia U.S. Treasury Index Fund	Class Inst. 2	72.16%

	Columbia Ultra Short Term Bond Fund	Class Inst. 3	80.25%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	39.16%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Inst.	26.42%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Inst. 3	96.38%

MICHAEL CASEY TTEE FBO C/O FASCORE LLC MICHAEL S CASEY DMD 401K PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Real Estate Equity Fund	Class Inst. 2	7.73%

MID ATLANTIC TRUST COMPANY FBO 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Columbia Balanced Fund	Class Inst. 3	8.68%

	Columbia Balanced Fund	Class R	9.48%

	Columbia Bond Fund	Class R	68.18%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 3	70.21%

	Columbia Capital Allocation Aggressive Portfolio	Class R	15.12%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 2	10.77%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 3	67.19%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 3	47.25%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class R	12.73%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 3	28.62%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class R	39.78%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Moderate Portfolio	Class Inst. 3	89.64%

	Columbia Disciplined Core Fund	Class Adv	5.74%

	Columbia Disciplined Growth Fund	Class Inst. 2	12.29%

	Columbia Disciplined Growth Fund	Class R	62.84%

	Columbia Emerging Markets Fund	Class R	9.50%

	Columbia Floating Rate Fund	Class R	7.21%

	Columbia Global Equity Value Fund	Class R	5.19%

	Columbia Government Money Market Fund	Class R	79.80%

	Columbia Income Builder Fund	Class Inst. 3	12.50%

	Columbia Income Opportunities Fund	Class R	37.86%

	Columbia International Dividend Income Fund	Class R	44.15%

	Columbia Large Cap Enhanced Core Fund	Class R	67.06%

	Columbia Large Cap Growth Fund	Class R	6.58%

	Columbia Large Cap Value Fund	Class Inst. 2	8.95%

	Columbia Mid Cap Growth Fund	Class R	9.36%

	Columbia Overseas Value Fund	Class R	7.37%

	Columbia Pacific/Asia Fund	Class Adv	6.22%

	Columbia Quality Income Fund	Class R	13.38%

	Columbia Real Estate Equity Fund	Class R	7.97%

	Columbia Select Global Equity Fund	Class R	14.21%

	Columbia Select Large Cap Growth Fund	Class R	8.16%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Select Large Cap Value Fund	Class R	11.48%

	Columbia Select Mid Cap Value Fund	Class R	5.35%

	Columbia Seligman Global Technology Fund	Class Inst. 3	9.57%

	Columbia Short Term Bond Fund	Class R	14.46%

	Columbia Small Cap Value Fund II	Class Inst. 2	29.80%

	Columbia Total Return Bond Fund	Class R	9.38%

MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Columbia High Yield Bond Fund	Class Adv	18.31%

	Columbia Limited Duration Credit Fund	Class Adv	62.29%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1932	Columbia Balanced Fund	Class C	6.32%

	Columbia Balanced Fund	Class Inst.	7.56%

	Columbia California Intermediate Municipal Bond Fund	Class C	8.65%

	Columbia Commodity Strategy Fund	Class Inst.	78.98%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	12.19%

	Columbia Contrarian Core Fund	Class C	8.30%

	Columbia Convertible Securities Fund	Class C	9.72%

	Columbia Convertible Securities Fund	Class Inst.	10.50%

	Columbia Disciplined Core Fund	Class C	5.72%

	Columbia Dividend Income Fund	Class C	12.93%

	Columbia Dividend Income Fund	Class Inst.	16.59%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Dividend Opportunity Fund	Class Inst.	6.93%

	Columbia Flexible Capital Income Fund	Class C	9.77%

	Columbia Flexible Capital Income Fund	Class Inst.	15.19%

	Columbia Floating Rate Fund	Class C	6.99%

	Columbia Floating Rate Fund	Class Inst.	16.26%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	15.83%

	Columbia Global Equity Value Fund	Class C	5.34%

	Columbia Global Technology Growth Fund	Class C	10.26%

	Columbia Government Money Market Fund	Class C	9.84%

	Columbia Greater China Fund	Class A	7.75%

	Columbia Greater China Fund	Class C	17.36%

	Columbia High Yield Bond Fund	Class Inst.	10.06%

	Columbia High Yield Municipal Fund	Class A	11.16%

	Columbia High Yield Municipal Fund	Class C	9.05%

	Columbia High Yield Municipal Fund	Class Inst.	12.68%

	Columbia Income Builder Fund	Class Inst.	5.96%

	Columbia Intermediate Municipal Bond Fund	Class A	8.86%

	Columbia Intermediate Municipal Bond Fund	Class C	22.25%

	Columbia Large Cap Growth Fund	Class C	5.77%

	Columbia Large Cap Growth Opportunity Fund	Class A	8.18%

	Columbia Large Cap Growth Opportunity Fund	Class C	9.97%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	8.30%

	Columbia Limited Duration Credit Fund	Class C	14.64%

	Columbia Limited Duration Credit Fund	Class Inst.	13.69%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	6.30%

	Columbia Mid Cap Growth Fund	Class C	6.23%

	Columbia New York Intermediate Municipal Bond Fund	Class A	11.07%

	Columbia New York Intermediate Municipal Bond Fund	Class C	13.31%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	13.39%

	Columbia Oregon Intermediate Municipal Bond Fund	Class C	14.72%

	Columbia Overseas Core Fund	Class C	5.42%

	Columbia Overseas Value Fund	Class C	27.17%

	Columbia Overseas Value Fund	Class Inst.	23.54%

	Columbia Pacific/Asia Fund	Class C	6.89%

	Columbia Select Large Cap Growth Fund	Class A	12.62%

	Columbia Select Large Cap Growth Fund	Class C	13.95%

	Columbia Select Large Cap Growth Fund	Class Inst.	18.15%

	Columbia Select Large Cap Value Fund	Class A	8.39%

	Columbia Select Large Cap Value Fund	Class C	12.08%

	Columbia Select Large Cap Value Fund	Class Inst.	30.35%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Seligman Communications and Information Fund	Class A	8.24%

	Columbia Seligman Communications and Information Fund	Class C	9.26%

	Columbia Seligman Communications and Information Fund	Class Inst.	6.88%

	Columbia Seligman Global Technology Fund	Class C	9.49%

	Columbia Seligman Global Technology Fund	Class Inst.	6.09%

	Columbia Short Term Municipal Bond Fund	Class A	5.67%

	Columbia Short Term Municipal Bond Fund	Class C	17.18%

	Columbia Short Term Municipal Bond Fund	Class Inst.	17.13%

	Columbia Small Cap Value Fund I	Class C	6.80%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	10.06%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	5.22%

	Columbia Strategic California Municipal Income Fund	Class A	6.49%

	Columbia Strategic California Municipal Income Fund	Class Inst.	6.11%

	Columbia Strategic Income Fund	Class C	12.37%

	Columbia Strategic Income Fund	Class Inst.	13.28%

	Columbia Strategic Municipal Income Fund	Class C	10.26%

	Columbia Strategic Municipal Income Fund	Class Inst.	8.56%

	Columbia Strategic New York Municipal Income Fund	Class A	6.38%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Strategic New York Municipal Income Fund	Class C	12.93%

	Columbia U.S. Social Bond Fund	Class A	16.29%

	Columbia U.S. Social Bond Fund	Class Inst.	17.53%

	Columbia Virginia Intermediate Municipal Bond Fund	Class C	16.85%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Inst.	6.56%

MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	Columbia Intermediate Municipal Bond Fund	Class Inst. 3	25.47%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 3	6.27%

	Columbia New York Intermediate Municipal Bond Fund	Class Inst. 3	16.55%

	Columbia Tax-Exempt Fund	Class Inst. 3	5.81%

NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Columbia Adaptive Risk Allocation Fund	Class Adv	31.03%

	Columbia Adaptive Risk Allocation Fund	Class Inst. 2	38.51%

	Columbia Adaptive Risk Allocation Fund	Class R	13.35%

	Columbia Balanced Fund	Class A	10.68%

	Columbia Balanced Fund	Class Adv	32.27%

	Columbia Balanced Fund	Class C	5.51%

	Columbia Balanced Fund	Class Inst. 2	22.33%

	Columbia Balanced Fund	Class Inst. 3	6.36%

	Columbia Bond Fund	Class A	5.71%

	Columbia Bond Fund	Class Adv	11.01%

	Columbia Bond Fund	Class Inst.	7.95%

	Columbia Bond Fund	Class Inst. 2	77.24%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia California Intermediate Municipal Bond Fund	Class A	7.81%

	Columbia California Intermediate Municipal Bond Fund	Class Adv	26.64%

	Columbia California Intermediate Municipal Bond Fund	Class Inst. 2	48.75%

	Columbia Capital Allocation Aggressive Portfolio	Class Adv	23.95%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	34.70%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 3	15.75%

	Columbia Capital Allocation Conservative Portfolio	Class Adv	45.51%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 2	32.56%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Adv	36.62%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 2	6.15%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 3	12.66%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Adv	29.71%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 2	43.04%

	Columbia Capital Allocation Moderate Portfolio	Class Adv	20.05%

	Columbia Capital Allocation Moderate Portfolio	Class Inst. 2	21.87%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Commodity Strategy Fund	Class A	21.12%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class A	8.75%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class Adv	82.00%

	Columbia Contrarian Core Fund	Class A	6.36%

	Columbia Contrarian Core Fund	Class Adv	35.78%

	Columbia Contrarian Core Fund	Class C	5.50%

	Columbia Contrarian Core Fund	Class Inst.	7.06%

	Columbia Contrarian Core Fund	Class Inst. 2	47.20%

	Columbia Contrarian Core Fund	Class Inst. 3	16.04%

	Columbia Contrarian Core Fund	Class V	5.59%

	Columbia Convertible Securities Fund	Class A	14.38%

	Columbia Convertible Securities Fund	Class Adv	38.58%

	Columbia Convertible Securities Fund	Class C	5.71%

	Columbia Convertible Securities Fund	Class Inst. 2	44.99%

	Columbia Convertible Securities Fund	Class Inst. 3	16.83%

	Columbia Corporate Income Fund	Class Adv	35.51%

	Columbia Corporate Income Fund	Class Inst. 2	65.48%

	Columbia Disciplined Core Fund	Class Adv	23.23%

	Columbia Disciplined Core Fund	Class Inst. 2	11.66%

	Columbia Disciplined Growth Fund	Class A	5.60%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Disciplined Growth Fund	Class Adv	9.72%

	Columbia Disciplined Growth Fund	Class Inst. 2	11.81%

	Columbia Disciplined Growth Fund	Class Inst. 3	17.82%

	Columbia Disciplined Value Fund	Class Adv	30.39%

	Columbia Dividend Income Fund	Class A	20.24%

	Columbia Dividend Income Fund	Class Adv	52.83%

	Columbia Dividend Income Fund	Class C	6.43%

	Columbia Dividend Income Fund	Class Inst.	6.26%

	Columbia Dividend Income Fund	Class Inst. 2	37.95%

	Columbia Dividend Income Fund	Class Inst. 3	18.82%

	Columbia Dividend Opportunity Fund	Class Adv	49.02%

	Columbia Dividend Opportunity Fund	Class C	5.06%

	Columbia Dividend Opportunity Fund	Class Inst. 2	18.18%

	Columbia Emerging Markets Bond Fund	Class A	5.63%

	Columbia Emerging Markets Bond Fund	Class Adv	18.98%

	Columbia Emerging Markets Bond Fund	Class Inst. 2	29.96%

	Columbia Emerging Markets Bond Fund	Class Inst. 3	7.75%

	Columbia Emerging Markets Fund	Class Adv	29.84%

	Columbia Emerging Markets Fund	Class Inst. 2	38.60%

	Columbia Emerging Markets Fund	Class Inst. 3	12.53%

	Columbia Flexible Capital Income Fund	Class A	6.64%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Flexible Capital Income Fund	Class Adv	52.35%

	Columbia Flexible Capital Income Fund	Class Inst. 2	32.18%

	Columbia Flexible Capital Income Fund	Class R	20.12%

	Columbia Floating Rate Fund	Class Adv	40.01%

	Columbia Floating Rate Fund	Class C	5.15%

	Columbia Floating Rate Fund	Class Inst. 2	45.54%

	Columbia Floating Rate Fund	Class R	5.94%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	7.38%

	Columbia Georgia Intermediate Municipal Bond Fund	Class Adv	56.13%

	Columbia Global Equity Value Fund	Class Adv	29.41%

	Columbia Global Equity Value Fund	Class Inst.	6.30%

	Columbia Global Equity Value Fund	Class Inst. 2	56.27%

	Columbia Global Opportunities Fund	Class Adv	18.82%

	Columbia Global Opportunities Fund	Class Inst. 2	20.51%

	Columbia Global Technology Growth Fund	Class A	10.59%

	Columbia Global Technology Growth Fund	Class Adv	19.45%

	Columbia Global Technology Growth Fund	Class Inst. 2	35.05%

	Columbia Global Technology Growth Fund	Class Inst. 3	8.47%

	Columbia Government Money Market Fund	Class Inst.	5.11%

	Columbia Government Money Market Fund	Class Inst. 2	33.47%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Greater China Fund	Class A	13.69%

	Columbia Greater China Fund	Class Adv	14.08%

	Columbia Greater China Fund	Class Inst. 2	33.59%

	Columbia High Yield Bond Fund	Class Adv	6.30%

	Columbia High Yield Bond Fund	Class Inst.	8.63%

	Columbia High Yield Bond Fund	Class Inst. 2	29.30%

	Columbia High Yield Municipal Fund	Class Adv	28.68%

	Columbia High Yield Municipal Fund	Class Inst. 2	12.96%

	Columbia Income Builder Fund	Class A	5.53%

	Columbia Income Builder Fund	Class Adv	41.87%

	Columbia Income Builder Fund	Class Inst. 2	58.41%

	Columbia Income Opportunities Fund	Class A	11.60%

	Columbia Income Opportunities Fund	Class Adv	82.74%

	Columbia Income Opportunities Fund	Class Inst. 2	58.55%

	Columbia Intermediate Municipal Bond Fund	Class Adv	60.50%

	Columbia Intermediate Municipal Bond Fund	Class C	6.47%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 2	27.20%

	Columbia International Dividend Income Fund	Class A	7.93%

	Columbia International Dividend Income Fund	Class Adv	36.76%

	Columbia International Dividend Income Fund	Class Inst. 2	17.75%

	Columbia Large Cap Enhanced Core Fund	Class A	5.05%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Enhanced Core Fund	Class Adv	61.48%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	14.58%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 2	39.53%

	Columbia Large Cap Growth Fund	Class Adv	47.22%

	Columbia Large Cap Growth Fund	Class Inst. 2	22.25%

	Columbia Large Cap Growth Fund	Class R	7.45%

	Columbia Large Cap Growth Opportunity Fund	Class A	7.78%

	Columbia Large Cap Growth Opportunity Fund	Class Adv	37.42%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 2	32.91%

	Columbia Large Cap Index Fund	Class A	5.64%

	Columbia Large Cap Index Fund	Class Inst. 2	7.14%

	Columbia Large Cap Value Fund	Class Adv	7.39%

	Columbia Large Cap Value Fund	Class Inst. 2	13.90%

	Columbia Limited Duration Credit Fund	Class Adv	12.69%

	Columbia Limited Duration Credit Fund	Class Inst. 2	5.07%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Adv	92.69%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	7.41%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class A	12.08%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Adv	69.89%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Mid Cap Growth Fund	Class Adv	7.15%

	Columbia Mid Cap Growth Fund	Class Inst.	11.60%

	Columbia Mid Cap Growth Fund	Class Inst. 2	23.80%

	Columbia Mid Cap Growth Fund	Class Inst. 3	13.32%

	Columbia Mid Cap Growth Fund	Class R	10.75%

	Columbia Mid Cap Growth Fund	Class V	6.32%

	Columbia Mid Cap Index Fund	Class Inst. 2	9.55%

	Columbia Mid Cap Index Fund	Class Inst. 3	24.48%

	Columbia Minnesota Tax-Exempt Fund	Class Adv	24.62%

	Columbia Minnesota Tax-Exempt Fund	Class Inst. 2	15.76%

	Columbia Mortgage Opportunities Fund	Class A	10.25%

	Columbia Mortgage Opportunities Fund	Class Adv	68.71%

	Columbia Mortgage Opportunities Fund	Class C	5.91%

	Columbia Mortgage Opportunities Fund	Class Inst. 2	35.02%

	Columbia Mortgage Opportunities Fund	Class Inst. 3	28.19%

	Columbia Multi Strategy Alternatives Fund	Class A	9.45%

	Columbia Multi-Asset Income Fund	Class A	17.26%

	Columbia Multi-Asset Income Fund	Class Adv	27.99%

	Columbia New York Intermediate Municipal Bond Fund	Class A	5.30%

	Columbia New York Intermediate Municipal Bond Fund	Class Adv	57.89%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia New York Intermediate Municipal Bond Fund	Class Inst. 2	95.32%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Adv	48.21%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Inst.	9.07%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	5.73%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Adv	19.28%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst.	5.85%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst. 2	16.46%

	Columbia Overseas Core Fund	Class Adv	48.68%

	Columbia Overseas Value Fund	Class A	6.59%

	Columbia Overseas Value Fund	Class Adv	28.91%

	Columbia Overseas Value Fund	Class Inst. 2	15.45%

	Columbia Overseas Value Fund	Class Inst. 3	15.38%

	Columbia Pacific/Asia Fund	Class Adv	69.66%

	Columbia Quality Income Fund	Class A	5.82%

	Columbia Quality Income Fund	Class Adv	46.66%

	Columbia Quality Income Fund	Class C	6.43%

	Columbia Quality Income Fund	Class Inst. 2	21.85%

	Columbia Real Estate Equity Fund	Class Adv	25.65%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Real Estate Equity Fund	Class Inst. 2	12.07%

	Columbia Select Global Equity Fund	Class Adv	7.42%

	Columbia Select Global Equity Fund	Class Inst. 2	28.19%

	Columbia Select Global Equity Fund	Class Inst. 3	8.77%

	Columbia Select Global Equity Fund	Class R	7.69%

	Columbia Select Large Cap Equity Fund	Class Adv	78.55%

	Columbia Select Large Cap Equity Fund	Class Inst.	5.88%

	Columbia Select Large Cap Equity Fund	Class Inst. 2	10.03%

	Columbia Select Large Cap Growth Fund	Class A	6.34%

	Columbia Select Large Cap Growth Fund	Class Adv	26.91%

	Columbia Select Large Cap Growth Fund	Class Inst. 2	24.97%

	Columbia Select Large Cap Value Fund	Class A	11.33%

	Columbia Select Mid Cap Value Fund	Class A	5.87%

	Columbia Select Mid Cap Value Fund	Class Adv	5.31%

	Columbia Select Mid Cap Value Fund	Class Inst.	5.37%

	Columbia Select Mid Cap Value Fund	Class Inst. 2	38.51%

	Columbia Select Mid Cap Value Fund	Class Inst. 3	7.05%

	Columbia Select Small Cap Value Fund	Class Adv	11.06%

	Columbia Select Small Cap Value Fund	Class Inst. 2	8.05%

	Columbia Seligman Communications and Information Fund	Class A	9.46%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Seligman Communications and Information Fund	Class Adv	35.15%

	Columbia Seligman Communications and Information Fund	Class C	7.17%

	Columbia Seligman Communications and Information Fund	Class Inst. 2	24.36%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	40.98%

	Columbia Seligman Global Technology Fund	Class A	9.88%

	Columbia Seligman Global Technology Fund	Class Adv	12.65%

	Columbia Seligman Global Technology Fund	Class Inst. 2	21.80%

	Columbia Short Term Bond Fund	Class Adv	42.57%

	Columbia Short Term Bond Fund	Class Inst. 2	85.38%

	Columbia Short Term Municipal Bond Fund	Class A	10.89%

	Columbia Short Term Municipal Bond Fund	Class Adv	41.23%

	Columbia Short Term Municipal Bond Fund	Class Inst.	5.03%

	Columbia Short Term Municipal Bond Fund	Class Inst. 2	8.03%

	Columbia Small Cap Growth Fund I	Class A	7.07%

	Columbia Small Cap Growth Fund I	Class Adv	20.63%

	Columbia Small Cap Growth Fund I	Class Inst. 2	35.67%

	Columbia Small Cap Growth Fund I	Class Inst. 3	14.61%

	Columbia Small Cap Index Fund	Class Inst.	9.41%

	Columbia Small Cap Index Fund	Class Inst. 2	15.68%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Index Fund	Class Inst. 3	7.65%

	Columbia Small Cap Value Fund I	Class A	9.11%

	Columbia Small Cap Value Fund I	Class Adv	7.78%

	Columbia Small Cap Value Fund I	Class Inst. 2	27.87%

	Columbia Small Cap Value Fund II	Class A	6.39%

	Columbia Small Cap Value Fund II	Class Adv	5.67%

	Columbia Small Cap Value Fund II	Class Inst.	52.63%

	Columbia Small Cap Value Fund II	Class Inst. 2	7.62%

	Columbia Small Cap Value Fund II	Class Inst. 3	17.05%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Adv	28.47%

	Columbia Strategic California Municipal Income Fund	Class Adv	61.98%

	Columbia Strategic Income Fund	Class A	5.26%

	Columbia Strategic Income Fund	Class Adv	44.00%

	Columbia Strategic Income Fund	Class Inst. 2	33.60%

	Columbia Strategic Income Fund	Class R	5.56%

	Columbia Strategic Municipal Income Fund	Class Adv	44.56%

	Columbia Strategic Municipal Income Fund	Class Inst. 2	28.22%

	Columbia Strategic New York Municipal Income Fund	Class Adv	9.52%

	Columbia Tax-Exempt Fund	Class Adv	43.81%

	Columbia Tax-Exempt Fund	Class Inst. 2	8.12%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Total Return Bond Fund	Class Adv	85.50%

	Columbia Total Return Bond Fund	Class Inst. 2	51.51%

	Columbia Total Return Bond Fund	Class R	12.25%

	Columbia U.S. Social Bond Fund	Class Adv	68.55%

	Columbia U.S. Social Bond Fund	Class Inst. 2	61.43%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Adv	52.42%

NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Columbia Contrarian Core Fund	Class Inst. 2	23.05%

	Columbia Convertible Securities Fund	Class Inst. 2	5.83%

	Columbia Global Technology Growth Fund	Class Adv	7.12%

	Columbia High Yield Bond Fund	Class Adv	38.02%

	Columbia High Yield Bond Fund	Class Inst. 2	14.30%

	Columbia Quality Income Fund	Class Inst. 2	7.43%

	Columbia Select Large Cap Growth Fund	Class Inst. 2	39.37%

NEAL GAVIN & BRUCE SCHROEDER TTEE F AFSCO FENCE SUPPLY CO INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Income Opportunities Fund	Class R	8.54%

PAI TRUST COMPANY, INC. COMPANION ANIMAL HOSPITAL OF INDIAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	Columbia Capital Allocation Aggressive Portfolio	Class R	34.03%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Moderate Conservative Portfolio	Class R	39.07%

	Columbia Commodity Strategy Fund	Class R	5.54%

	Columbia Disciplined Core Fund	Class R	11.79%

	Columbia Government Money Market Fund	Class Inst. 2	6.25%

PATTERSON & CO FBO 29 PALMS ENTERPRISES COMMERCIAL 401 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Columbia Disciplined Value Fund	Class A	6.06%

PAUL E HOWARD & JUDITH A HOWARD JTWROS PO BOX 649 SCHOHARIE NY 12157-0649	Columbia New York Intermediate Municipal Bond Fund	Class V	6.60%

PENCHECKS TRUST COMPANY OF AMERICA PITTS AUTOMOTIVE GROUP JOE G WILSON JR 1705 KNOX ST DUBLIN GA 31021-3634	Columbia Floating Rate Fund	Class R	5.27%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Columbia Adaptive Retirement 2030 Fund	Class Adv	73.32%

	Columbia Adaptive Retirement 2035 Fund	Class Adv	51.53%

	Columbia Adaptive Retirement 2040 Fund	Class Adv	40.31%

	Columbia Adaptive Retirement 2045 Fund	Class Adv	20.92%

	Columbia Adaptive Retirement 2050 Fund	Class Adv	27.70%

	Columbia Adaptive Retirement 2060 Fund	Class Adv	7.89%

	Columbia Adaptive Risk Allocation Fund	Class Adv	40.02%

	Columbia Adaptive Risk Allocation Fund	Class Inst. 2	12.75%

	Columbia Balanced Fund	Class Adv	48.07%

	Columbia Balanced Fund	Class Inst. 2	9.92%

	Columbia Bond Fund	Class Adv	46.80%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Bond Fund	Class C	7.22%

	Columbia Bond Fund	Class Inst. 2	8.04%

	Columbia California Intermediate Municipal Bond Fund	Class A	9.35%

	Columbia California Intermediate Municipal Bond Fund	Class Adv	71.47%

	Columbia California Intermediate Municipal Bond Fund	Class Inst. 3	9.25%

	Columbia Capital Allocation Aggressive Portfolio	Class Adv	10.41%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	10.25%

	Columbia Capital Allocation Conservative Portfolio	Class Adv	19.41%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Adv	18.47%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Adv	43.08%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 2	7.34%

	Columbia Capital Allocation Moderate Portfolio	Class Adv	64.28%

	Columbia Commodity Strategy Fund	Class A	21.54%

	Columbia Commodity Strategy Fund	Class Adv	97.37%

	Columbia Commodity Strategy Fund	Class C	11.50%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class Adv	17.00%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class Inst. 3	93.67%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Contrarian Core Fund	Class Adv	23.72%

	Columbia Contrarian Core Fund	Class C	8.46%

	Columbia Convertible Securities Fund	Class Adv	58.15%

	Columbia Convertible Securities Fund	Class Inst. 2	16.22%

	Columbia Corporate Income Fund	Class A	6.29%

	Columbia Corporate Income Fund	Class Adv	40.67%

	Columbia Corporate Income Fund	Class C	5.21%

	Columbia Corporate Income Fund	Class Inst. 2	14.63%

	Columbia Disciplined Core Fund	Class Adv	17.84%

	Columbia Disciplined Growth Fund	Class Adv	63.27%

	Columbia Disciplined Growth Fund	Class C	5.16%

	Columbia Disciplined Growth Fund	Class Inst. 2	16.07%

	Columbia Disciplined Value Fund	Class Adv	69.11%

	Columbia Dividend Income Fund	Class Adv	25.17%

	Columbia Dividend Income Fund	Class C	7.30%

	Columbia Dividend Income Fund	Class Inst. 2	12.78%

	Columbia Dividend Opportunity Fund	Class Adv	27.45%

	Columbia Dividend Opportunity Fund	Class Inst. 2	8.80%

	Columbia Emerging Markets Bond Fund	Class Adv	64.54%

	Columbia Emerging Markets Bond Fund	Class C	12.00%

	Columbia Emerging Markets Fund	Class Adv	12.36%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Emerging Markets Fund	Class Inst. 2	5.43%

	Columbia Flexible Capital Income Fund	Class Adv	36.54%

	Columbia Flexible Capital Income Fund	Class Inst. 2	20.39%

	Columbia Floating Rate Fund	Class Adv	42.08%

	Columbia Floating Rate Fund	Class Inst. 2	12.78%

	Columbia Georgia Intermediate Municipal Bond Fund	Class Adv	39.89%

	Columbia Global Equity Value Fund	Class Adv	29.74%

	Columbia Global Equity Value Fund	Class C	7.48%

	Columbia Global Opportunities Fund	Class Adv	48.81%

	Columbia Global Opportunities Fund	Class Inst. 3	33.38%

	Columbia Global Technology Growth Fund	Class A	5.73%

	Columbia Global Technology Growth Fund	Class Adv	47.17%

	Columbia Global Technology Growth Fund	Class C	11.82%

	Columbia Global Technology Growth Fund	Class Inst. 2	7.22%

	Columbia Global Technology Growth Fund	Class Inst. 3	24.65%

	Columbia Government Money Market Fund	Class C	11.45%

	Columbia Greater China Fund	Class A	5.89%

	Columbia Greater China Fund	Class Adv	78.56%

	Columbia Greater China Fund	Class C	13.04%

	Columbia Greater China Fund	Class Inst. 2	12.67%

	Columbia High Yield Bond Fund	Class Inst. 2	5.90%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia High Yield Municipal Fund	Class Adv	57.24%

	Columbia High Yield Municipal Fund	Class Inst. 2	5.10%

	Columbia High Yield Municipal Fund	Class Inst. 3	10.56%

	Columbia Income Builder Fund	Class Adv	40.56%

	Columbia Income Builder Fund	Class Inst. 2	9.63%

	Columbia Income Opportunities Fund	Class Adv	8.07%

	Columbia Income Opportunities Fund	Class Inst. 2	15.51%

	Columbia Intermediate Municipal Bond Fund	Class Adv	35.01%

	Columbia Intermediate Municipal Bond Fund	Class C	6.60%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 2	5.77%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 3	6.40%

	Columbia International Dividend Income Fund	Class A	5.31%

	Columbia International Dividend Income Fund	Class Adv	45.29%

	Columbia International Dividend Income Fund	Class C	11.72%

	Columbia International Dividend Income Fund	Class Inst. 2	22.21%

	Columbia Large Cap Enhanced Core Fund	Class Adv	14.40%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 2	7.33%

	Columbia Large Cap Growth Fund	Class Adv	32.03%

	Columbia Large Cap Growth Fund	Class Inst. 2	6.29%

	Columbia Large Cap Growth Opportunity Fund	Class Adv	39.64%

	Columbia Large Cap Growth Opportunity Fund	Class C	6.99%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 2	13.26%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 3	61.25%

	Columbia Large Cap Value Fund	Class Inst. 2	7.95%

	Columbia Limited Duration Credit Fund	Class Adv	18.68%

	Columbia Maryland Intermediate Municipal Bond Fund	Class C	6.19%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Adv	29.86%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Inst. 2	20.28%

	Columbia Mid Cap Growth Fund	Class Adv	29.35%

	Columbia Mid Cap Growth Fund	Class C	6.14%

	Columbia Minnesota Tax-Exempt Fund	Class Adv	74.38%

	Columbia Minnesota Tax-Exempt Fund	Class Inst. 2	8.28%

	Columbia Mortgage Opportunities Fund	Class Adv	29.94%

	Columbia Mortgage Opportunities Fund	Class C	7.25%

	Columbia Mortgage Opportunities Fund	Class Inst. 2	7.65%

	Columbia Multi Strategy Alternatives Fund	Class Adv	87.88%

	Columbia Multi-Asset Income Fund	Class A	20.01%

	Columbia Multi-Asset Income Fund	Class Adv	53.82%

	Columbia Multi-Asset Income Fund	Class C	29.54%

	Columbia New York Intermediate Municipal Bond Fund	Class A	6.18%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia New York Intermediate Municipal Bond Fund	Class Adv	41.87%

	Columbia New York Intermediate Municipal Bond Fund	Class C	13.26%

	Columbia New York Intermediate Municipal Bond Fund	Class Inst. 3	42.04%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class A	8.84%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Adv	79.39%

	Columbia Overseas Core Fund	Class Adv	44.44%

	Columbia Overseas Core Fund	Class Inst. 2	8.93%

	Columbia Overseas Value Fund	Class Adv	44.52%

	Columbia Overseas Value Fund	Class C	8.50%

	Columbia Overseas Value Fund	Class Inst. 2	6.18%

	Columbia Pacific/Asia Fund	Class A	8.67%

	Columbia Pacific/Asia Fund	Class Adv	14.29%

	Columbia Pacific/Asia Fund	Class C	6.71%

	Columbia Quality Income Fund	Class Adv	38.36%

	Columbia Quality Income Fund	Class C	5.80%

	Columbia Quality Income Fund	Class Inst. 2	11.35%

	Columbia Real Estate Equity Fund	Class Adv	13.41%

	Columbia Real Estate Equity Fund	Class C	9.26%

	Columbia Real Estate Equity Fund	Class Inst. 2	15.22%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Select Global Equity Fund	Class Adv	92.32%

	Columbia Select Global Equity Fund	Class C	5.71%

	Columbia Select Global Equity Fund	Class Inst. 2	20.57%

	Columbia Select Large Cap Equity Fund	Class Adv	18.68%

	Columbia Select Large Cap Equity Fund	Class Inst. 2	14.77%

	Columbia Select Large Cap Growth Fund	Class Adv	57.32%

	Columbia Select Large Cap Value Fund	Class Adv	81.03%

	Columbia Select Mid Cap Value Fund	Class C	8.41%

	Columbia Select Small Cap Value Fund	Class Adv	10.46%

	Columbia Select Small Cap Value Fund	Class C	8.35%

	Columbia Select Small Cap Value Fund	Class Inst. 2	8.15%

	Columbia Seligman Communications and Information Fund	Class A	5.41%

	Columbia Seligman Communications and Information Fund	Class Adv	30.22%

	Columbia Seligman Communications and Information Fund	Class C	10.48%

	Columbia Seligman Communications and Information Fund	Class Inst. 2	11.12%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	9.07%

	Columbia Seligman Global Technology Fund	Class A	5.04%

	Columbia Seligman Global Technology Fund	Class Adv	26.99%

	Columbia Seligman Global Technology Fund	Class C	6.63%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Seligman Global Technology Fund	Class Inst. 2	13.94%

	Columbia Short Term Bond Fund	Class Adv	48.54%

	Columbia Short Term Bond Fund	Class C	5.66%

	Columbia Short Term Municipal Bond Fund	Class Adv	12.67%

	Columbia Short Term Municipal Bond Fund	Class C	7.79%

	Columbia Short Term Municipal Bond Fund	Class Inst. 2	56.94%

	Columbia Small Cap Growth Fund I	Class Adv	55.35%

	Columbia Small Cap Growth Fund I	Class C	5.34%

	Columbia Small Cap Growth Fund I	Class Inst. 2	15.56%

	Columbia Small Cap Index Fund	Class Inst. 2	9.37%

	Columbia Small Cap Value Fund I	Class Adv	10.56%

	Columbia Small Cap Value Fund I	Class R	10.60%

	Columbia Small Cap Value Fund II	Class C	7.64%

	Columbia Small Cap Value Fund II	Class Inst. 2	31.57%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Adv	67.75%

	Columbia Strategic California Municipal Income Fund	Class Adv	37.33%

	Columbia Strategic Income Fund	Class Adv	44.36%

	Columbia Strategic Income Fund	Class C	5.13%

	Columbia Strategic Income Fund	Class Inst. 2	18.02%

	Columbia Strategic Income Fund	Class Inst. 3	35.70%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Strategic Municipal Income Fund	Class Adv	52.57%

	Columbia Strategic Municipal Income Fund	Class Inst. 2	6.36%

	Columbia Strategic New York Municipal Income Fund	Class A	5.54%

	Columbia Strategic New York Municipal Income Fund	Class Adv	89.61%

	Columbia Strategic New York Municipal Income Fund	Class C	11.86%

	Columbia Strategic New York Municipal Income Fund	Class Inst. 3	64.85%

	Columbia Tax-Exempt Fund	Class Adv	36.66%

	Columbia Tax-Exempt Fund	Class C	5.04%

	Columbia Tax-Exempt Fund	Class Inst. 2	74.95%

	Columbia Total Return Bond Fund	Class Adv	8.04%

	Columbia Total Return Bond Fund	Class C	5.21%

	Columbia Total Return Bond Fund	Class Inst. 2	10.89%

	Columbia U.S. Social Bond Fund	Class Adv	30.67%

	Columbia U.S. Social Bond Fund	Class Inst. 2	7.45%

	Columbia U.S. Treasury Index Fund	Class C	26.28%

	Columbia U.S. Treasury Index Fund	Class Inst. 2	7.69%

	Columbia Ultra Short Term Bond Fund	Class Adv	99.63%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST 2100 PONTIAC LAKE ROAD WATERFORD MI 48328-2762	Columbia Income Builder Fund	Class Adv	7.93%

	Columbia Small Cap Value Fund II	Class Adv	5.06%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Mid Cap Index Fund	Class Inst. 3	9.15%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST NEW YORK CITY 160 WATER STREET ROOM 620 NEW YORK NY 10038-4922	Columbia Select Mid Cap Value Fund	Class Inst.	5.27%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST AMERICAN WATER 401(K) SAVINGS P O BOX 1770 1 WATER ST CAMDEN NJ 08102-1658	Columbia Small Cap Value Fund II	Class Inst. 3	7.38%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BOYD GAMING CORPORATION 401(K) 6465 S RAINBOW BLVD LAS VEGAS NV 89118-3215	Columbia Small Cap Value Fund II	Class Adv	10.50%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST BRITZ INC 401(K) PLAN 3265 W FIGARDEN DR FRESNO CA 93711-3912	Columbia Select Global Equity Fund	Class R	31.68%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST DEFERRED COMPENSATION PLAN FOR 148 MARTINE AVE 7TH FLOOR 375 EXECUTIVE BLVD 2ND FLOOR WHITE PLAINS NY 10601-3311	Columbia Small Cap Value Fund II	Class Adv	8.09%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST ELDORADO RESORTS, INC. 100 W LIBERTY ST STE 1150 RENO NV 89501-1960	Columbia Small Cap Value Fund I	Class Adv	39.21%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST EVANGELICAL COMMUNITY HOSPITAL 1 HOSPITAL DR LEWISBURG PA 17837-9350	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 3	69.38%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST HAWAII CARPENTERS 401(K) FUND 200 N VINEYARD BLVD STE 100 HONOLULU HI 96817-3938	Columbia Overseas Value Fund	Class Adv	5.35%

Shareholder Name and Address	Fund	Class	Percentage of Class

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST NEXCOM 401(K) PLAN 3280 VIRGINIA BEACH BLVD VIRGINIA BCH VA 23452-5724	Columbia Contrarian Core Fund	Class Adv	6.04%

PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PRISMA HEALTH RETIREMENT SAVINGS 300 E MCBEE AVE GREENVILLE SC 29601-2842	Columbia Overseas Value Fund	Class Inst. 3	9.92%

PRINCIPAL TRUST COMPANY FBO G&W ELECTRIC CO DEF COMP PLAN ATTN SUSAN SAGGIONE 1013 CENTRE RD STE 300 WILMINGTON DE 19805-1265	Columbia Mid Cap Growth Fund	Class R	5.23%

RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Columbia Adaptive Risk Allocation Fund	Class C	7.17%

	Columbia Adaptive Risk Allocation Fund	Class R	44.41%

	Columbia Balanced Fund	Class C	6.07%

	Columbia Balanced Fund	Class Inst.	8.16%

	Columbia Capital Allocation Aggressive Portfolio	Class C	6.71%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst.	10.81%

	Columbia Capital Allocation Conservative Portfolio	Class Inst.	11.94%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst.	7.62%

	Columbia Capital Allocation Moderate Portfolio	Class Inst.	11.50%

	Columbia Capital Allocation Moderate Portfolio	Class R	5.69%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Contrarian Core Fund	Class C	5.85%

	Columbia Contrarian Core Fund	Class Inst.	6.39%

	Columbia Convertible Securities Fund	Class C	13.80%

	Columbia Convertible Securities Fund	Class Inst.	9.67%

	Columbia Corporate Income Fund	Class C	7.57%

	Columbia Disciplined Growth Fund	Class R	5.22%

	Columbia Dividend Income Fund	Class C	9.32%

	Columbia Dividend Income Fund	Class Inst.	15.95%

	Columbia Dividend Opportunity Fund	Class C	15.11%

	Columbia Dividend Opportunity Fund	Class Inst.	7.95%

	Columbia Emerging Markets Bond Fund	Class C	18.69%

	Columbia Emerging Markets Bond Fund	Class Inst.	16.38%

	Columbia Emerging Markets Fund	Class C	8.68%

	Columbia Flexible Capital Income Fund	Class C	14.68%

	Columbia Flexible Capital Income Fund	Class Inst.	8.68%

	Columbia Flexible Capital Income Fund	Class R	18.91%

	Columbia Floating Rate Fund	Class C	6.16%

	Columbia Floating Rate Fund	Class Inst.	7.90%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	5.79%

	Columbia Global Technology Growth Fund	Class C	8.27%

	Columbia Global Technology Growth Fund	Class Inst.	5.33%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Government Money Market Fund	Class C	6.40%

	Columbia High Yield Municipal Fund	Class A	7.05%

	Columbia High Yield Municipal Fund	Class C	16.44%

	Columbia Income Builder Fund	Class Inst.	8.40%

	Columbia Intermediate Municipal Bond Fund	Class A	5.91%

	Columbia International Dividend Income Fund	Class C	10.53%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	6.70%

	Columbia Large Cap Growth Opportunity Fund	Class C	12.51%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	7.50%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Adv	6.24%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	5.15%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class A	48.28%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class C	20.01%

	Columbia Mortgage Opportunities Fund	Class C	26.82%

	Columbia Mortgage Opportunities Fund	Class Inst.	12.96%

	Columbia Multi-Asset Income Fund	Class A	18.03%

	Columbia Multi-Asset Income Fund	Class C	23.46%

	Columbia Multi-Asset Income Fund	Class Inst.	25.08%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	5.30%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	15.73%

	Columbia Oregon Intermediate Municipal Bond Fund	Class C	21.25%

	Columbia Overseas Value Fund	Class A	5.86%

	Columbia Overseas Value Fund	Class C	9.10%

	Columbia Overseas Value Fund	Class Inst.	8.45%

	Columbia Select Global Equity Fund	Class C	9.68%

	Columbia Select Large Cap Equity Fund	Class C	15.33%

	Columbia Select Large Cap Value Fund	Class C	6.42%

	Columbia Seligman Communications and Information Fund	Class C	11.60%

	Columbia Seligman Communications and Information Fund	Class Inst.	17.38%

	Columbia Seligman Global Technology Fund	Class Inst.	8.98%

	Columbia Short Term Bond Fund	Class C	14.54%

	Columbia Short Term Municipal Bond Fund	Class C	14.59%

	Columbia Small Cap Growth Fund I	Class C	15.22%

	Columbia Small Cap Growth Fund I	Class Inst.	7.64%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	11.46%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	7.78%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class Inst.	6.05%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Strategic Income Fund	Class C	7.26%

	Columbia Strategic Income Fund	Class Inst.	8.43%

	Columbia Strategic Municipal Income Fund	Class C	8.06%

	Columbia Strategic Municipal Income Fund	Class Inst.	6.27%

	Columbia Tax-Exempt Fund	Class C	7.63%

	Columbia U.S. Social Bond Fund	Class C	9.25%

	Columbia U.S. Social Bond Fund	Class Inst.	5.39%

	Columbia U.S. Treasury Index Fund	Class C	31.44%

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	8.32%

RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Columbia Select Small Cap Value Fund	Class Inst.	14.04%

	Columbia Tax-Exempt Fund	Class C	6.05%

	Columbia Ultra Short Term Bond Fund	Class Inst.	5.65%

RELIANCE TRUST COMPANY FBO GOODMAN NQ PO BOX 78446 ATLANTA GA 30357-2446	Columbia Balanced Fund	Class Inst. 3	7.66%

	Columbia Bond Fund	Class Adv	24.77%

	Columbia Capital Allocation Aggressive Portfolio	Class Adv	15.51%

	Columbia Commodity Strategy Fund	Class R	12.39%

	Columbia Corporate Income Fund	Class Adv	6.67%

	Columbia Disciplined Core Fund	Class Inst. 2	12.14%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Emerging Markets Fund	Class R	8.02%

	Columbia Global Opportunities Fund	Class Adv	24.62%

	Columbia High Yield Bond Fund	Class Adv	5.07%

	Columbia Large Cap Growth Opportunity Fund	Class R	15.33%

	Columbia Large Cap Index Fund	Class A	7.29%

	Columbia Large Cap Index Fund	Class Inst. 2	6.16%

	Columbia Large Cap Value Fund	Class Adv	5.62%

	Columbia Large Cap Value Fund	Class R	9.44%

	Columbia Mid Cap Growth Fund	Class Inst. 2	8.71%

	Columbia Mid Cap Index Fund	Class A	7.50%

	Columbia Mid Cap Index Fund	Class Inst. 2	5.21%

	Columbia Mid Cap Index Fund	Class Inst. 3	7.35%

	Columbia Overseas Value Fund	Class R	9.44%

	Columbia Quality Income Fund	Class Inst. 2	9.84%

	Columbia Select Large Cap Growth Fund	Class R	22.98%

	Columbia Select Mid Cap Value Fund	Class Inst. 2	7.77%

	Columbia Select Mid Cap Value Fund	Class R	14.49%

	Columbia Small Cap Growth Fund I	Class R	18.51%

	Columbia Small Cap Index Fund	Class A	5.97%

	Columbia Small Cap Index Fund	Class Inst. 2	5.13%

	Columbia Small Cap Index Fund	Class Inst. 3	9.38%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Value Fund I	Class Adv	9.66%

	Columbia Small Cap Value Fund II	Class A	10.64%

	Columbia Small Cap Value Fund II	Class Adv	6.48%

	Columbia Small Cap Value Fund II	Class R	13.04%

ROBERT MARONA & MARIANN MARONA JT WROS 34 GREAT HILL DR BETHEL CT 06801-1880	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	7.01%

S GOLDBERG H MATRI & M BERMAN TTEE C/O FASCORE LLC COLE SCHOTZ MEISEL FORMAN & LEONARD 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Real Estate Equity Fund	Class Inst. 2	22.50%

SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Columbia Contrarian Core Fund	Class R	54.84%

	Columbia Dividend Opportunity Fund	Class R	84.35%

	Columbia Emerging Markets Bond Fund	Class R	94.96%

	Columbia High Yield Bond Fund	Class R	40.48%

	Columbia Income Builder Fund	Class R	78.52%

	Columbia Quality Income Fund	Class R	62.11%

	Columbia Select Large Cap Value Fund	Class R	42.68%

	Columbia Seligman Global Technology Fund	Class R	20.57%

	Columbia Strategic Income Fund	Class R	7.04%

SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 2	17.37%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 2	7.17%

	Columbia Convertible Securities Fund	Class Inst. 2	5.68%

	Columbia Floating Rate Fund	Class Inst. 3	14.43%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 3	6.35%

	Columbia Mortgage Opportunities Fund	Class Inst. 3	14.31%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Adv	49.17%

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst. 3	41.09%

	Columbia Real Estate Equity Fund	Class Inst.	36.68%

	Columbia Short Term Municipal Bond Fund	Class Inst. 2	17.52%

	Columbia Strategic Municipal Income Fund	Class Inst. 3	42.04%

SHAPIRO BUCHMAN PROVINE BROTHERS TT BUCHMAN PROVINE BROS AND SMITH LLP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Small Cap Value Fund I	Class R	12.99%

SHAWN NALLY TTEE FBO C/O FASCORE LLC SHAWN R NALLY DDS PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Total Return Bond Fund	Class R	5.42%

STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT P11D PORTLAND OR 97204-1093	Columbia Contrarian Core Fund	Class Adv	6.23%

	Columbia Mid Cap Index Fund	Class Inst. 2	7.14%

Shareholder Name and Address	Fund	Class	Percentage of Class

STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	Columbia Adaptive Risk Allocation Fund	Class R	8.73%

	Columbia Balanced Fund	Class R	55.09%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 3	5.78%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst.	5.09%

	Columbia Disciplined Core Fund	Class R	12.75%

	Columbia Dividend Income Fund	Class R	5.75%

	Columbia Emerging Markets Fund	Class R	17.50%

	Columbia Global Equity Value Fund	Class Inst. 3	6.39%

	Columbia Global Equity Value Fund	Class R	15.31%

	Columbia Global Opportunities Fund	Class Inst. 2	6.07%

	Columbia Global Opportunities Fund	Class R	85.77%

	Columbia Global Technology Growth Fund	Class Inst. 3	5.22%

	Columbia Greater China Fund	Class Inst. 2	6.42%

	Columbia Income Opportunities Fund	Class R	20.63%

	Columbia International Dividend Income Fund	Class Adv	17.20%

	Columbia Overseas Value Fund	Class R	33.23%

	Columbia Select Global Equity Fund	Class R	12.67%

	Columbia Seligman Communications and Information Fund	Class R	34.08%

	Columbia Seligman Global Technology Fund	Class Inst. 2	7.99%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Seligman Global Technology Fund	Class Inst. 3	6.28%

	Columbia Small Cap Growth Fund I	Class R	10.14%

	Columbia Strategic Income Fund	Class R	15.61%

STEVEN HOLLINGSHEAD TTEE FBO C/O FASCORE HOLLYS CUSTOM PRINT INC 401K PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Convertible Securities Fund	Class R	8.57%

STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Columbia Adaptive Risk Allocation Fund	Class C	11.65%

	Columbia Bond Fund	Class Adv	5.88%

	Columbia Contrarian Core Fund	Class C	7.16%

	Columbia Contrarian Core Fund	Class Inst.	9.43%

	Columbia Flexible Capital Income Fund	Class C	6.35%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	10.09%

	Columbia Limited Duration Credit Fund	Class Inst.	17.56%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	5.98%

	Columbia Select Mid Cap Value Fund	Class C	5.57%

	Columbia Short Term Bond Fund	Class C	5.24%

SUNTRUST BANK FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Large Cap Index Fund	Class Inst. 2	7.74%

SUPPLEMENTAL INCOME TRUST FUND PO BOX 219104 KANSAS CITY MO 64121-9104	Columbia Mid Cap Index Fund	Class Inst. 2	8.99%

	Columbia Small Cap Value Fund II	Class Adv	41.29%

Shareholder Name and Address	Fund	Class	Percentage of Class

SUZANNE COOPER TTEE FBO SUZANNE COOPER FAMILY TRUST 1616 LOOKOUT DR AGOURA CA 91301-2923	Columbia U.S. Social Bond Fund	Class C	6.09%

T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Columbia Global Technology Growth Fund	Class Inst. 2	6.63%

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Columbia Adaptive Risk Allocation Fund	Class Inst. 2	17.87%

	Columbia Balanced Fund	Class Inst. 2	10.63%

	Columbia Bond Fund	Class Inst. 2	5.72%

	Columbia Capital Allocation Aggressive Portfolio	Class Inst. 2	17.22%

	Columbia Capital Allocation Conservative Portfolio	Class Inst. 2	19.70%

	Columbia Capital Allocation Moderate Aggressive Portfolio	Class Inst. 2	16.79%

	Columbia Capital Allocation Moderate Conservative Portfolio	Class Inst. 2	7.88%

	Columbia Capital Allocation Moderate Portfolio	Class Inst. 2	12.86%

	Columbia Commodity Strategy Fund	Class C	30.00%

	Columbia Contrarian Core Fund	Class Inst. 2	5.11%

	Columbia Convertible Securities Fund	Class Inst. 2	13.16%

	Columbia Corporate Income Fund	Class Inst. 2	6.13%

	Columbia Disciplined Core Fund	Class Inst. 2	11.32%

	Columbia Disciplined Value Fund	Class Inst. 2	20.64%

	Columbia Dividend Income Fund	Class Inst. 2	7.84%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Dividend Opportunity Fund	Class Inst. 2	30.10%

	Columbia Emerging Markets Bond Fund	Class Inst. 2	5.52%

	Columbia Emerging Markets Fund	Class Inst. 2	6.14%

	Columbia Flexible Capital Income Fund	Class Inst. 2	29.67%

	Columbia Global Equity Value Fund	Class Inst. 2	6.36%

	Columbia Global Opportunities Fund	Class Inst. 2	6.22%

	Columbia Global Technology Growth Fund	Class Inst. 2	9.06%

	Columbia Greater China Fund	Class Inst.	5.21%

	Columbia Greater China Fund	Class Inst. 2	6.54%

	Columbia High Yield Municipal Fund	Class Inst. 2	53.86%

	Columbia Income Opportunities Fund	Class Inst. 2	21.55%

	Columbia Intermediate Municipal Bond Fund	Class Inst. 2	8.36%

	Columbia International Dividend Income Fund	Class Inst. 2	59.79%

	Columbia Large Cap Growth Fund	Class Inst. 2	15.99%

	Columbia Large Cap Growth Opportunity Fund	Class Inst. 2	10.89%

	Columbia Large Cap Value Fund	Class Inst. 2	5.39%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class Inst. 2	75.45%

	Columbia Minnesota Tax-Exempt Fund	Class Inst. 2	75.78%

	Columbia Mortgage Opportunities Fund	Class Inst. 2	11.39%

	Columbia Multi Strategy Alternatives Fund	Class Inst. 2	99.17%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Oregon Intermediate Municipal Bond Fund	Class Inst. 2	14.89%

	Columbia Pacific/Asia Fund	Class A	5.29%

	Columbia Quality Income Fund	Class Inst. 2	7.66%

	Columbia Real Estate Equity Fund	Class Inst. 2	12.69%

	Columbia Select Global Equity Fund	Class Inst. 2	28.85%

	Columbia Select Large Cap Equity Fund	Class Inst. 2	10.69%

	Columbia Select Large Cap Value Fund	Class Inst. 2	9.11%

	Columbia Seligman Communications and Information Fund	Class Inst. 2	14.02%

	Columbia Seligman Global Technology Fund	Class Inst. 2	10.69%

	Columbia Small Cap Growth Fund I	Class Inst. 2	6.57%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	10.34%

	Columbia Strategic California Municipal Income Fund	Class Inst. 2	18.63%

	Columbia Strategic Income Fund	Class Inst. 2	12.91%

	Columbia Strategic Municipal Income Fund	Class Inst. 2	23.06%

	Columbia Strategic New York Municipal Income Fund	Class Inst. 2	16.20%

	Columbia Tax-Exempt Fund	Class Inst. 2	9.06%

	Columbia U.S. Social Bond Fund	Class Inst. 2	11.57%

THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	Columbia Commodity Strategy Fund	Class A	8.14%

	Columbia Commodity Strategy Fund	Class R	9.72%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Global Equity Value Fund	Class Inst. 3	16.54%

	Columbia Global Equity Value Fund	Class R	12.85%

	Columbia Large Cap Growth Opportunity Fund	Class R	39.12%

	Columbia Large Cap Value Fund	Class R	18.85%

	Columbia Overseas Value Fund	Class R	31.13%

	Columbia Select Mid Cap Value Fund	Class R	26.52%

	Columbia Seligman Communications and Information Fund	Class Inst. 3	6.32%

	Columbia Seligman Communications and Information Fund	Class R	18.75%

	Columbia Seligman Global Technology Fund	Class Inst. 3	17.17%

	Columbia Seligman Global Technology Fund	Class R	5.07%

	Columbia Small Cap Value Fund II	Class R	15.43%

THE NORTHERN TRUST COMPANY AS TRUSTEE FBO SONY CORP – DV PO BOX 92994 CHICAGO IL 60675-2994	Columbia Income Opportunities Fund	Class Inst. 3	7.69%

THOMAS L DERIENZO 682 BUCKS HILL RD SOUTHBURY CT 06488-1951	Columbia Connecticut Intermediate Municipal Bond Fund	Class A	8.09%

TIAA FSB CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Columbia Contrarian Core Fund	Class Inst. 3	9.15%

	Columbia Mid Cap Index Fund	Class Inst. 2	9.82%

	Columbia Mid Cap Index Fund	Class Inst. 3	11.29%

	Columbia Small Cap Index Fund	Class Inst. 3	6.39%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Value Fund I	Class Inst. 2	39.35%

TROY CLOVIS & SARAH HUNT TTEE FBO C/O FASCORE LLC BENCHMARK FAMILY DENTISTRY 401K PSP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Large Cap Value Fund	Class R	12.00%

UBS WM USA SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Columbia High Yield Municipal Fund	Class A	6.95%

	Columbia High Yield Municipal Fund	Class C	6.32%

	Columbia Greater China Fund	Class C	5.99%

	Columbia Greater China Fund	Class Inst.	10.80%

	Columbia International Dividend Income Fund	Class C	7.10%

	Columbia Large Cap Enhanced Core Fund	Class Inst.	6.01%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	5.35%

	Columbia Minnesota Tax-Exempt Fund	Class Inst.	15.47%

	Columbia Mortgage Opportunities Fund	Class A	7.16%

	Columbia Mortgage Opportunities Fund	Class C	15.58%

	Columbia Mortgage Opportunities Fund	Class Inst.	22.03%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	6.75%

	Columbia Overseas Core Fund	Class C	5.48%

	Columbia Select Large Cap Equity Fund	Class C	7.09%

	Columbia Seligman Global Technology Fund	Class Inst.	10.87%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Small Cap Growth Fund I	Class C	5.28%

	Columbia Small Cap Growth Fund I	Class Inst.	10.14%

	Columbia Strategic California Municipal Income Fund	Class A	5.77%

	Columbia Adaptive Risk Allocation Fund	Class R	11.77%

	Columbia Balanced Fund	Class Inst.	5.36%

	Columbia California Intermediate Municipal Bond Fund	Class C	29.72%

	Columbia Capital Allocation Moderate Portfolio	Class Inst.	8.66%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	9.73%

	Columbia Convertible Securities Fund	Class C	5.47%

	Columbia Convertible Securities Fund	Class Inst.	6.85%

	Columbia Disciplined Value Fund	Class C	46.30%

	Columbia Disciplined Value Fund	Class Inst.	18.45%

	Columbia Dividend Opportunity Fund	Class Inst.	7.40%

	Columbia Emerging Markets Bond Fund	Class C	8.90%

	Columbia Emerging Markets Fund	Class Inst.	9.10%

	Columbia Flexible Capital Income Fund	Class C	6.67%

	Columbia Flexible Capital Income Fund	Class Inst.	7.73%

	Columbia Flexible Capital Income Fund	Class R	51.00%

	Columbia Floating Rate Fund	Class C	5.21%

	Columbia Large Cap Growth Fund	Class C	7.25%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Growth Opportunity Fund	Class C	9.95%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	14.66%

	Columbia Overseas Value Fund	Class Inst.	8.26%

	Columbia Select Large Cap Growth Fund	Class C	11.78%

	Columbia Select Large Cap Growth Fund	Class Inst.	6.18%

	Columbia Select Large Cap Value Fund	Class C	7.03%

	Columbia Select Large Cap Value Fund	Class Inst.	8.37%

	Columbia Seligman Communications and Information Fund	Class C	6.48%

	Columbia Seligman Communications and Information Fund	Class Inst.	9.16%

	Columbia Seligman Communications and Information Fund	Class R	5.83%

	Columbia Short Term Municipal Bond Fund	Class C	7.65%

	Columbia Short Term Municipal Bond Fund	Class Inst.	7.29%

	Columbia Strategic Income Fund	Class C	5.11%

	Columbia Strategic Income Fund	Class Inst.	8.84%

	Columbia Strategic Municipal Income Fund	Class C	5.05%

	Columbia Strategic Municipal Income Fund	Class Inst.	8.92%

	Columbia Strategic New York Municipal Income Fund	Class C	5.08%

	Columbia U.S. Social Bond Fund	Class A	10.85%

	Overseas SMA Completion Portfolio	Shares	47.58%

Shareholder Name and Address	Fund	Class	Percentage of Class

UMB BANK NA CUST IRA FBO BERNARD G FIRMENICH 8 WARD ST FRENCHTOWN NJ 08825-1021	Columbia Commodity Strategy Fund	Class Inst.	5.48%

	Columbia Multi-Asset Income Fund	Class Inst.	30.88%

	Columbia Commodity Strategy Fund	Class Inst.	5.73%

	Columbia Multi-Asset Income Fund	Class Inst.	17.56%

	Columbia Multi-Asset Income Fund	Class Inst.	7.01%

UNIFIED TRUST COMPANY NA OMNIBUS TRUST FBO EMPLOYEE BENEFIT OMNIBUS 2353 ALEXANDRIA DR STE 100 LEXINGTON KY 40504-3208	Columbia Large Cap Index Fund	Class Inst.	9.49%

	Columbia Mid Cap Index Fund	Class Inst.	7.43%

VANGUARD FDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Columbia Disciplined Core Fund	Class Inst. 2	12.04%

	Columbia Dividend Opportunity Fund	Class Inst. 3	8.42%

	Columbia Large Cap Enhanced Core Fund	Class Inst. 3	5.28%

	Columbia Small Cap Growth Fund I	Class Inst. 2	16.99%

	Columbia Small Cap Growth Fund I	Class Inst. 3	9.98%

	Columbia Small Cap Value Fund II	Class Inst. 3	5.14%

VOYA INSTITUTIONAL TRUST COMPANY FBO STATE OF ARKANSAS DEFERRED COMPENSATION PLAN 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	Columbia Overseas Value Fund	Class Inst. 3	6.87%

	Columbia Small Cap Growth Fund I	Class Adv	8.22%

Shareholder Name and Address	Fund	Class	Percentage of Class

VRSCO FBO AIGFSB CUST TTEE FBO IDAHO STATE BOARD OF EDUCATION 403B 2727A ALLEN PKWY HOUSTON TX 77019-2107	Columbia Large Cap Index Fund	Class Inst. 2	32.59%

	Columbia Select Small Cap Value Fund	Class Adv	30.11%

	Columbia Select Small Cap Value Fund	Class Inst. 2	60.40%

	Columbia Small Cap Value Fund II	Class A	11.58%

W WIELAND A KING J SCHMITT TTEE FBO LANCASTER FAMILY MDCN ASSCTS PC 401 C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Columbia Income Opportunities Fund	Class R	5.74%

WELLS FARGO BANK FBO TRUSTBRIDGE 401K PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Columbia Balanced Fund	Class Inst. 2	14.61%

	Columbia Disciplined Core Fund	Class Adv	11.59%

	Columbia Disciplined Core Fund	Class Inst. 2	18.97%

	Columbia Global Equity Value Fund	Class Adv	5.62%

	Columbia Select Small Cap Value Fund	Class Inst. 3	18.33%

	Columbia Small Cap Value Fund II	Class Inst.	9.19%

WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Columbia Balanced Fund	Class C	14.44%

	Columbia Balanced Fund	Class Inst.	8.92%

	Columbia Bond Fund	Class C	6.25%

	Columbia Bond Fund	Class Inst.	8.93%

	Columbia California Intermediate Municipal Bond Fund	Class A	15.70%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia California Intermediate Municipal Bond Fund	Class C	17.02%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class A	12.80%

	Columbia Connecticut Intermediate Municipal Bond Fund	Class C	17.62%

	Columbia Contrarian Core Fund	Class C	12.32%

	Columbia Convertible Securities Fund	Class A	6.25%

	Columbia Convertible Securities Fund	Class C	18.52%

	Columbia Convertible Securities Fund	Class Inst.	9.82%

	Columbia Corporate Income Fund	Class C	5.85%

	Columbia Disciplined Growth Fund	Class C	10.53%

	Columbia Disciplined Value Fund	Class C	9.47%

	Columbia Dividend Income Fund	Class C	15.97%

	Columbia Dividend Income Fund	Class Inst.	5.40%

	Columbia Dividend Opportunity Fund	Class C	8.55%

	Columbia Dividend Opportunity Fund	Class Inst.	5.05%

	Columbia Emerging Markets Bond Fund	Class C	23.06%

	Columbia Emerging Markets Bond Fund	Class Inst.	10.22%

	Columbia Emerging Markets Fund	Class C	5.24%

	Columbia Flexible Capital Income Fund	Class A	5.96%

	Columbia Flexible Capital Income Fund	Class C	15.44%

	Columbia Flexible Capital Income Fund	Class Inst.	8.99%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Floating Rate Fund	Class C	6.97%

	Columbia Floating Rate Fund	Class Inst.	5.28%

	Columbia Georgia Intermediate Municipal Bond Fund	Class A	6.86%

	Columbia Georgia Intermediate Municipal Bond Fund	Class C	47.91%

	Columbia Global Equity Value Fund	Class C	8.85%

	Columbia Global Technology Growth Fund	Class A	5.10%

	Columbia Global Technology Growth Fund	Class C	13.96%

	Columbia Government Money Market Fund	Class C	16.79%

	Columbia Greater China Fund	Class A	8.84%

	Columbia Greater China Fund	Class C	11.32%

	Columbia Greater China Fund	Class Inst.	5.75%

	Columbia High Yield Bond Fund	Class C	6.25%

	Columbia High Yield Municipal Fund	Class A	10.11%

	Columbia Income Builder Fund	Class C	7.87%

	Columbia Income Builder Fund	Class Inst.	6.02%

	Columbia Income Opportunities Fund	Class C	5.06%

	Columbia Intermediate Municipal Bond Fund	Class C	16.14%

	Columbia International Dividend Income Fund	Class A	5.18%

	Columbia Large Cap Growth Fund	Class C	6.00%

	Columbia Large Cap Growth Opportunity Fund	Class A	7.14%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Large Cap Growth Opportunity Fund	Class C	9.38%

	Columbia Large Cap Growth Opportunity Fund	Class Inst.	6.89%

	Columbia Limited Duration Credit Fund	Class C	9.60%

	Columbia Limited Duration Credit Fund	Class Inst.	7.68%

	Columbia Maryland Intermediate Municipal Bond Fund	Class A	17.28%

	Columbia Maryland Intermediate Municipal Bond Fund	Class C	33.65%

	Columbia Maryland Intermediate Municipal Bond Fund	Class Inst.	19.68%

	Columbia Massachusetts Intermediate Municipal Bond Fund	Class A	10.61%

	Columbia Mid Cap Growth Fund	Class C	13.27%

	Columbia New York Intermediate Municipal Bond Fund	Class C	17.72%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class A	41.23%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class C	27.03%

	Columbia North Carolina Intermediate Municipal Bond Fund	Class Inst.	53.19%

	Columbia Oregon Intermediate Municipal Bond Fund	Class A	6.29%

	Columbia Overseas Core Fund	Class C	22.31%

	Columbia Overseas Value Fund	Class C	9.54%

	Columbia Overseas Value Fund	Class Inst.	7.31%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Pacific/Asia Fund	Class C	7.08%

	Columbia Pacific/Asia Fund	Class Inst.	12.87%

	Columbia Quality Income Fund	Class C	10.28%

	Columbia Real Estate Equity Fund	Class C	5.39%

	Columbia Select Global Equity Fund	Class C	7.68%

	Columbia Select Large Cap Equity Fund	Class C	13.39%

	Columbia Select Large Cap Growth Fund	Class A	5.28%

	Columbia Select Large Cap Growth Fund	Class C	14.28%

	Columbia Select Large Cap Growth Fund	Class Inst.	5.08%

	Columbia Select Large Cap Value Fund	Class A	6.24%

	Columbia Select Large Cap Value Fund	Class C	19.37%

	Columbia Select Large Cap Value Fund	Class Inst.	5.23%

	Columbia Select Mid Cap Value Fund	Class C	11.59%

	Columbia Select Small Cap Value Fund	Class C	13.14%

	Columbia Select Small Cap Value Fund	Class Inst.	6.72%

	Columbia Seligman Communications and Information Fund	Class A	9.15%

	Columbia Seligman Communications and Information Fund	Class C	17.61%

	Columbia Seligman Communications and Information Fund	Class Inst.	15.05%

	Columbia Seligman Global Technology Fund	Class C	12.22%

	Columbia Seligman Global Technology Fund	Class Inst.	11.54%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Short Term Bond Fund	Class C	12.87%

	Columbia Short Term Bond Fund	Class Inst.	9.25%

	Columbia Short Term Municipal Bond Fund	Class A	6.21%

	Columbia Short Term Municipal Bond Fund	Class C	13.25%

	Columbia Short Term Municipal Bond Fund	Class Inst.	7.14%

	Columbia Small Cap Growth Fund I	Class C	23.43%

	Columbia Small Cap Growth Fund I	Class Inst.	6.05%

	Columbia Small Cap Value Fund I	Class A	5.09%

	Columbia Small Cap Value Fund I	Class C	12.95%

	Columbia Small Cap Value Fund II	Class C	8.73%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class A	5.05%

	Columbia South Carolina Intermediate Municipal Bond Fund	Class C	26.48%

	Columbia Strategic California Municipal Income Fund	Class A	9.07%

	Columbia Strategic California Municipal Income Fund	Class C	24.78%

	Columbia Strategic Income Fund	Class C	15.89%

	Columbia Strategic Income Fund	Class Inst.	8.84%

	Columbia Strategic Municipal Income Fund	Class C	9.98%

	Columbia Strategic New York Municipal Income Fund	Class A	5.10%

	Columbia Strategic New York Municipal Income Fund	Class C	16.52%

Shareholder Name and Address	Fund	Class	Percentage of Class

	Columbia Tax-Exempt Fund	Class Adv	16.28%

	Columbia Tax-Exempt Fund	Class C	5.13%

	Columbia Total Return Bond Fund	Class C	10.32%

	Columbia U.S. Social Bond Fund	Class C	16.73%

	Columbia U.S. Social Bond Fund	Class Inst.	10.71%

	Columbia Virginia Intermediate Municipal Bond Fund	Class A	6.51%

	Columbia Virginia Intermediate Municipal Bond Fund	Class C	21.44%

	Columbia Virginia Intermediate Municipal Bond Fund	Class Inst.	18.48%

WRIGHT – FIRST NATIONAL HUNTSVILLE FIRST NATIONAL HUNTSVILLE COMPANY 1300 11TH STREET HUNTSVILLE TX 77340-3802	Columbia U.S. Treasury Index Fund	Class A	5.55%

	Columbia Select Large Cap Value Fund	Class Inst. 2	18.39%

		Class C	19.21%

American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation is a subsidiary of Bank of America Corporation.

Pershing LLC, a Delaware limited liability company, is a subsidiary of The Bank of New York Mellon Corporation.

UBS Financial Services Inc., a Delaware corporation, is a subsidiary of UBS Group AG.

The Investment Manager, a Minnesota limited liability company, is a wholly owned subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of the outstanding voting shares of a Fund.

APPENDIX C — FISCAL YEAR END FOR EACH FUND

In connection with information provided in this Joint Proxy Statement, the following table lists the fiscal year-end for each Fund.

Fiscal Year	Fund	Trust
Fiscal year ending January 31	Columbia Capital Allocation Moderate Aggressive Portfolio	CFST
	Columbia Capital Allocation Moderate Conservative Portfolio	CFST
	Columbia Capital Allocation Aggressive Portfolio	CFST II
	Columbia Capital Allocation Conservative Portfolio	CFST II
	Columbia Capital Allocation Moderate Portfolio	CFST II
	Columbia Income Builder Fund	CFST II

Fiscal year ending February 28/29	Columbia Convertible Securities Fund	CFST
	Columbia Large Cap Enhanced Core Fund	CFST
	Columbia Large Cap Growth Opportunity Fund	CFST
	Columbia Large Cap Index Fund	CFST
	Columbia Mid Cap Index Fund	CFST
	Columbia Overseas Value Fund	CFST
	Columbia Select Large Cap Equity Fund	CFST
	Columbia Select Mid Cap Value Fund	CFST
	Columbia Small Cap Index Fund	CFST
	Columbia Small Cap Value Fund II	CFST
	Columbia Global Equity Value Fund	CFST II
	Columbia Overseas Core Fund	CFST II

Fiscal year ending March 31	Columbia EM Core ex-China ETF	CETF II
	Columbia Emerging Markets Consumer ETF	CETF II
	Columbia India Consumer ETF	CETF II
	Columbia Short Term Bond Fund	CFST
	Columbia Adaptive Retirement 2020 Fund	CFST I
	Columbia Adaptive Retirement 2025 Fund	CFST I
	Columbia Adaptive Retirement 2030 Fund	CFST I
	Columbia Adaptive Retirement 2035 Fund	CFST I
	Columbia Adaptive Retirement 2040 Fund	CFST I
	Columbia Adaptive Retirement 2045 Fund	CFST I
	Columbia Adaptive Retirement 2050 Fund	CFST I
	Columbia Adaptive Retirement 2055 Fund	CFST I

Fiscal Year	Fund	Trust
	Columbia Adaptive Retirement 2060 Fund	CFST I
	Columbia Pacific/Asia Fund	CFST I
	Columbia Select Large Cap Growth Fund	CFST I
	Columbia Solutions Aggressive Portfolio	CFST I
	Columbia Solutions Conservative Portfolio	CFST I
	Multi-Manager Growth Strategies Fund	CFST I

Fiscal year ending April 30	Columbia California Intermediate Municipal Bond Fund	CFST
	Columbia Georgia Intermediate Municipal Bond Fund	CFST
	Columbia Maryland Intermediate Municipal Bond Fund	CFST
	Columbia North Carolina Intermediate Municipal Bond Fund	CFST
	Columbia Short Term Municipal Bond Fund	CFST
	Columbia South Carolina Intermediate Municipal Bond Fund	CFST
	Columbia Virginia Intermediate Municipal Bond Fund	CFST
	Columbia Bond Fund	CFST I
	Columbia Corporate Income Fund	CFST I
	Columbia Multi-Asset Income Fund	CFST I
	Columbia Small Cap Value Fund I	CFST I
	Columbia Total Return Bond Fund	CFST I
	Columbia U.S. Treasury Index Fund	CFST I
	Multi-Manager Directional Alternative Strategies Fund	CFST I

Fiscal year ending May 31	Columbia Adaptive Risk Allocation Fund	CFST I
	Columbia Dividend Income Fund	CFST I
	Columbia High Yield Municipal Fund	CFST I
	Columbia Multi Strategy Alternatives Fund	CFST I
	Columbia Commodity Strategy Fund	CFST II
	Columbia Dividend Opportunity Fund	CFST II
	Columbia Flexible Capital Income Fund	CFST II
	Columbia High Yield Bond Fund	CFST II
	Columbia Large Cap Value Fund	CFST II
	Columbia Mortgage Opportunities Fund	CFST II
	Columbia Quality Income Fund	CFST II
	Columbia Select Large Cap Value Fund	CFST II
	Columbia Select Small Cap Value Fund	CFST II
	Columbia Seligman Communications and Information Fund	CFST II
	Multi-Manager Value Strategies Fund	CFST II

Fiscal Year	Fund	Trust

Fiscal year ending July 31	Columbia Large Cap Growth Fund	CFST I
	Columbia Oregon Intermediate Municipal Bond Fund	CFST I
	Columbia Tax-Exempt Fund	CFST I
	Columbia U.S. Social Bond Fund	CFST I
	Columbia Ultra Short Term Bond Fund	CFST I
	Columbia Disciplined Core Fund	CFST II
	Columbia Disciplined Growth Fund	CFST II
	Columbia Disciplined Value Fund	CFST II
	Columbia Floating Rate Fund	CFST II
	Columbia Global Opportunities Fund	CFST II
	Columbia Government Money Market Fund	CFST II
	Columbia Income Opportunities Fund	CFST II
	Columbia Limited Duration Credit Fund	CFST II
	Columbia Minnesota Tax-Exempt Fund	CFST II
	Columbia Short-Term Cash Fund	CFST II
	Columbia Strategic Municipal Income Fund	CFST II

Fiscal year ending August 31	Columbia Balanced Fund	CFST I
	Columbia Contrarian Core Fund	CFST I
	Columbia Emerging Markets Fund	CFST I
	Columbia Global Technology Growth Fund	CFST I
	Columbia Greater China Fund	CFST I
	Columbia International Dividend Income Fund	CFST I
	Columbia Mid Cap Growth Fund	CFST I
	Columbia Small Cap Growth Fund I	CFST I
	Columbia Strategic Income Fund	CFST I
	Multi-Manager Alternative Strategies Fund	CFST I
	Multi-Manager International Equity Strategies Fund	CFST I
	Multi-Manager Small Cap Equity Strategies Fund	CFST I
	Multi-Manager Total Return Bond Strategies Fund	CFST I
	Multisector Bond SMA Completion Portfolio	CFST I
	Overseas SMA Completion Portfolio	CFST I
	Columbia Emerging Markets Bond Fund	CFST II

Fiscal year ending October 31	Columbia Diversified Fixed Income Allocation ETF	CETF I
	Columbia Multi-Sector Municipal Income ETF	CETF I
	Columbia Research Enhanced Core ETF	CETF I
	Columbia Research Enhanced Value ETF	CETF I

Fiscal Year	Fund	Trust
	Columbia Sustainable International Equity Income ETF	CETF I
	Columbia Sustainable U.S. Equity Income ETF	CETF I
	Columbia Connecticut Intermediate Municipal Bond Fund	CFST I
	Columbia Intermediate Municipal Bond Fund	CFST I
	Columbia Massachusetts Intermediate Municipal Bond Fund	CFST I
	Columbia New York Intermediate Municipal Bond Fund	CFST I
	Columbia Strategic California Municipal Income Fund	CFST I
	Columbia Strategic New York Municipal Income Fund	CFST I
	Columbia Select Global Equity Fund	CFST II
	Columbia Seligman Global Technology Fund	CFST II

Fiscal year ending December 31	Columbia Real Estate Equity Fund	CFST I

APPENDIX D — AMENDMENTS TO EACH TRUST’S DECLARATION OF TRUST AND BY-LAWS

Effective October 9, 2020, each Trust’s Declaration of Trust and By-Laws were amended as indicated below:

1.     The following article was added at the end of each Declaration of Trust:

Supplemental Governance Provisions

Notwithstanding any provision to the contrary in this Declaration of Trust or in the By-Laws,

(a)

Through December 31, 2021, unless this Declaration of Trust or applicable law requires a higher percentage vote, the affirmative vote of at least 66 2/3% of the Trustees then in office shall be required for appointment or removal of the chair or any co-chair of any committee of the Trustees;

(b)

Through December 1, 2022, unless this Declaration of Trust or applicable law requires a higher percentage vote, the affirmative vote of at least 66 2/3% of the Trustees then in office shall be required for:

(1)	Creation or elimination of any committee of the Trustees;

(2)	Adoption, rescission or any material modification of the charter of any committee of the Trustees; or

(3)	Appointment or removal of any member of any committee of the Trustees.

(c)

Provided that both Catherine James Paglia and Douglas A. Hacker are then Trustees, from January 1, 2021 through December 31, 2022, Catherine James Paglia and Douglas A. Hacker shall serve as the two co-chairs of the Trustees, provided that, (A) if at any time Hacker shall cease to serve as co-chair, his successor as co-chair shall be designated by vote of a majority of the Trustees then in office who were serving as trustees of Columbia Funds Variable Insurance Trust on August 1, 2020, and (B) if at any time Paglia shall cease to serve as co-chair, her successor as co-chair shall be designated by vote of a majority of the Trustees then in office who were serving as Trustees of Columbia Funds Series Trust on August 1, 2020; and

(d)

Unless this Declaration of Trust or applicable law requires a higher percentage, the provisions of this [Article] may be amended only by the affirmative vote of at least 66 2/3% of the Trustees then in office.

2.    Section 1 of Article IV of the Declaration of Trust for each of CETF I, CETF II, CFST I and CFST II was amended by replacing the text therein with the following:

The number of Trustees constituting the Board shall be as fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by at least 66 2/3% of the Trustees. Subject to any retirement policy adopted by the Trustees, each Trustee shall hold office until his or her successor is elected or the Trust terminates, except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least 66 2/3% of the other Trustees, specifying the effective date of removal; and (c) if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the Shareholders by a vote of at least 66 2/3% of the outstanding Shares. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. Notwithstanding any provision to the contrary contained in this Declaration of Trust, this Section 1 may not be amended to reduce the percentage vote required to change the number of Trustees or to remove a Trustee without the approval of at least 66 2/3% of the Trustees.

3.    Section 2 of Article V of the Declaration of Trust for each of CETF I, CFST I and CFST II were amended by replacing the third sentence thereof with the following and Section 3 of Article VIII of the Declaration of Trust for CFST was amended by replacing the first sentence thereof with the following:

A meeting of Shareholders may be held at any place (or virtually by telephonic or any electronic means) designated by the Trustees.

4.    Article VII of the Declaration of Trust for CFST(1) is hereby amended and replaced in its entirety and Section 2 of Article VII of the Declaration of Trust for CETF II is hereby amended by replacing the text therein with the following:

[SECTION 1. TRUSTEES, OFFICERS, ETC.] Each of the Trust’s Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and each of its other Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (i.e., those who are employees or officers of any investment adviser to the Trust or any affiliated person thereof) the indemnification of whom shall have been approved by the Trustees (hereinafter referred to as a “Covered Person”) shall be indemnified and held harmless by the Trust to the fullest extent authorized by applicable law, as the same may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Trust to provide broader indemnification rights than the law permitted the Trust to provide prior to such amendment) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, any expenses of establishing a right to indemnification under this Article [Section], and counsel fees reasonably incurred by any Covered Person, in connection with the defense or disposition of any pending, threatened, or contemplated action, suit or other proceeding, whether civil, criminal or administrative proceedings, formal or informal regulatory investigations or inquiries, or other proceedings, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise (including, without limitation, as a witness) or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. To the maximum extent permitted by applicable law, expenses, including counsel fees, so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article[Section], provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will ultimately be found entitled to indemnification under this Article[Section]. For purposes of the determination or opinion referred to in clause (c), the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

[SECTION 2. COMPROMISE PAYMENT.] As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person has not acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person has acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.    Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

[SECTION 3. INDEMNIFICATION NOT EXCLUSIVE.] The right of indemnification and to the payment of expenses prior to any final determination hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article [Section], the term “Covered Person” shall include such person’s heirs, executors and administrators; and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (or exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article [Section] shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(1)	Text in brackets is specific to CFST and not included in CETF II.

5.    The Board of each of CETF I, CFST I and CFST II has amended its By-Laws to make the indemnification provisions more consistent across the Trusts and other funds to be overseen by the combined board. The revised By-Laws provide as follows:

Trustees, Officers, etc. Each of the Trust’s Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Trust or any affiliated person thereof and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and each of its other Trustees and officers (including persons who serve at the Trust’s request as directors, officers or Trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise)

(i.e., those who are employees or officers of any investment adviser to the Trust or any affiliated person thereof) the indemnification of whom shall have been approved by the Trustees (hereinafter referred to as a “Covered Person”) shall be indemnified and held harmless by the Trust to the fullest extent authorized by applicable law, as the same may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Trust to provide broader indemnification rights than the law permitted the Trust to provide prior to such amendment) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, any expenses of establishing a right to indemnification under this Article, and counsel fees reasonably incurred by any Covered Person, in connection with the defense or disposition of any pending, threatened, or contemplated action, suit or other proceeding, whether civil, criminal or administrative proceedings, formal or informal regulatory investigations or inquiries, or other proceedings, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise (including, without limitation, as a witness) or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. To the maximum extent permitted by applicable law, expenses, including counsel fees, so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will ultimately be found entitled to indemnification under this Article. For purposes of the determination or opinion referred to in clause (c), the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person has not acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person has acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.    Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Indemnification Not Exclusive. The right of indemnification and to the payment of expenses prior to any final determination hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article, the term “Covered Person” shall include such person’s heirs, executors and administrators; and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (or exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

6.    The Board of CETF II has amended the first sentence of Section 1 of Article II of its By-Laws and has amended and replaced in its entirety Section 2 of Article II of its By-laws to make the shareholder meeting provisions consistent across the Trusts and other funds to be overseen by the combined board. The revised By-Laws for CETF II provide as follows:

Section 1. PLACE OF MEETINGS. Meetings of Shareholders may be held at any place (or virtually by telephonic or any electronic means) designated by the Trustees.

Section 2. MEETINGS.

(a) The Trust shall not hold annual meetings, unless required by law.

(b) The secretary shall call a special meeting of Shareholders of any Series or Class whenever ordered by the Trustees or by the president for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or provided in the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees or the president to be necessary or desirable. The secretary also shall call a special meeting of Shareholders of any Series or Class upon the written request of Shareholders owning at least twenty-five percent (25%) (or 10% to the extent required by Section 16 of the 1940 Act) of the Shares of such Series or Class entitled to vote at such meeting; provided, that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such Shareholders. If the secretary fails for more than thirty days to call a special meeting when required to do so, the Trustees or the Shareholders requesting such a meeting may, in the name of the secretary, call the meeting by giving the required notice. The secretary shall not call a special meeting upon the request of Shareholders of any Series or Class to consider any matter that is substantially the same as a matter voted upon at any special meeting of Shareholders of such Series or Class held during the preceding twelve months, unless requested by the holders of a majority of the Shares of such Series or Class entitled to be voted at such meeting.

APPENDIX E-1 — GOVERNANCE COMMITTEE CHARTER – COLUMBIA ATLANTIC BOARD

1.

The Governance Committee (the “Committee”) of the funds supervised by the Columbia Atlantic Board (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2.	The functions of the Committee are:

(a)	To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b)	To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c)	To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)	To review committee chair assignments and committee assignments on an annual basis;

(e)

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)	To plan and administer the Board’s annual self-evaluation process;

(g)	To consider the structure, operations and effectiveness of the Committee annually;

(h)

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

(i)	To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3.	The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.	The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

E1-1

APPENDIX E-2 — BOARD GOVERNANCE COMMITTEE CHARTER – COLUMBIA FUNDS BOARD

Introduction

The Board of Directors/Trustees (the “Board”) is responsible for protecting the interests of each Fund under its governance (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters

¡	Make recommendations to the Board on:

➢	The responsibilities and duties of the Board;

➢

The criteria to be used to determine the size and structure of the Board and its committees, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);

➢

The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders; (1)

➢	The process for conducting the annual evaluation of the Board’s performance;

➢	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and

➢	The compensation to be paid to the Independent Directors.

¡

Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.

¡	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.

¡	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

¡	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.

•	Reporting to Board

¡

The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

E2-1

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee generally meets in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws. The Committee may meet periodically by telephone to address regular (ongoing) or special items.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Further, with respect to exchange traded Funds, each member of the Committee shall meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members, Fund Counsel and/or Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008. Most recently reviewed by the Board on November 20, 2019.

(1)

To the extent the Board has oversight over exchange traded Funds (“ETFs”), the Committee, when considering candidates to serve as “independent” Board members, shall identify and recommend for nomination candidates to serve as members of the Board of the ETFs and/or members of a committee thereof who are not “interested persons” of the ETFs as that term is defined in the 1940 Act and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Further, the Committee shall evaluate and make recommendations to the Board regarding potential candidates who are “interested persons” of the Funds as that term is defined in the 1940 Act.

E2-2

APPENDIX F — NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Columbia Atlantic Board

Fiscal Period	Board	Audit Committee	Governance Committee	Advisory Fees & Expenses Committee	Compliance Committee	Investment Oversight Committee	Product & Distribution Committee
Fiscal year ending March 31	6	5	7	6	5	13	5
Fiscal year ending April 30	6	5	5	7	5	13	4
Fiscal year ending May 31	6	4	4	6	4	11	4
Fiscal year ending July 31	6	5	5	6	5	11	5
Fiscal year ending August 31	6	5	5	6	5	12	5
Fiscal year ending October 31	6	4	5	5	4	9	4
Fiscal year ending December 31	6	4	5	5	4	10	4

Columbia Funds Board

Fiscal Period	Board	Audit Committee	Compliance Committee	Contracts Committee	Executive Committee	Board Governance Committee	Investment Review Committee
Fiscal year ending January 31	6	5	4	5	4	6	7
Fiscal year ending February 29	6	5	5	6	5	7	8
Fiscal year ending March 31	6	5	5	6	5	6	8
Fiscal year ending April 30	6	5	5	7	4	6	6
Fiscal year ending May 31	6	5	5	7	4	6	6
Fiscal year ending July 31	6	6	5	6	6	7	8
Fiscal year ending August 31	6	6	5	6	6	7	8
Fiscal year ending October 31	6	6	5	6	6	7	8

F-1

APPENDIX G — SHARE OWNERSHIP OF NOMINEES

Beneficial Ownership of Equity Securities by the Nominees in the Funds and in Family of Investment Companies

The following table sets forth, for each Nominee, the aggregate dollar range of shares owned by the Nominees as of September 30, 2020 in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Securities Exchange Act of 1934, as amended).

Nominees who are not “interested persons” of the Funds
Janet L. Carrig	Over $	100,000
J. Kevin Connaughton	Over $	100,000
Olive Darragh		None(a)
Douglas A. Hacker	Over $	100,000
Nancy T. Lukitsh	Over $	100,000
David Moffett	Over $	100,000	(b)
Natalie A. Trunow	Over $	100,000	(b)
George S. Batejan	Over $	100,000
Kathleen Blatz	Over $	100,000
Pamela G. Carlton	Over $	100,000	(b)
Patricia M. Flynn	Over $	100,000	(b)
Brian J. Gallagher	Over $	100,000
Catherine James Paglia	Over $	100,000
Anthony M. Santomero	Over $	100,000	(b)
Minor M. Shaw	Over $	100,000	(b)(c)
Sandra Yeager	Over $	100,000	(b)
Nominee who is an “interested person” of the Funds
Christopher O. Petersen	Over $	100,000

(a)	As of October 7, 2020, Ms. Darragh owns shares of the Funds’ “Family of Investment Companies” valued at over $100,000.
(b)

Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee.

(c)

Nominee invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown in the table includes the value of his or her interest in this plan determined as if his or her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

Nominee Holdings in Each Fund

The following table lists the dollar range of equity securities beneficially owned by each Nominee in each Fund as of October 1, 2020, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The tables only include ownership of Columba Funds overseen by the Trustees; Trustees may own shares of other Columbia Funds they do not oversee.

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton	Janet L. Carrig	J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn	Brian J. Gallagher		Douglas A. Hacker
Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF	A	A	A	A	A	A	A	A		A
Columbia Multi-Sector Municipal Income ETF	A	A	A	A	A	A	A	A		A
Columbia Research Enhanced Core ETF	A	A	A	A	A	A	A	A		A
Columbia Research Enhanced Value ETF	A	A	A	A	A	A	A	A		A
Columbia Sustainable International Equity Income ETF	A	A	A	A	A	A	A	A		A
Columbia Sustainable U.S. Equity Income ETF	A	A	A	A	A	A	A	A		A
Columbia ETF Trust II
Columbia EM Core ex-China ETF	A	A	A	A	A	A	A	A		A
Columbia Emerging Markets Consumer ETF	C	A	A	A	A	A	A	A		A
Columbia India Consumer ETF	A	A	A	A	A	A	A	A		A
Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund	A	A	A	A	A	A	A	A		A
Columbia Capital Allocation Moderate Aggressive Portfolio	A	A	A	A	A	A	A	E	(a)	A
Columbia Capital Allocation Moderate Conservative Portfolio	A	A	A	A	A	A	A	A		A
Columbia Convertible Securities Fund	A	A	A	A	D	A	A	A		A
Columbia Georgia Intermediate Municipal Bond Fund	A	A	A	A	A	A	A	A		A

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton	Janet L. Carrig	J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn		Brian J. Gallagher		Douglas A. Hacker
Columbia Large Cap Enhanced Core Fund	A	A	A	A	A	A	A		A		A
Columbia Large Cap Growth Opportunity Fund	A	A	A	A	A	A	A		A		A
Columbia Large Cap Index Fund	A	A	A	A	A	A	A		A		A
Columbia Maryland Intermediate Municipal Bond Fund	A	A	A	A	A	A	A		A		A
Columbia Mid Cap Index Fund	A	A	A	A	A	A	A		A		A
Columbia North Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A	A		A		A
Columbia Overseas Value Fund	A	A	A	A	A	A	A		E	(a)	A
Columbia Select Large Cap Equity Fund	A	A	A	A	A	A	A		A		A
Columbia Select Mid Cap Value Fund	A	A	A	A	A	A	A		A		E
Columbia Short Term Bond Fund	A	A	A	A	A	A	E	(a)	A		A
Columbia Short Term Municipal Bond Fund	A	A	A	A	A	A	A		A		A
Columbia Small Cap Index Fund	A	A	A	A	A	A	A		A		A
Columbia Small Cap Value Fund II	A	A	A	A	A	A	A		A		A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A	A	A	A	A	A		A		A
Columbia Virginia Intermediate Municipal Bond Fund	A	A	A	A	A	A	A		A		A
Columbia Funds Series Trust I									A
Columbia Adaptive Retirement 2020 Fund	A	A	A	A	A	A	A		A		A
Columbia Adaptive Retirement 2025 Fund	A	A	A	A	A	A	A		A		A
Columbia Adaptive Retirement 2030 Fund	A	A	A	A	A	A	A		A		A
Columbia Adaptive Retirement 2035 Fund	A	A	A	A	A	A	A		A		A
Columbia Adaptive Retirement 2040 Fund	A	A	A	A	A	A	A		A		A
Columbia Adaptive Retirement 2045 Fund	A	A	A	A	A	A	A		A		A

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton	Janet L. Carrig		J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn	Brian J. Gallagher	Douglas A. Hacker
Columbia Adaptive Retirement 2050 Fund	A	A	A	A		A	A	A	A	A
Columbia Adaptive Retirement 2055 Fund	A	A	A	A		A	A	A	A	A
Columbia Adaptive Retirement 2060 Fund	A	A	A	A		A	A	A	A	A
Columbia Adaptive Risk Allocation Fund	A	A	A	A		D	A	A	A	E
Columbia Balanced Fund	A	A	A	E		C	A	A	A	A
Columbia Bond Fund	A	A	A	A		A	A	A	A	A
Columbia Connecticut Intermediate Municipal Bond Fund	A	A	A	A		A	A	A	A	A
Columbia Contrarian Core Fund	A	A	A	E		D	A	A	A	A
Columbia Corporate Income Fund	A	A	A	A		A	A	A	A	A
Columbia Dividend Income Fund	A	A	A	E	(a)	D	A	A	A	A
Columbia Emerging Markets Fund	A	E	A	A		C	A	A	A	A
Columbia Global Technology Growth Fund	A	A	A	A		A	A	A	A	A
Columbia Greater China Fund	A	A	A	A		C	A	A	A	A
Columbia High Yield Municipal Fund	A	A	A	A		A	A	A	A	A
Columbia Intermediate Municipal Bond Fund	A	A	A	A		A	A	A	A	A
Columbia International Dividend Income Fund	A	A	A	A		A	A	A	A	A
Columbia Large Cap Growth Fund	A	A	A	E		A	A	A	A	A
Columbia Massachusetts Intermediate Municipal Bond Fund	A	A	A	A		A	A	A	A	A
Columbia Mid Cap Growth Fund	A	A	A	A		A	A	A	A	E
Columbia Multi-Asset Income Fund	A	A	A	A		A	A	A	A	E
Columbia Multi Strategy Alternatives Fund	A	A	A	A		A	A	A	A	A
Columbia New York Intermediate Municipal Bond Fund	A	A	A	A		A	A	A	A	A

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton	Janet L. Carrig	J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn	Brian J. Gallagher	Douglas A. Hacker
Columbia Oregon Intermediate Municipal Bond Fund	A	A	A	A	A	A	A	A	A
Columbia Pacific/Asia Fund	A	A	A	A	A	A	A	A	A
Columbia Real Estate Equity Fund	A	A	A	A	A	A	A	A	A
Columbia Select Large Cap Growth Fund	A	A	A	A	D	A	A	A	E
Columbia Small Cap Growth Fund I	A	A	A	A	D	A	A	A	E
Columbia Small Cap Value Fund I	E	A	A	A	A	A	A	A	A
Columbia Solutions Aggressive Portfolio	A	A	A	A	A	A	A	A	A
Columbia Solutions Conservative Portfolio	A	A	A	A	A	A	A	A	A
Columbia Strategic California Municipal Income Fund	A	A	A	A	A	A	A	A	A
Columbia Strategic Income Fund	A	A	A	A	C	A	A	A	A
Columbia Strategic New York Municipal Income Fund	A	A	A	A	A	A	A	A	A
Columbia Tax-Exempt Fund	A	B	A	A	A	A	A	A	A
Columbia Total Return Bond Fund	A	A	A	A	A	A	A	A	A
Columbia U.S. Social Bond Fund	A	A	A	A	A	A	A	A	A
Columbia U.S. Treasury Index Fund	A	A	A	A	A	A	A	A	A
Columbia Ultra Short Term Bond Fund	A	A	A	A	A	A	A	A	A
Multi-Manager Alternative Strategies Fund	A	A	A	A	A	A	A	A	A
Multi-Manager Directional Alternative Strategies Fund	A	A	A	A	A	A	A	A	A
Multi-Manager Growth Strategies Fund	A	A	A	A	A	A	A	A	A
Multi-Manager International Equity Strategies Fund	A	A	A	A	A	A	A	A	A
Multi-Manager Small Cap Equity Strategies Fund	A	A	A	A	A	A	A	A	A
Multi-Manager Total Return Bond Strategies Fund	A	A	A	A	A	A	A	A	A

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton		Janet L. Carrig	J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn		Brian J. Gallagher		Douglas A. Hacker
Multisector Bond SMA Completion Portfolio	A	A	A		A	A	A	A		A		A
Overseas SMA Completion Portfolio	A	A	A		A	A	A	A		A		A
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	A	A	E	(a)	A	A	A	A		D	(a)	A
Columbia Capital Allocation Conservative Portfolio	A	A	A		A	A	A	A		A		A
Columbia Capital Allocation Moderate Portfolio	A	A	A		A	A	A	A		A		A
Columbia Commodity Strategy Fund	A	A	A		A	A	A	A		A		A
Columbia Disciplined Core Fund	A	A	A		A	A	A	E	(a)	A		A
Columbia Disciplined Growth Fund	A	A	A		A	A	A	A		A		A
Columbia Disciplined Value Fund	D	A	A		A	A	A	E	(a)	A		A
Columbia Dividend Opportunity Fund	E	E	A		A	A	A	A		A		A
Columbia Emerging Markets Bond Fund	A	A	A		A	A	A	A		A		A
Columbia Flexible Capital Income Fund	A	A	A		A	A	A	E	(a)	A		A
Columbia Floating Rate Fund	A	A	A		A	A	A	E	(a)	D		A
Columbia Global Equity Value Fund	A	E	A		A	A	A	A		E		A
Columbia Global Opportunities Fund	A	A	A		A	A	A	C		A		A
Columbia Government Money Market Fund	A	A	C	(a)	A	A	E	C	(a)	B	(a)	A
Columbia High Yield Bond Fund	A	A	A		A	A	A	A		A		E
Columbia Income Builder Fund	A	A	A		A	A	A	A		E		A
Columbia Income Opportunities Fund	A	A	A		A	A	A	A		A		A
Columbia Large Cap Value Fund	A	A	A		A	A	A	A		A		A
Columbia Limited Duration Credit Fund	A	A	A		A	A	A	E	(a)	A		A
Columbia Minnesota Tax-Exempt Fund	A	A	A		A	A	A	A		A		A

Independent Nominees
	George S. Batejan	Kathleen Blatz	Pamela G. Carlton		Janet L. Carrig	J. Kevin Connaughton	Olive Darragh	Patricia M. Flynn		Brian J. Gallagher		Douglas A. Hacker
Columbia Mortgage Opportunities Fund	A	A	A		A	A	A	A		A		A
Columbia Overseas Core Fund	D	A	A		A	A	A	A		A		A
Columbia Quality Income Fund	A	D	A		A	A	A	A		A		A
Columbia Select Global Equity Fund	A	A	A		A	A	A	A		A		A
Columbia Select Large Cap Value Fund	E	A	A		A	A	A	A		A		A
Columbia Select Small Cap Value Fund	A	A	A		A	A	A	A		A		A
Columbia Seligman Communications and Information Fund	A	E	E	(a)	A	A	A	A		A		A
Columbia Seligman Global Technology Fund	A	B	A		A	A	A	E	(a)	A		A
Columbia Short-Term Cash Fund	A	A	A		A	A	A	A		A		A
Columbia Strategic Municipal Income Fund	A	A	A		A	A	A	A		A		A
Multi-Manager Value Strategies Fund	A	A	A		A	A	A	A		E	(a)	A

(a)

Includes the value of compensation payable under a deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee or Consultant.

	Independent Nominees							Interested Nominee
	Nancy T. Lukitsh	David M. Moffett	Catherine J. Paglia	Anthony M. Santomero	Minor M. Shaw	Natalie A. Trunow	Sandra Yeager	Christopher O. Petersen
Columbia ETF Trust I
Columbia Diversified Fixed Income Allocation ETF	A	A	A	A	A	A	A	A
Columbia Multi-Sector Municipal Income ETF	A	A	A	A	A	A	A	A
Columbia Research Enhanced Core ETF	A	A	A	A	A	A	A	A
Columbia Research Enhanced Value ETF	A	A	A	A	A	A	A	A
Columbia Sustainable International Equity Income ETF	A	A	A	A	A	A	A	A
Columbia Sustainable U.S. Equity Income ETF	A	A	A	A	A	A	A	A
Columbia ETF Trust II
Columbia EM Core ex-China ETF	A	A	A	A	A	A	A	A

	Independent Nominees										Interested Nominee
	Nancy T. Lukitsh	David M. Moffett	Catherine J. Paglia	Anthony M. Santomero		Minor M. Shaw		Natalie A. Trunow	Sandra Yeager		Christopher O. Petersen
Columbia Emerging Markets Consumer ETF	A	A	A	A		A		A	A		A
Columbia India Consumer ETF	A	A	A	A		A		A	A		A
Columbia Funds Series Trust
Columbia California Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Capital Allocation Moderate Aggressive Portfolio	A	A	A	A		A		A	A		A
Columbia Capital Allocation Moderate Conservative Portfolio	A	A	A	A		A		A	A		A
Columbia Convertible Securities Fund	A	A	A	A		C	(b)	A	A		A
Columbia Georgia Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Large Cap Enhanced Core Fund	A	A	A	A		A		A	A		A
Columbia Large Cap Growth Opportunity Fund	A	A	A	A		E	(a)	A	A		A
Columbia Large Cap Index Fund	A	A	A	A		E	(b)	A	A		C	(b)
Columbia Maryland Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Mid Cap Index Fund	A	A	A	A		E	(a)	A	D	(a)	B	(b)
Columbia North Carolina Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Overseas Value Fund	A	A	A	A		A		A	A		B
Columbia Select Large Cap Equity Fund	A	A	A	A		A		A	A		A
Columbia Select Mid Cap Value Fund	A	A	A	A		A		A	A		A
Columbia Short Term Bond Fund	A	A	A	E	(a)	B	(b)	A	A		B	(b)
Columbia Short Term Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Small Cap Index Fund	A	A	A	A		E	(a)	A	C	(a)	B	(b)
Columbia Small Cap Value Fund II	A	A	A	A		A		A	A		A
Columbia South Carolina Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A
Columbia Virginia Intermediate Municipal Bond Fund	A	A	A	A		A		A	A		A

	Independent Nominees											Interested Nominee
	Nancy T. Lukitsh	David M. Moffett		Catherine J. Paglia		Anthony M. Santomero	Minor M. Shaw		Natalie A. Trunow	Sandra Yeager		Christopher O. Petersen
Columbia Funds Series Trust I
Columbia Adaptive Retirement 2020 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2025 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2030 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2035 Fund	A	A		A		A	A		A	A		E
Columbia Adaptive Retirement 2040 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2045 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2050 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2055 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Retirement 2060 Fund	A	A		A		A	A		A	A		A
Columbia Adaptive Risk Allocation Fund	A	A		A		A	A		A	A		E
Columbia Balanced Fund	A	A		A		A	A		A	A		E
Columbia Bond Fund	A	A		A		A	A		A	E	(a)	A
Columbia Connecticut Intermediate Municipal Bond Fund	A	A		A		A	A		A	A		A
Columbia Contrarian Core Fund	A	A		E	(a)	A	E	(b)	A	A		D	(a)(b)
Columbia Corporate Income Fund	A	A		A		A	D	(b)	A	A		B	(b)
Columbia Dividend Income Fund	A	A		E	(a)	A	E	(a)	A	A		D
Columbia Emerging Markets Fund	A	A		A		A	A		A	A		C
Columbia Global Technology Growth Fund	E	E	(a)	A		A	A		A	A		A
Columbia Greater China Fund	A	A		A		A	A		A	A		A
Columbia High Yield Municipal Fund	A	A		A		A	A		A	A		A
Columbia Intermediate Municipal Bond Fund	A	A		A		A	A		A	A		A
Columbia International Dividend Income Fund	A	A		A		A	A		A	A		A
Columbia Large Cap Growth Fund	A	A		A		A	A		A	A		A
Columbia Massachusetts Intermediate Municipal Bond Fund	A	A		A		A	A		A	A		A

	Independent Nominees								Interested Nominee
	Nancy T. Lukitsh	David M. Moffett	Catherine J. Paglia	Anthony M. Santomero	Minor M. Shaw		Natalie A. Trunow	Sandra Yeager	Christopher O. Petersen
Columbia Mid Cap Growth Fund	A	A	A	A	A		A	A	A
Columbia Multi-Asset Income Fund	A	A	A	A	A		A	A	A
Columbia Multi Strategy Alternatives Fund	A	A	A	A	A		A	A	A
Columbia New York Intermediate Municipal Bond Fund	A	A	A	A	A		A	A	A
Columbia Oregon Intermediate Municipal Bond Fund	A	A	A	A	A		A	A	A
Columbia Pacific/Asia Fund	A	A	A	A	A		A	A	A
Columbia Real Estate Equity Fund	A	A	A	A	A		A	A	A
Columbia Select Large Cap Growth Fund	A	A	A	A	A		A	A	A
Columbia Small Cap Growth Fund I	A	A	A	A	A		A	A	C
Columbia Small Cap Value Fund I	A	A	A	A	A		A	A	A
Columbia Solutions Aggressive Portfolio	A	A	A	A	A		A	A	A
Columbia Solutions Conservative Portfolio	A	A	A	A	A		A	A	A
Columbia Strategic California Municipal Income Fund	A	A	A	A	A		A	A	A
Columbia Strategic Income Fund	A	A	A	A	A		A	A	C
Columbia Strategic New York Municipal Income Fund	A	A	A	A	A		A	A	A
Columbia Tax-Exempt Fund	A	A	A	A	A		A	A	A
Columbia Total Return Bond Fund	A	A	A	A	E	(b)	A	A	C	(a)(b)
Columbia U.S. Social Bond Fund	A	A	A	A	A		A	A	A
Columbia U.S. Treasury Index Fund	A	A	A	A	E	(b)	A	A	C	(b)
Columbia Ultra Short Term Bond Fund	A	A	A	A	E	(b)	A	A	C	(b)
Multi-Manager Alternative Strategies Fund	A	A	A	A	A		A	A	C
Multi-Manager Directional Alternative Strategies Fund	A	A	A	A	A		A	A	B
Multi-Manager Growth Strategies Fund	A	A	A	A	A		A	A	A
Multi-Manager International Equity Strategies Fund	A	A	A	A	A		A	A	A
Multi-Manager Small Cap Equity Strategies Fund	A	A	A	A	A		A	A	C

	Independent Nominees												Interested Nominee
	Nancy T. Lukitsh	David M. Moffett	Catherine J. Paglia		Anthony M. Santomero		Minor M. Shaw		Natalie A. Trunow		Sandra Yeager		Christopher O. Petersen
Multi-Manager Total Return Bond Strategies Fund	A	A	A		A		A		A		A		A
Multisector Bond SMA Completion Portfolio	A	A	A		A		A		A		A		A
Overseas SMA Completion Portfolio	A	A	A		A		A		A		A		A
Columbia Funds Series Trust II
Columbia Capital Allocation Aggressive Portfolio	A	A	A		A		A		A		A		C
Columbia Capital Allocation Conservative Portfolio	A	A	A		A		A		A		A		A
Columbia Capital Allocation Moderate Portfolio	A	A	A		A		A		A		A		D
Columbia Commodity Strategy Fund	A	A	A		A		A		A		A		A
Columbia Disciplined Core Fund	A	A	A		A		E	(b)	A		E	(a)	C	(b)
Columbia Disciplined Growth Fund	A	A	A		A		A		A		A		B
Columbia Disciplined Value Fund	A	A	A		A		C	(b)	A		A		B	(b)
Columbia Dividend Opportunity Fund	A	A	A		A		E	(a)	A		A		C
Columbia Emerging Markets Bond Fund	A	A	E		A		B	(b)	A		A		B	(b)
Columbia Flexible Capital Income Fund	A	A	E	(a)	A		A		A		A		D
Columbia Floating Rate Fund	A	A	E	(a)	A		A		A		A		A
Columbia Global Equity Value Fund	A	A	A		A		A		A		A		C
Columbia Global Opportunities Fund	A	A	A		A		A		A		A		C
Columbia Government Money Market Fund	A	A	D	(a)	B	(a)	C	(a)	E	(a)	B	(a)	B	(b)
Columbia High Yield Bond Fund	A	A	A		A		A		A		A		A
Columbia Income Builder Fund	A	A	A		A		A		A		A		A
Columbia Income Opportunities Fund	A	A	A		A		C	(b)	A		A		B	(b)
Columbia Large Cap Value Fund	A	A	A		A		A		A		A		A
Columbia Limited Duration Credit Fund	A	A	A		E	(a)	A		A		A		B
Columbia Minnesota Tax-Exempt Fund	A	A	A		A		A		A		A		D
Columbia Mortgage Opportunities Fund	A	A	E		A		A		A		A		B
Columbia Overseas Core Fund	A	A	A		A		E	(b)	A		A		B	(b)

	Independent Nominees								Interested Nominee
	Nancy T. Lukitsh	David M. Moffett	Catherine J. Paglia	Anthony M. Santomero	Minor M. Shaw		Natalie A. Trunow	Sandra Yeager	Christopher O. Petersen
Columbia Quality Income Fund	A	A	A	A	D	(b)	A	A	B	(b)
Columbia Select Global Equity Fund	A	A	A	A	A		A	A	C
Columbia Select Large Cap Value Fund	A	A	A	A	A		A	A	A
Columbia Select Small Cap Value Fund	A	A	A	A	A		A	A	A
Columbia Seligman Communications and Information Fund	A	A	A	A	A		A	A	A
Columbia Seligman Global Technology Fund	A	A	A	A	A		A	A	A
Columbia Short-Term Cash Fund	A	A	A	A	A		A	A	A
Columbia Strategic Municipal Income Fund	A	A	A	A	A		A	A	D
Multi-Manager Value Strategies Fund	A	A	A	A	A		A	A	C

(a)

Includes the value of compensation payable under a deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Board as specified by the Trustee or Consultant.

(b)

Nominee invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various open-end funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if his or her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.

APPENDIX H — TRUSTEE COMPENSATION

Compensation Paid to Independent Trustees

Total Trustees’ fees paid by each Fund to the Independent Trustees or Consultants to the Independent Trustees are listed below for the fiscal year ended May 31, 2020. Interested Trustees employed by Columbia Threadneedle (or its affiliates) do not receive any compensation from the Funds. No Trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees or Consultants to the Independent Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown. Persons who are employees, officers or directors of Columbia Threadneedle receive no remuneration for serving as Trustees.

Atlantic Trust

Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee or Consultant(a)	Amount Deferred from Total Compensation(b)
Janet L. Carrig	$315,000	$315,000
J. Kevin Connaughton(c)	$295,000	$0
Olive Darragh(c)(d)	$303,833	$0
Douglas A. Hacker	$425,000	$0
Nancy T. Lukitsh	$322,500	$0
David M. Moffett	$316,500	$316,500
John J. Neuhauser	$316,000	$0
Patrick J. Simpson	$319,000	$124,000
Natalie A. Trunow(c)	$295,000	$0
Anne-Lee Verville(e)	$179,000	$0

(a)	Includes any portion of cash compensation Trustees elected to defer during the period.
(b)	The Trustees may elect to defer all or a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Mr. Connaughton and Mses. Darragh and Trunow serve as Consultants to the Independent Trustees of the Atlantic Trust and are compensated at an annual rate of $295,000.
(d)	Ms. Darragh was appointed Consultant to the Independent Trustees effective June 10, 2019, and as such has no compensation prior to such date.
(e)	Ms. Verville served as Trustee until her retirement on December 11, 2019.

Columbia Trusts

Name	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(a)	Amount Deferred from Total Compensation(b)
George S. Batejan	$365,000	$0
Kathleen Blatz	$360,000	$0
Edward Boudreau(c)	$259,583	$160,942
Pamela G. Carlton	$365,000	$109,500
Patricia M. Flynn	$365,000	$298,125
Brian J. Gallagher	$330,000	$165,000
Catherine James Paglia	$411,667	$411,667
Anthony M. Santomero	$335,000	$0
Minor M. Shaw	$325,000	$162,500
Sandra Yeager	$325,000	$162,500

(a)	Includes any portion of cash compensation Trustees elected to defer during the period.
(b)	The Trustees may elect to defer all or a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(c)	Mr. Boudreau served as Trustee until his retirement on December 31, 2019.

Atlantic Trust

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
For Funds with fiscal period ending March 31
Columbia Adaptive Retirement 2020 Fund	$1,461	$2,005	$1,521	$1,487	$1,490	$1,504	$1,091	$1,406	$1,108	$1,406
Amount Deferred	$1,461	$0	$0	$1,487	$0	$587	$0	$0	$0	$762
Columbia Adaptive Retirement 2025 Fund	$1,453	$1,994	$1,513	$1,479	$1,482	$1,496	$1,085	$1,399	$1,102	$1,399
Amount Deferred	$1,453	$0	$0	$1,479	$0	$584	$0	$0	$0	$758
Columbia Adaptive Retirement 2030 Fund	$1,449	$1,989	$1,509	$1,475	$1,478	$1,492	$1,081	$1,395	$1,099	$1,395
Amount Deferred	$1,449	$0	$0	$1,475	$0	$582	$0	$0	$0	$756
Columbia Adaptive Retirement 2035 Fund	$1,449	$1,988	$1,508	$1,475	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,475	$0	$582	$0	$0	$0	$755
Columbia Adaptive Retirement 2040 Fund	$1,449	$1,988	$1,508	$1,474	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,474	$0	$582	$0	$0	$0	$755
Columbia Adaptive Retirement 2045 Fund	$1,449	$1,987	$1,508	$1,474	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,474	$0	$582	$0	$0	$0	$755
Columbia Adaptive Retirement 2050 Fund	$1,449	$1,987	$1,508	$1,474	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,474	$0	$582	$0	$0	$0	$755

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
Columbia Adaptive Retirement 2055 Fund	$1,449	$1,987	$1,508	$1,474	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,474	$0	$582	$0	$0	$0	$755
Columbia Adaptive Retirement 2060 Fund	$1,449	$1,987	$1,508	$1,474	$1,477	$1,491	$1,081	$1,394	$1,098	$1,394
Amount Deferred	$1,449	$0	$0	$1,474	$0	$582	$0	$0	$0	$755
Multi-Manager Growth Strategies Fund	$5,491	$7,514	$5,710	$5,582	$5,590	$5,648	$4,069	$5,248	$4,159	$5,248
Amount Deferred	$5,491	$0	$0	$5,582	$0	$2,228	$0	$0	$0	$2,836
Columbia Pacific/Asia Fund	$1,750	$2,402	$1,821	$1,781	$1,784	$1,801	$1,307	$1,687	$1,328	$1,687
Amount Deferred	$1,750	$0	$0	$1,781	$0	$701	$0	$0	$0	$914
Columbia Select Large Cap Growth Fund	$6,029	$8,345	$6,300	$6,159	$6,176	$6,223	$4,675	$5,942	$4,568	$5,942
Amount Deferred	$6,029	$0	$0	$6,159	$0	$2,354	$0	$0	$0	$3,264
Columbia Solutions Aggressive Portfolio	$1,460	$2,003	$1,519	$1,485	$1,488	$1,502	$1,089	$1,405	$1,107	$1,405
Amount Deferred	$1,460	$0	$0	$1,485	$0	$586	$0	$0	$0	$761
Columbia Solutions Conservative Portfolio	$1,463	$2,008	$1,523	$1,489	$1,492	$1,506	$1,092	$1,408	$1,109	$1,408
Amount Deferred	$1,463	$0	$0	$1,489	$0	$588	$0	$0	$0	$763
For Funds with fiscal period ending April 30
Columbia Bond Fund	$2,267	$3,064	$2,311	$2,279	$2,265	$2,286	$1,290	$2,136	$2,201	$2,136
Amount Deferred	$2,267	$0	$0	$2,279	$0	$874	$0	$0	$0	$1,015

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
Columbia Corporate Income Fund	$3,720	$5,029	$3,792	$3,739	$3,716	$3,751	$2,123	$3,505	$3,620	$3,505
Amount Deferred	$3,720	$0	$0	$3,739	$0	$1,434	$0	$0	$0	$1,668
Multi-Manager Directional Alternative Strategies Fund	$1,969	$2,660	$2,007	$1,979	$1,966	$1,985	$1,133	$1,853	$1,912	$1,853
Amount Deferred	$1,969	$0	$0	$1,979	$0	$762	$0	$0	$0	$884
Columbia Multi-Asset Income Fund	$1,787	$2,414	$1,821	$1,796	$1,784	$1,801	$1,020	$1,681	$1,732	$1,681
Amount Deferred	$1,787	$0	$0	$1,796	$0	$691	$0	$0	$0	$800
Columbia Small Cap Value Fund I	$2,548	$3,443	$2,600	$2,562	$2,546	$2,571	$1,487	$2,396	$2,478	$2,396
Amount Deferred	$2,548	$0	$0	$2,562	$0	$990	$0	$0	$0	$1,148
Columbia Total Return Bond Fund	$5,445	$7,363	$5,554	$5,475	$5,440	$5,492	$3,142	$5,138	$5,298	$5,138
Amount Deferred	$5,445	$0	$0	$5,475	$0	$2,100	$0	$0	$0	$2,451
Columbia U.S. Treasury Index Fund	$3,301	$4,461	$3,363	$3,317	$3,297	$3,326	$1,855	$3,113	$3,198	$3,113
Amount Deferred	$3,301	$0	$0	$3,317	$0	$1,270	$0	$0	$0	$1,472
For Funds with fiscal period ending May 31
Columbia Adaptive Risk Allocation Fund	$7,278	$9,843	$7,459	$7,318	$7,307	$7,375	$4,201	$6,867	$7,090	$6,867
Amount Deferred	$7,278	$0	$0	$7,318	$0	$2,841	$0	$0	$0	$3,278
Columbia Dividend Income Fund	$33,422	$45,062	$34,162	$33,518	$33,485	$33,809	$17,812	$31,326	$32,042	$31,326

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
Amount Deferred	$33,422	$0	$0	$33,518	$0	$13,031	$0	$0	$0	$14,595
Columbia High Yield Municipal Fund	$3,047	$4,118	$3,121	$3,063	$3,057	$3,086	$1,746	$2,871	$2,959	$2,871
Amount Deferred	$3,047	$0	$0	$3,063	$0	$1,190	$0	$0	$0	$1,367
Columbia Multi Strategy Alternatives Fund	$4,155	$5,087	$4,220	$4,169	$4,164	$4,190	$3,030	$2,499	$2,579	$2,499
Amount Deferred	$4,155	$0	$0	$4,169	$0	$2,540	$0	$0	$0	$1,192
For Funds with fiscal period ending July 31
Columbia Large Cap Growth Fund	$8,592	$11,834	$9,085	$8,524	$8,537	$8,944	$8,326	$7,893	$2,404	$7,893
Amount Deferred	$8,592	$0	$0	$8,524	$0	$3,729	$0	$0	$0	$4,933
Columbia Oregon Intermediate Municipal Bond Fund	$2,195	$3,024	$2,321	$2,177	$2,180	$2,285	$2,127	$2,020	$616	$2,020
Amount Deferred	$2,195	$0	$0	$2,177	$0	$950	$0	$0	$0	$1,262
Columbia Tax-Exempt Fund	$8,275	$11,405	$8,751	$8,207	$8,220	$8,615	$8,016	$7,618	$2,323	$7,618
Amount Deferred	$8,275	$0	$0	$8,207	$0	$3,581	$0	$0	$0	$4,761
Columbia U.S. Social Bond Fund	$1,567	$2,159	$1,657	$1,554	$1,557	$1,631	$1,518	$1,443	$445	$1,443
Amount Deferred	$1,567	$0	$0	$1,554	$0	$678	$0	$0	$0	$902
Columbia Ultra Short Term Bond Fund	$3,434	$4,729	$3,630	$3,407	$3,411	$3,573	$3,328	$3,152	$905	$3,152
Amount Deferred	$3,434	$0	$0	$3,407	$0	$1,491	$0	$0	$0	$1,970

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
For Funds with fiscal period ending August 31
Columbia Balanced Fund	$14,882	$20,627	$15,753	$15,017	$15,041	$15,503	$14,669	$14,331	$4,211	$14,331
Amount Deferred	$14,882	$0	$0	$15,017	$0	$6,272	$0	$0	$0	$8,732
Columbia Contrarian Core Fund	$21,724	$30,160	$22,998	$21,951	$21,986	$22,632	$21,444	$20,993	$5,990	$20,993
Amount Deferred	$21,724	$0	$0	$21,951	$0	$9,098	$0	$0	$0	$12,803
Columbia Emerging Markets Fund	$3,989	$5,527	$4,223	$4,023	$4,030	$4,156	$3,930	$3,842	$1,163	$3,842
Amount Deferred	$3,989	$0	$0	$4,023	$0	$1,684	$0	$0	$0	$2,339
Columbia Global Technology Growth Fund	$4,197	$5,793	$4,440	$4,229	$4,236	$4,371	$4,131	$4,003	$1,233	$4,003
Amount Deferred	$4,197	$0	$0	$4,229	$0	$1,798	$0	$0	$0	$2,433
Columbia Greater China Fund	$1,680	$2,327	$1,779	$1,695	$1,698	$1,751	$1,655	$1,615	$484	$1,615
Amount Deferred	$1,680	$0	$0	$1,695	$0	$711	$0	$0	$0	$984
Columbia International Dividend Income Fund	$2,466	$3,416	$2,610	$2,487	$2,491	$2,569	$2,430	$2,372	$701	$2,372
Amount Deferred	$2,466	$0	$0	$2,487	$0	$1,042	$0	$0	$0	$1,445
Columbia Mid Cap Growth Fund	$4,850	$6,719	$5,133	$4,896	$4,903	$5,052	$4,782	$4,665	$1,377	$4,665
Amount Deferred	$4,850	$0	$0	$4,896	$0	$2,048	$0	$0	$0	$2,841
Multi-Manager Alternative Strategies Fund	$2,485	$3,445	$2,631	$2,507	$2,512	$2,589	$2,449	$2,395	$704	$2,395

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
Amount Deferred	$2,485	$0	$0	$2,507	$0	$1,046	$0	$0	$0	$1,459
Multi-Manager International Equity Strategies Fund	$5,186	$7,176	$5,488	$5,230	$5,239	$5,402	$5,109	$4,976	$1,491	$4,976
Amount Deferred	$5,186	$0	$0	$5,230	$0	$2,200	$0	$0	$0	$3,028
Multi-Manager Small Cap Equity Strategies Fund	$4,869	$6,717	$5,153	$4,897	$4,907	$5,073	$4,784	$4,628	$1,435	$4,628
Amount Deferred	$4,869	$0	$0	$4,897	$0	$2,093	$0	$0	$0	$2,819
Multi-Manager Total Return Bond Strategies Fund	$16,917	$23,428	$17,908	$17,055	$17,083	$17,625	$16,659	$16,265	$4,863	$16,265
Amount Deferred	$16,917	$0	$0	$17,055	$0	$7,153	$0	$0	$0	$9,905
Multisector Bond SMA Completion Portfolio(h)	$1,945	$2,607	$2,054	$2,001	$178	$198	$1,955	$1,659	$1,659	$1,659
Amount Deferred(h)	$1,945	$0	$0	$2,001	$0	$198	$0	$0	$0	$1,037
Overseas SMA Completion Portfolio(i)	$2,315	$3,233	$2,455	$2,411	$689	$689	$2,355	$2,235	$2,235	$2,235
Amount Deferred(i)	$2,315	$0	$0	$2,411	$0	$319	$0	$0	$0	$1,397
Columbia Small Cap Growth Fund I	$2,536	$3,501	$2,683	$2,555	$2,559	$2,641	$2,496	$2,420	$742	$2,420
Amount Deferred	$2,536	$0	$0	$2,555	$0	$1,087	$0	$0	$0	$1,471
Columbia Strategic Income Fund	$10,121	$13,980	$10,709	$10,195	$10,228	$10,541	$9,958	$9,676	$2,973	$9,676
Amount Deferred	$10,121	$0	$0	$10,195	$0	$4,323	$0	$0	$0	$5,883

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
For Funds with fiscal period ending October 31
Columbia Connecticut Intermediate Municipal Bond Fund	$1,631	$2,256	$1,726	$1,644	$1,647	$1,699	$1,606	$1,565	$847	$1,565
Amount Deferred	$1,631	$0	$0	$1,644	$0	$692	$0	$0	$0	$952
Columbia Intermediate Municipal Bond Fund	$4,025	$5,576	$4,261	$4,058	$4,065	$4,193	$3,964	$3,871	$2,028	$3,871
Amount Deferred	$4,025	$0	$0	$4,058	$0	$1,699	$0	$0	$0	$2,359
Columbia Massachusetts Intermediate Municipal Bond Fund	$1,864	$2,579	$1,973	$1,879	$1,882	$1,942	$1,835	$1,789	$970	$1,789
Amount Deferred	$1,864	$0	$0	$1,879	$0	$790	$0	$0	$0	$1,089
Columbia New York Intermediate Municipal Bond Fund	$1,862	$2,577	$1,971	$1,878	$1,881	$1,940	$1,834	$1,788	$973	$1,788
Amount Deferred	$1,862	$0	$0	$1,878	$0	$790	$0	$0	$0	$1,088
Columbia Strategic California Municipal Income Fund	$2,480	$3,432	$2,624	$2,500	$2,504	$2,583	$2,442	$2,380	$1,296	$2,380
Amount Deferred	$2,480	$0	$0	$2,500	$0	$1,051	$0	$0	$0	$1,449
Columbia Strategic New York Municipal Income Fund	$1,819	$2,518	$1,926	$1,834	$1,837	$1,895	$1,792	$1,747	$944	$1,747
Amount Deferred	$1,819	$0	$0	$1,834	$0	$771	$0	$0	$0	$1,063

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
	Independent Trustees							Consultant to Independent Trustees
Fund	Janet L. Carrig(a)	Douglas A. Hacker	Nancy T. Lukitsh	David M. Moffett(b)	John J. Neuhauser	Patrick J. Simpson(c)	Anne-Lee Verville(d)	J. Kevin Connaughton(e)	Olive Darragh(g)	Natalie A. Trunow(f)
For Funds with fiscal period ending December 31
Columbia Real Estate Equity Fund	$2,024	$2,805	$2,142	$2,041	$2,044	$2,108	$1,993	$1,950	$1,051	$1,950
Amount Deferred	$2,024	$0	$0	$2,041	$0	$853	$0	$0	$0	$1,187

(a)	As of December 31, 2019, the value of Ms. Carrig’s account under the Deferred Compensation Plan was $2,837,415.
(b)	As of December 31, 2019, the value of Mr. Moffett’s account under the Deferred Compensation Plan was $1,660,804.
(c)	As of December 31, 2019, the value of Mr. Simpson’s account under the Deferred Compensation Plan was $3,144,034.
(d)

As of December 31, 2019, the value of Ms. Verville’s account under the Deferred Compensation Plan was $696,612. Ms. Verville served as Trustee until December 11, 2019, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.

(e)

From January 1, 2020 to June 30, 2020, Mr. Connaughton received compensation from the Columbia Funds Complex for serving as a Consultant to the Independent Trustees at an annual rate of $295,000; effective July 1, 2020, the Consultants receive the same compensation as they would receive were they Trustees.

(f)

From January 1, 2020 to June 30, 2020, Ms. Trunow received compensation from the Columbia Funds Complex for serving as a Consultant to the Independent Trustees at an annual rate of $295,000; effective July 1, 2020, the Consultants receive the same compensation as they would receive were they Trustees. As of December 31, 2019, the value of Ms. Trunow’s account under the Deferred Compensation Plan was $526,336.

(g)

Ms. Darragh was appointed Consultant to the Independent Trustees effective June 10, 2019, and as such received no compensation prior to such date. From January 1, 2020 to June 30, 2020, Ms. Darragh received compensation from the Columbia Funds Complex for serving as a Consultant to the Independent Trustees at an annual rate of $295,000; effective July 1, 2020, the Consultants receive the same compensation as they would receive were they Trustees.

(h)	The Fund commenced operations on October 29, 2019. The compensation shown for the Fund is the estimated amount that will be paid from October 29, 2019 to August 31, 2020.
(i)	The Fund commenced operations on September 12, 2019. The compensation shown for the Fund is the estimated amount that will be paid from September 12, 2019 to August 31, 2020.

Columbia Trusts

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
For Funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$1,826	$1,812	$2,139	$1,813	N/A	$1,813
Amount Deferred	$0	$0	$1,326	$544	N/A	$1,762
Columbia Capital Allocation Conservative Portfolio	$1,232	$1,223	$1,444	$1,223	N/A	$1,223
Amount Deferred	$0	$0	$895	$367	N/A	$1,190
Columbia Capital Allocation Moderate Aggressive Portfolio	$3,412	$3,387	$4,003	$3,387	N/A	$3,387
Amount Deferred	$0	$0	$2,482	$1,016	N/A	$3,294
Columbia Capital Allocation Moderate Conservative Portfolio	$1,596	$1,584	$1,872	$1,585	N/A	$1,585
Amount Deferred	$0	$0	$1,160	$475	N/A	$1,542
Columbia Capital Allocation Moderate Portfolio	$2,766	$2,746	$3,245	$2,746	N/A	$2,746
Amount Deferred	$0	$0	$2,012	$824	N/A	$2,671
Columbia Income Builder Fund	$2,554	$2,534	$2,986	$2,536	N/A	$2,536
Amount Deferred	$0	$0	$1,851	$761	N/A	$2,464

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
For Funds with fiscal period ending February 28/29
Columbia Convertible Securities Fund	$2,595	$2,575	$2,605	$2,578	N/A	$2,578
Amount Deferred	$0	$0	$1,615	$773	N/A	$2,369
Columbia Global Equity Value Fund	$1,946	$1,932	$1,990	$1,932	N/A	$1,932
Amount Deferred	$0	$0	$1,234	$580	N/A	$1,790
Columbia Large Cap Enhanced Core Fund	$1,676	$1,664	$1,728	$1,664	N/A	$1,664
Amount Deferred	$0	$0	$1,072	$499	N/A	$1,548
Columbia Large Cap Growth Opportunity Fund	$2,942	$2,920	$3,002	$2,921	N/A	$2,921
Amount Deferred	$0	$0	$1,861	$876	N/A	$2,703
Columbia Large Cap Index Fund	$5,264	$5,226	$5,368	$5,227	N/A	$5,227
Amount Deferred	$0	$0	$3,328	$1,568	N/A	$4,837
Columbia Mid Cap Index Fund	$6,076	$6,033	$6,291	$6,032	N/A	$6,032
Amount Deferred	$0	$0	$3,901	$1,810	N/A	$5,618
Columbia Overseas Core Fund	$1,319	$1,309	$1,345	$1,310	N/A	$1,310
Amount Deferred	$0	$0	$834	$393	N/A	$1,212
Columbia Overseas Value Fund	$3,298	$3,274	$3,354	$3,275	N/A	$3,275
Amount Deferred	$0	$0	$2,079	$982	N/A	$3,025
Columbia Select Large Cap Equity Fund	$1,908	$1,894	$1,943	$1,895	N/A	$1,895
Amount Deferred	$0	$0	$1,205	$568	N/A	$1,752
Columbia Select Mid Cap Value Fund	$2,967	$2,946	$3,039	$2,946	N/A	$2,946
Amount Deferred	$0	$0	$1,884	$884	N/A	$2,730
Columbia Small Cap Index Fund	$6,103	$6,062	$6,300	$6,059	N/A	$6,059
Amount Deferred	$0	$0	$3,906	$1,818	N/A	$5,634
Columbia Small Cap Value Fund II	$2,655	$2,637	$2,733	$2,636	N/A	$2,636
Amount Deferred	$0	$0	$1,695	$791	N/A	$2,449
For Funds with fiscal period ending March 31
Columbia Short Term Bond Fund	$2,504	$2,469	$2,293	$2,467	N/A	$2,467
Amount Deferred	$0	$0	$1,422	$740	N/A	$2,198
For Funds with fiscal period ending April 30
Columbia California Intermediate Municipal Bond Fund	$1,564	$1,542	$1,261	$1,564	N/A	$1,564
Amount Deferred	$0	$0	$782	$469	N/A	$1,305
Columbia Georgia Intermediate Municipal Bond Fund	$1,059	$1,044	$862	$1,059	N/A	$1,059
Amount Deferred	$0	$0	$535	$318	N/A	$887
Columbia Maryland Intermediate Municipal Bond Fund	$1,069	$1,054	$870	$1,069	N/A	$1,069
Amount Deferred	$0	$0	$540	$321	N/A	$896
Columbia North Carolina Intermediate Municipal Bond Fund	$1,240	$1,223	$1,004	$1,240	N/A	$1,240
Amount Deferred	$0	$0	$623	$372	N/A	$1,036
Columbia South Carolina Intermediate Municipal Bond Fund	$1,146	$1,130	$930	$1,146	N/A	$1,146
Amount Deferred	$0	$0	$577	$344	N/A	$959
Columbia Short Term Municipal Bond Fund	$2,074	$2,044	$1,708	$2,074	N/A	$2,074
Amount Deferred	$0	$0	$1,059	$622	N/A	$1,745
Columbia Virginia Intermediate Municipal Bond Fund	$1,187	$1,170	$964	$1,187	N/A	$1,187
Amount Deferred	$0	$0	$598	$356	N/A	$993

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
For Funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	$1,448	$1,427	$1,061	$1,448	N/A	$1,448
Amount Deferred	$0	$0	$658	$434	N/A	$1,189
Columbia Dividend Opportunity Fund	$4,405	$4,341	$3,228	$4,405	N/A	$4,405
Amount Deferred	$0	$0	$2,001	$1,321	N/A	$3,611
Columbia Flexible Capital Income Fund	$2,255	$2,224	$1,585	$2,255	N/A	$2,255
Amount Deferred	$0	$0	$983	$676	N/A	$1,817
Columbia High Yield Bond Fund	$2,884	$2,843	$2,092	$2,884	N/A	$2,884
Amount Deferred	$0	$0	$1,297	$865	N/A	$2,355
Columbia Large Cap Value Fund	$3,466	$3,416	$2,507	$3,466	N/A	$3,466
Amount Deferred	$0	$0	$1,554	$1,040	N/A	$2,826
Multi-Manager Value Strategies Fund	$4,963	$4,894	$3,511	$4,963	N/A	$4,963
Amount Deferred	$0	$0	$2,177	$1,489	N/A	$4,009
Columbia Mortgage Opportunities Fund	$3,164	$3,124	$2,170	$3,164	N/A	$3,164
Amount Deferred	$0	$0	$1,345	$949	N/A	$2,521
Columbia Quality Income Fund	$3,519	$3,470	$2,490	$3,519	N/A	$3,519
Amount Deferred	$0	$0	$1,544	$1,056	N/A	$2,845
Columbia Select Large Cap Value Fund	$2,399	$2,365	$1,738	$2,399	N/A	$2,399
Amount Deferred	$0	$0	$1,077	$720	N/A	$1,958
Columbia Select Small Cap Value Fund	$1,605	$1,581	$1,169	$1,605	N/A	$1,605
Amount Deferred	$0	$0	$725	$481	N/A	$1,313
Columbia Seligman Communications and Information Fund	$9,098	$8,978	$6,364	$9,098	N/A	$9,098
Amount Deferred	$0	$0	$3,946	$2,729	N/A	$7,307
For Funds with fiscal period ending July 31
Columbia Disciplined Core Fund	$6,442	$6,486	$7,930	$6,486	$2,348	$6,440
Amount Deferred	$0	$0	$5,011	$1,711	$0	$4,138
Columbia Disciplined Growth Fund	$1,582	$1,594	$1,956	$1,594	$610	$1,582
Amount Deferred	$0	$0	$1,237	$417	$0	$984
Columbia Disciplined Value Fund	$1,908	$1,923	$2,359	$1,922	$733	$1,908
Amount Deferred	$0	$0	$1,492	$503	$0	$1,189
Columbia Floating Rate Fund	$2,499	$2,520	$3,089	$2,520	$946	$2,500
Amount Deferred	$0	$0	$1,953	$661	$0	$1,573
Columbia Global Opportunities Fund	$1,666	$1,678	$2,054	$1,678	$623	$1,666
Amount Deferred	$0	$0	$1,299	$441	$0	$1,055
Columbia Government Money Market Fund	$1,698	$1,712	$2,097	$1,711	$625	$1,698
Amount Deferred	$0	$0	$1,325	$451	$0	$1,086
Columbia Income Opportunities Fund	$2,556	$2,575	$3,158	$2,575	$980	$2,556
Amount Deferred	$0	$0	$1,997	$675	$0	$1,595
Columbia Limited Duration Credit Fund	$1,696	$1,706	$2,083	$1,707	$623	$1,695
Amount Deferred	$0	$0	$1,316	$450	$0	$1,085
Columbia Minnesota Tax-Exempt Fund	$1,715	$1,726	$2,106	$1,727	$626	$1,715
Amount Deferred	$0	$0	$1,331	$455	$0	$1,101
Columbia Strategic Municipal Income Fund	$2,909	$2,923	$3,541	$2,927	$1,006	$2,907
Amount Deferred	$0	$0	$2,236	$778	$0	$1,921
For Funds with fiscal period ending August 31
Columbia Emerging Markets Bond Fund	$1,482	$1,493	$1,830	$1,493	$477	$1,482
Amount Deferred	$0	$0	$1,152	$400	$0	$1,016

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
For Funds with fiscal period ending October 31
Columbia Select Global Equity Fund	$1,532	$1,541	$1,895	$1,542	$258	$1,531
Amount Deferred	$0	$0	$1,184	$437	$0	$1,284
Columbia Seligman Global Technology Fund	$2,347	$2,363	$2,911	$2,363	$407	$2,347
Amount Deferred	$0	$0	$1,819	$668	$0	$1,957

(a)	Mr. Boudreau served as Trustee until December 31, 2019, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(b)	Mr. Carmichael served as Trustee until December 31, 2018, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Gallagher	Paglia	Santomero	Shaw	Yeager
For Funds with fiscal period ending January 31
Columbia Capital Allocation Aggressive Portfolio	$1,664	$1,907	$1,637	$1,650	$1,664
Amount Deferred	$832	$1,907	$0	$825	$832
Columbia Capital Allocation Conservative Portfolio	$1,123	$1,285	$1,104	$1,113	$1,122
Amount Deferred	$561	$1,285	$0	$557	$561
Columbia Capital Allocation Moderate Aggressive Portfolio	$3,109	$3,560	$3,059	$3,084	$3,109
Amount Deferred	$1,555	$3,560	$0	$1,542	$1,554
Columbia Capital Allocation Moderate Conservative Portfolio	$1,454	$1,665	$1,430	$1,442	$1,454
Amount Deferred	$727	$1,665	$0	$721	$727
Columbia Capital Allocation Moderate Portfolio	$2,521	$2,886	$2,480	$2,500	$2,520
Amount Deferred	$1,260	$2,886	$0	$1,250	$1,260
Columbia Income Builder Fund	$2,328	$2,669	$2,291	$2,309	$2,327
Amount Deferred	$1,164	$2,669	$0	$1,154	$1,163
For Funds with fiscal period ending February 28/29
Columbia Convertible Securities Fund	$2,377	$2,731	$2,340	$2,277	$2,374
Amount Deferred	$1,189	$2,731	$0	$1,138	$1,187
Columbia Global Equity Value Fund	$1,780	$2,040	$1,752	$1,712	$1,779
Amount Deferred	$890	$2,040	$0	$856	$890
Columbia Large Cap Enhanced Core Fund	$1,532	$1,753	$1,507	$1,475	$1,531
Amount Deferred	$766	$1,753	$0	$738	$766
Columbia Large Cap Growth Opportunity Fund	$2,691	$3,086	$2,649	$2,587	$2,691
Amount Deferred	$1,345	$3,086	$0	$1,293	$1,345
Columbia Large Cap Index Fund	$4,817	$5,524	$4,742	$4,630	$4,815
Amount Deferred	$2,409	$5,524	$0	$2,315	$2,408
Columbia Mid Cap Index Fund	$5,552	$6,351	$5,465	$5,353	$5,554
Amount Deferred	$2,776	$6,351	$0	$2,676	$2,777
Columbia Overseas Core Fund	$1,207	$1,384	$1,188	$1,160	$1,206
Amount Deferred	$603	$1,384	$0	$580	$603
Columbia Overseas Value Fund	$3,021	$3,467	$2,975	$2,903	$3,020
Amount Deferred	$1,510	$3,467	$0	$1,452	$1,510
Columbia Select Large Cap Equity Fund	$1,746	$2,002	$1,719	$1,677	$1,745
Amount Deferred	$873	$2,002	$0	$839	$872
Columbia Select Mid Cap Value Fund	$2,714	$3,111	$2,672	$2,612	$2,714
Amount Deferred	$1,357	$3,111	$0	$1,306	$1,357
Columbia Small Cap Index Fund	$5,582	$6,391	$5,496	$5,381	$5,585

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Gallagher	Paglia	Santomero	Shaw	Yeager
Amount Deferred	$2,791	$6,391	$0	$2,690	$2,793
Columbia Small Cap Value Fund II	$2,428	$2,782	$2,390	$2,339	$2,428
Amount Deferred	$1,214	$2,782	$0	$1,170	$1,214
For Funds with fiscal period ending March 31
Columbia Short Term Bond Fund	$2,290	$2,652	$2,254	$2,188	$2,292
Amount Deferred	$1,145	$2,652	$0	$1,094	$1,146
For Funds with fiscal period ending April 30
Columbia California Intermediate Municipal Bond Fund	$1,455	$1,675	$1,433	$1,389	$1,433
Amount Deferred	$727	$1,675	$0	$695	$717
Columbia Georgia Intermediate Municipal Bond Fund	$984	$1,134	$969	$940	$969
Amount Deferred	$492	$1,134	$0	$470	$485
Columbia Maryland Intermediate Municipal Bond Fund	$994	$1,144	$978	$949	$978
Amount Deferred	$497	$1,144	$0	$474	$489
Columbia North Carolina Intermediate Municipal Bond Fund	$1,153	$1,327	$1,136	$1,101	$1,136
Amount Deferred	$577	$1,327	$0	$550	$568
Columbia South Carolina Intermediate Municipal Bond Fund	$1,065	$1,226	$1,049	$1,017	$1,049
Amount Deferred	$532	$1,226	$0	$508	$524
Columbia Short Term Municipal Bond Fund	$1,924	$2,214	$1,894	$1,838	$1,894
Amount Deferred	$962	$2,214	$0	$919	$947
Columbia Virginia Intermediate Municipal Bond Fund	$1,103	$1,270	$1,086	$1,053	$1,086
Amount Deferred	$551	$1,270	$0	$526	$543
For Funds with fiscal period ending May 31
Columbia Commodity Strategy Fund	$1,344	$1,608	$1,323	$1,280	$1,323
Amount Deferred	$672	$1,608	$0	$640	$662
Columbia Dividend Opportunity Fund	$4,084	$4,905	$4,020	$3,897	$4,020
Amount Deferred	$2,042	$4,905	$0	$1,949	$2,010
Columbia Flexible Capital Income Fund	$2,101	$2,532	$2,070	$2,005	$2,070
Amount Deferred	$1,050	$2,532	$0	$1,002	$1,035
Columbia High Yield Bond Fund	$2,677	$3,220	$2,636	$2,557	$2,636
Amount Deferred	$1,338	$3,220	$0	$1,278	$1,318
Columbia Large Cap Value Fund	$3,218	$3,870	$3,169	$3,070	$3,169
Amount Deferred	$1,609	$3,870	$0	$1,535	$1,585
Multi-Manager Value Strategies Fund	$4,620	$5,583	$4,552	$4,412	$4,552
Amount Deferred	$2,310	$5,583	$0	$2,206	$2,276
Columbia Mortgage Opportunities Fund	$2,962	$3,563	$2,922	$2,829	$2,922
Amount Deferred	$1,481	$3,563	$0	$1,415	$1,461
Columbia Quality Income Fund	$3,275	$3,943	$3,226	$3,129	$3,226
Amount Deferred	$1,637	$3,943	$0	$1,565	$1,613
Columbia Select Large Cap Value Fund	$2,227	$2,678	$2,192	$2,124	$2,192
Amount Deferred	$1,113	$2,678	$0	$1,062	$1,096
Columbia Select Small Cap Value Fund	$1,487	$1,787	$1,464	$1,419	$1,464
Amount Deferred	$744	$1,787	$0	$710	$732
Columbia Seligman Communications and Information Fund	$8,500	$10,242	$8,381	$8,104	$8,381
Amount Deferred	$4,250	$10,242	$0	$4,052	$4,190

	Compensation by Fund as of Each Fund’s Most Recent Fiscal Year End
Fund	Gallagher	Paglia	Santomero	Shaw	Yeager
For Funds with fiscal period ending July 31
Columbia Disciplined Core Fund	$5,873	$6,486	$5,778	$5,871	$5,873
Amount Deferred	$2,936	$5,899	$0	$2,936	$2,937
Columbia Disciplined Growth Fund	$1,447	$1,594	$1,425	$1,447	$1,447
Amount Deferred	$724	$1,441	$0	$724	$723
Columbia Disciplined Value Fund	$1,745	$1,923	$1,718	$1,746	$1,746
Amount Deferred	$873	$1,739	$0	$873	$873
Columbia Floating Rate Fund	$2,289	$2,520	$2,254	$2,291	$2,290
Amount Deferred	$1,144	$2,284	$0	$1,145	$1,145
Columbia Global Opportunities Fund	$1,521	$1,678	$1,497	$1,521	$1,521
Amount Deferred	$760	$1,522	$0	$760	$760
Columbia Government Money Market Fund	$1,553	$1,712	$1,529	$1,554	$1,553
Amount Deferred	$776	$1,555	$0	$777	$777
Columbia Income Opportunities Fund	$2,338	$2,575	$2,301	$2,338	$2,337
Amount Deferred	$1,169	$2,330	$0	$1,169	$1,169
Columbia Limited Duration Credit Fund	$1,544	$1,706	$1,518	$1,542	$1,542
Amount Deferred	$772	$1,551	$0	$771	$771
Columbia Minnesota Tax-Exempt Fund	$1,561	$1,726	$1,535	$1,560	$1,560
Amount Deferred	$780	$1,569	$0	$780	$780
Columbia Strategic Municipal Income Fund	$2,630	$2,923	$2,583	$2,624	$2,626
Amount Deferred	$1,315	$2,671	$0	$1,312	$1,313
For Funds with fiscal period ending August 31
Columbia Emerging Markets Bond Fund	$1,353	$1,493	$1,332	$1,353	$1,353
Amount Deferred	$677	$1,373	$0	$677	$676
For Funds with fiscal period ending October 31
Columbia Select Global Equity Fund	$1,397	$1,541	$1,374	$1,396	$1,396
Amount Deferred	$698	$1,477	$0	$698	$698
Columbia Seligman Global Technology Fund	$2,145	$2,363	$2,111	$2,144	$2,145
Amount Deferred	$1,072	$2,261	$0	$1,072	$1,072

	Compensation by Fund as of each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
For Funds with fiscal period ending March 31
Columbia EM Core ex-China ETF	$1,029	$1,015	$931	$1,015	N/A	$1,015
Amount Deferred	$0	$0	$577	$305	N/A	$899
Columbia Emerging Markets Consumer ETF	$1,347	$1,328	$1,227	$1,328	N/A	$1,328
Amount Deferred	$0	$0	$760	$398	N/A	$1,179
Columbia India Consumer ETF	$1,162	$1,146	$1,056	$1,146	N/A	$1,146
Amount Deferred	$0	$0	$655	$344	N/A	$1,017
For Funds with fiscal period ending October 31
Columbia Diversified Fixed Income Allocation ETF	$1,110	$1,117	$1,375	$1,117	$186	$1,109
Amount Deferred	$0	$0	$859	$316	$0	$931
Columbia Multi-Sector Municipal Income ETF	$999	$1,006	$1,236	$1,006	$170	$999
Amount Deferred	$0	$0	$772	$285	$0	$836
Columbia Research Enhanced Core ETF(c)	$53	$53	$102	$53	$0	$53
Amount Deferred	$0	$0	$63	$16	$0	$53
Columbia Research Enhanced Value ETF(c)	$53	$53	$102	$53	$0	$53

	Compensation by Fund as of each Fund’s Most Recent Fiscal Year End
Fund	Batejan	Blatz	Boudreau(a)	Carlton	Carmichael(b)	Flynn
Amount Deferred	$0	$0	$63	$16	$0	$53
Columbia Sustainable International Equity Income ETF	$981	$988	$1,214	$988	$169	$981
Amount Deferred	$0	$0	$758	$280	$0	$819
Columbia Sustainable U.S. Equity Income ETF	$978	$985	$1,210	$985	$168	$978
Amount Deferred	$0	$0	$756	$279	$0	$817

(a)	Mr. Boudreau served as Trustee until December 31, 2019, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(b)	Mr. Carmichael served as Trustee until December 31, 2018, and stopped receiving compensation from the Funds and the Columbia Funds Complex as of such date.
(c)	For the period from September 25, 2019 (commencement of operations) to October 31, 2019.

	Compensation by Fund as of each Fund’s Most Recent Fiscal Year End
Fund	Gallagher	Paglia	Santomero	Shaw	Yeager
For Funds with fiscal period ending March 31
Columbia EM Core ex-China ETF	$943	$1,094	$929	$900	$943
Amount Deferred	$472	$1,094	$0	$450	$471
Columbia Emerging Markets Consumer ETF	$1,233	$1,429	$1,214	$1,177	$1,233
Amount Deferred	$616	$1,429	$0	$589	$616
Columbia India Consumer ETF	$1,063	$1,233	$1,047	$1,015	$1,063
Amount Deferred	$532	$1,233	$0	$508	$531
For Funds with fiscal period ending October 31
Columbia Diversified Fixed Income Allocation ETF	$1,013	$1,117	$997	$1,012	$1,013
Amount Deferred	$507	$1,070	$0	$506	$506
Columbia Multi-Sector Municipal Income ETF	$912	$1,006	$897	$911	$911
Amount Deferred	$456	$963	$0	$456	$456
Columbia Research Enhanced Core ETF(c)	$53	$53	$53	$53	$53
Amount Deferred	$26	$53	$0	$26	$26
Columbia Research Enhanced Value ETF(c)	$53	$53	$53	$53	$53
Amount Deferred	$26	$53	$0	$26	$26
Columbia Sustainable International Equity Income ETF	$896	$988	$881	$895	$895
Amount Deferred	$448	$946	$0	$448	$448
Columbia Sustainable U.S. Equity Income ETF	$893	$985	$78	$892	$892
Amount Deferred	$446	$943	$0	$446	$446

(a)	For the period from September 25, 2019 (commencement of operations) to October 31, 2019.

APPENDIX I — EXECUTIVE OFFICER INFORMATION

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below.

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 – December 2014); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously, Vice President – Accounting and Tax, May 2010 – May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 – December 2018 and December 2015 – December 2018, respectively).

Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I and CFST II; Assistant Treasurer, CETF I and CEFT II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 – March 2017).

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years

Marybeth Pilat 225 Franklin Street Boston, MA 02110 Born 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CETF I and CETF II; Assistant Treasurer, CFST, CFST I and CFST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director – Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President – Fund Administration, Legg Mason, May 2015 – July 2015; Vice President – Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 – April 2015.

Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 – January 2017 and January 2013 – January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015.

Name, Address, Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During the Past Five Years

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 – August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.

Daniel J. Beckman 225 Franklin Street Boston, MA 02110 Born 1962	Senior Vice President (2020)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); previously, Senior Vice President of Investment Product Management, Fidelity Financial Advisor Solutions, a division of Fidelity Investments (January 2012 – March 2015).

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.

APPENDIX J — ADDITIONAL INFORMATION REGARDING AUDIT FEES AND AUDIT COMMITTEE PRE-APPROVAL PROCEDURES

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)				Aggregate Non-Audit Fees(5)
	Fund		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
Columbia ETF Trust II
Fiscal year ending March 31	$45,000	$94,500	$0	$2,500	$0	$0	$0	$75,600	$0	$0	$0	$0	$0	$0	$0	$78,100
Columbia Funds Series Trust
Fiscal year ending January 31	$60,000	$55,000	$0	$0	$0	$0	$0	$14,700	$0	$0	$0	$0	$225,000	$225,000	$225,000	$239,700
Fiscal year ending February 28/29	$348,000	$349,800	$7,500	$0	$0	$0	$5,820	$72,900	$0	$0	$0	$0	$225,000	$225,000	$238,300	$297,900
Fiscal year ending March 31	$35,000	$37,500	$0	$0	$0	$0	$0	$3,800	$0	$0	$0	$0	$225,000	$225,000	$225,000	$228,800
Fiscal year ending April 30	$209,000	$222,000	$0	$0	$0	$0	$0	$20,300	$0	$0	$0	$0	$225,000	$225,000	$225,000	$245,300
Columbia Funds Series Trust I
Fiscal year ending March 31	$337,000	$282,100	$3,200	$4,500	$0	$0	$1,200	$61,000	$0	$0	$0	$0	$225,000	$225,000	$229,400	$290,500
Fiscal year ending April 30	$275,000	$286,500	$9,500	$2,300	$0	$0	$0	$51,000	$0	$0	$0	$0	$242,500	$242,500	$252,000	$295,700
Fiscal year ending May 31	$162,000	$154,300	$1,500	$17,500	$0	$0	$3,000	$32,000	$0	$0	$0	$0	$225,000	$235,000	$229,500	$284,500
Fiscal year ending July 31	$151,000	$164,800	$1,200	$0	$0	$0	$0	$19,300	$0	$0	$0	$0	$225,000	$225,000	$226,200	$244,300

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)				Aggregate Non-Audit Fees(5)
	Fund		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund
	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019
Columbia Funds Series Trust II
Fiscal year ending January 31	$80,000	$74,000	$0	$0	$0	$0	$0	$19,600	$0	$0	$0	$0	$225,000	$225,000	$225,000	$244,600
Fiscal year ending February 28/29	$58,000	$62,000	$4,200	$0	$0	$0	$2,300	$17,600	$0	$0	$0	$0	$225,000	$225,000	$231,500	$242,600
Fiscal year ending May 31	$394,000	$403,250	$21,700	$4,300	$0	$0	$0	$67,800	$0	$0	$0	$0	$225,000	$225,000	$246,700	$297,000
Fiscal year ending July 31	$361,000	$415,000	$9,200	$4,500	$0	$0	$6,400	$63,200	$0	$0	$0	$0	$225,000	$225,000	$240,600	$292,700

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)

“Aggregate Non-Audit Fees” are the fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust.

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)				Aggregate Non-Audit Fees(5)
	Fund		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund		Investment Manager and Affiliates		Fund
	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018
Columbia ETF Trust I
Fiscal year ending October 31	$77,500	$60,300	$0	$0	$0	$0	$39,600	$32,800	$0	$0	$0	$0	$0	$0	$39,625	$32,900
Columbia Funds Series Trust I
Fiscal year ending August 31	$501,000	$511,800	$0	$0	$0	$0	$138,000	$121,300	$0	$0	$0	$0	$242,500	$242,500	$380,600	$363,800
Fiscal year ending October 31	$174,000	$193,500	$0	$0	$0	$0	$17,400	$17,400	$0	$0	$0	$0	$225,000	$225,000	$242,400	$242,400
Fiscal year ending December 31	$29,000	$31,800	$0	$0	$0	$0	$7,100	$3,800	$0	$0	$0	$0	$225,000	$225,000	$232,100	$228,800
Columbia Funds Series Trust II
Fiscal year ending August 31	$29,000	$41,500	$0	$0	$0	$0	$6,700	$16,400	$0	$0	$0	$0	$225,000	$225,000	$231,600	$241,400
Fiscal year ending October 31	$116,000	$171,800	$0	$0	$0	$0	$45,700	$40,200	$0	$0	$0	$0	$225,000	$225,000	$270,700	$265,200

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

(5)

“Aggregate Non-Audit Fees” are the fees billed by the Trust’s accountant for services rendered to the Trust, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust.

Audit Committee Pre-Approval Policies and Procedures

The applicable Trust’s Audit Committee is required to pre-approve the engagement of the Trust’s independent auditors to provide audit and non-audit services to the Trust and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the Trust.

Each Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the Trust’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the Trust (“Fund Services”); (ii) non-audit services to the Trust’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the Trust’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

Each Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

PXY000_00_011_(10/20)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/272705013

on December 22 at 10:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter

the 14-digit control number from the

shaded box on this card.

The Password for this meeting is

COL2020.

Please detach at perforation before mailing.

COLUMBIA FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 22, 2020

THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES OF THE FUNDS. The undersigned shareholder of the Fund(s) hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”), revoking previous proxies, hereby appoints Daniel J. Beckman, Michael G. Clarke, Joseph L. D’Alessandro, Michael E. DeFao, Ryan C. Larrenaga, Marybeth Pilat and Julian Quero (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Meeting to be held in a virtual format only, which will be conducted on-line at the following Website: www.meetingcenter.io/272705013, on December 22, 2020, at 10:00 a.m. Eastern Time, as indicated on the reverse side. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The password for this meeting is COL2020. In their discretion, the Proxies named above are authorized to vote upon such other matters as may properly come before the Meeting.

The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

COL_31702_102120

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held Virtually on December 22, 2020

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/col-31702

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

[Fund(s)]

Please detach at perforation before mailing.

THE BOARD OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR ITS TRUST. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal
1.	To elect seventeen (17) nominees to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
					☐	☐	☐
	01. George S. Batejan	02. Kathleen Blatz	03. Pamela G. Carlton	04. Janet Langford Carrig
	05. J. Kevin Connaughton	06. Olive Darragh	07. Patricia M. Flynn	08. Brian J. Gallagher
	09. Douglas A. Hacker	10. Nancy T. Lukitsh	11. David M. Moffett	12. Catherine James Paglia
	13. Anthony M. Santomero	14. Minor M. Shaw	15. Natalie A. Trunow	16. Sandra Yeager
17. Christopher O. Petersen

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

2.	To transact such other business as may properly come before the Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date
Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below                             Signature 1 — Please keep signature within the box             Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	COL1 31702	M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

        COLUMBIA FUNDS

        IMPORTANT PROXY INFORMATION

        Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT

SECURITY CODE LISTED IN THE BOXES BELOW WHEN

REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control

Number & Security Code to record your vote.

Joint Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Columbia Funds Joint Special Meeting of Shareholders to Be Held Virtually on December 22, 2020.

The Joint Special Meeting of Shareholders of Columbia Funds will be conducted on-line at the following website: www.meetingcenter.io/272705013, on December 22, 2020, at 10:00 a.m., (Eastern Time). To participate in the virtual meeting enter the 14-digit control number from the shaded box on this Notice. The password for this meeting is COL2020.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposal being voted on at the Joint Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Joint Proxy Statement and the Form of Proxy Card, are available at:

https://www.proxy-direct.com/col-31702

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, or Annual Report to shareholders, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than December 11, 2020, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/col-31702

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN DECEMBER 11, 2020, TO FACILITATE TIMELY DELIVERY.

COL_31702_NA_102620

FUNDS	FUNDS	FUNDS
Columbia Adaptive Retirement 2020 Fund	Columbia Adaptive Retirement 2025 Fund	Columbia Adaptive Retirement 2030 Fund
Columbia Adaptive Retirement 2035 Fund	Columbia Adaptive Retirement 2040 Fund	Columbia Adaptive Retirement 2045 Fund
Columbia Adaptive Retirement 2050 Fund	Columbia Adaptive Retirement 2055 Fund	Columbia Adaptive Retirement 2060 Fund
Columbia Adaptive Risk Allocation Fund	Columbia Balanced Fund	Columbia Bond Fund
Columbia CA Intermediate Municipal Bond Fund	Columbia Capital Allocation Aggressive Portfolio	Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Mod Aggressive Port	Columbia Capital Allocation Mod Conservative Port	Columbia Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund	Columbia Contrarian Core Fund	Columbia Convertible Securities Fund
Columbia Corporate Income Fund	Columbia CT Intermediate Municipal Bond Fund	Columbia Disciplined Core Fund
Columbia Disciplined Growth Fund	Columbia Disciplined Value Fund	Columbia Dividend Income Fund
Columbia Dividend Opportunity Fund	Columbia Emerging Markets Bond Fund	Columbia Emerging Markets Fund
Columbia Flexible Capital Income Fund	Columbia Floating Rate Fund	Columbia GA Intermediate Municipal Bond Fund
Columbia Global Equity Value Fund	Columbia Global Opportunities Fund	Columbia Global Technology Growth Fund
Columbia Government Money Market Fund	Columbia Greater China Fund	Columbia High Yield Bond Fund
Columbia High Yield Municipal Fund	Columbia Income Builder Fund	Columbia Income Opportunities Fund
Columbia Intermediate Municipal Bond Fund	Columbia International Dividend Income Fund	Columbia Large Cap Growth Opportunity Fund
Columbia Large Cap Value Fund	Columbia Large Cap Enhanced Core Fund	Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund	Columbia Limited Duration Credit Fund	Columbia MA Intermediate Municipal Bond Fund
Columbia MD Intermediate Municipal Bond Fund	Columbia Mid Cap Growth Fund	Columbia Mid Cap Index Fund
Columbia MN Tax-Exempt Fund	Columbia Mortgage Opportunities Fund

The following matters will be considered at the Meeting:

1.

To elect seventeen (17) nominees, George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Anthony M. Santomero, Minor M. Shaw, Natalie A. Trunow, Sandra Yeager and Christopher O. Petersen, to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

2.	To transact any other business as properly may come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Materials for further details on the proposal and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

COL_31702_NA_102620

        COLUMBIA FUNDS

        IMPORTANT PROXY INFORMATION

        Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT

SECURITY CODE LISTED IN THE BOXES BELOW WHEN

REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET.

When you are ready to vote, you can use the same Control

Number & Security Code to record your vote.

Joint Special Meeting Notice – THIS IS NOT A PROXY – Please read carefully for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Columbia Funds Joint Special Meeting of Shareholders to Be Held Virtually on December 22, 2020.

The Joint Special Meeting of Shareholders of Columbia Funds will be conducted on-line at the following website: www.meetingcenter.io/272705013, on December 22, 2020, at 10:00 a.m., (Eastern Time). To participate in the virtual meeting enter the 14-digit control number from the shaded box on this Notice. The password for this meeting is COL2020.

As a shareholder, it is important for you to vote! On the back of this Notice, you will find a summary of the proposal being voted on at the Joint Special Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote your shares.

The Proxy Materials, which include the Joint Proxy Statement and the Form of Proxy Card, are available at:

https://www.proxy-direct.com/col-31702

If you want to receive a paper copy of the Proxy Materials or an email with a link to the Proxy Materials, or Annual Report to shareholders you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than December 11, 2020, to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/col-31702

On this site you can view the Proxy Materials online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-877-816-5331

Obtain paper copies of the Proxy Materials with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUEST AT: proxymaterials@computershare.com:

Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.

-  Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this Notice in your email request for materials.

-  If you want to elect to receive all future proxy materials in paper form or via email, please note your request and for email, provide the email address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN DECEMBER 11, 2020, TO FACILITATE TIMELY DELIVERY.

COL_31702_NA_102620

FUNDS	FUNDS	FUNDS
Columbia Multi Strategy Alternatives Fund	Columbia Multi-Asset Income Fund	Columbia NC Intermediate Municipal Bond Fund
Columbia NY Intermediate Municipal Bond Fund	Columbia OR Intermediate Municipal Bond Fund	Columbia Overseas Core Fund
Columbia Overseas Value Fund	Columbia Pacific/Asia Fund	Columbia Quality Income Fund
Columbia Real Estate Equity Fund	Columbia SC Intermediate Municipal Bond Fund	Columbia Select Global Equity Fund
Columbia Select Large Cap Equity Fund	Columbia Select Large Cap Value Fund	Columbia Select Large Cap Growth Fund
Columbia Select Mid Cap Value Fund	Columbia Select Small Cap Value Fund	Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund	Columbia Short Term Bond Fund	Columbia Short-Term Cash Fund
Columbia Short Term Municipal Bond Fund	Columbia Small Cap Growth Fund I	Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II	Columbia Small Cap Index Fund	Columbia Solutions Aggressive Portfolio
Columbia Solutions Conservative Portfolio	Columbia Strategic California Municipal Income Fund	Columbia Strategic Income Fund
Columbia Strategic Municipal Income Fund	Columbia Strategic New York Municipal Income Fund	Columbia Tax-Exempt Fund
Columbia Total Return Bond Fund	Columbia U.S. Social Bond Fund	Columbia Ultra Short Term Bond Fund
Columbia U.S. Treasury Index Fund	Columbia VA Intermediate Municipal Bond Fund	Multi-Manager Alternative Strategies Fund
Multi-Manager Directional Alternative Strategies Fund	Multi-Manager Growth Strategies Fund	Multi-Manager International Equity Strategies Fund
Multi-Manager Small Cap Equity Strategies Fund	Multi-Manager Total Return Bond Strategies Fund	Multi-Manager Value Strategies Fund
Multisector Bond SMA Completion Portfolio	Overseas SMA Completion Portfolio	Columbia EM Core ex-China ETF
Columbia Emerging Markets Consumer ETF	Columbia India Consumer ETF	Columbia Sustainable International Equity Income ETF
Columbia Sustainable U.S. Equity Income ETF	Columbia Diversified Fixed Income Allocation ETF	Columbia Multi-Sector Municipal Income ETF
Columbia Research Enhanced Core ETF	Columbia Research Enhanced Value ETF

The following matters will be considered at the Meeting:

1.

To elect seventeen (17) nominees, George S. Batejan, Kathleen Blatz, Pamela G. Carlton, Janet Langford Carrig, J. Kevin Connaughton, Olive Darragh, Patricia M. Flynn, Brian J. Gallagher, Douglas A. Hacker, Nancy T. Lukitsh, David M. Moffett, Catherine James Paglia, Anthony M. Santomero, Minor M. Shaw, Natalie A. Trunow, Sandra Yeager and Christopher O. Petersen, to the Board of the Trust, effective January 1, 2021, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor.

2.	To transact any other business as properly may come before the Special Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Materials for further details on the proposal and for instructions on how to vote your shares.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

The Funds have elected to utilize a distribution model authorized by the U.S. Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for the Special Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access the Proxy Materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Telephone by using the Control Number and Security Code on the front of this Notice. The Touch Tone phone number for voting is different from the ordering phone number and is displayed on the website. If you want to vote via mail, you will need to request a paper copy of the Proxy Materials to receive a Proxy Card and Return Envelope.

If I request printed Proxy Materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

COL_31702_NA_102620